Filed Pursuant to Rule 497(c)

File No. 333-174333

PROSPECTUS SUPPLEMENT

(To Prospectus dated October 18, 2012)

32,120,972 Rights

The Gabelli Utility Trust

Subscription Rights to Acquire Common Shares

The Gabelli Utility Trust (the “Fund,” “we,” “us” or “our”) is issuing subscription rights (the “Rights”) to our common shareholders to purchase additional common shares (the “Common Shares”).

The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is long-term growth of capital and income. The Fund will invest at least 80% of its assets, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services, or equipment for (i) the generation or distribution of electricity, gas, and water and (ii) telecommunications services or infrastructure operations (collectively, the “Utility Industry”). A company will be considered to be in the Utility Industry if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, the indicated activities or utility-related activities. The Fund’s investment adviser is Gabelli Funds, LLC (the “Investment Adviser”).

The Common Shares are traded on the New York Stock Exchange (“NYSE”) under the symbol “GUT.” On November 6, 2012 (the last trading date prior to the Common Shares trading ex-Rights), the last reported net asset value per share of the Common Shares was $5.50 and the last reported sales price per Common Share on the NYSE was $7.10. Our 5.625% Series A Cumulative Preferred Shares (“Series A Preferred”), liquidation preference $25.00 per share, are listed on the NYSE under the symbol “GUTPrA.” On November 6, 2012 (the last trading day prior to the Common Shares trading ex-Rights), the last reported sales price per share on the NYSE of the Series A Preferred was $25.58. Our Series B Auction Market Preferred Shares, liquidation preference $25,000 per share, are unlisted.

An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund’s investment objective will be achieved. You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in our Common Shares and retain it for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about us. Material that has been incorporated by reference and other information about us can be obtained from us by calling 800-GABELLI (422-3554) or from the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). For additional information all holders of Rights should contact the Information Agent, Morrow & Co., LLC; shareholders please call toll-free at 800-969-2372 (banks and brokers please call 203-658-9400) or please send written requests to:

Morrow & Co., LLC, 470 West Avenue, Stamford, CT 06902.

Investing in Common Shares through Rights involves certain risks that are described in the “Special Characteristics and Risks of the Rights Offering” section beginning on page R-14 of this Prospectus Supplement.

SHAREHOLDERS WHO DO NOT EXERCISE THEIR RIGHTS MAY, AT THE COMPLETION OF THE OFFERING, OWN A SMALLER PROPORTIONAL INTEREST IN THE FUND THAN IF THEY

EXERCISED THEIR RIGHTS. AS A RESULT OF THE OFFERING YOU MAY EXPERIENCE DILUTION OR ACCRETION OF THE AGGREGATE NET ASSET VALUE OF YOUR COMMON SHARES DEPENDING UPON WHETHER THE FUND’S NET ASSET VALUE PER COMMON SHARE IS ABOVE OR BELOW THE SUBSCRIPTION PRICE ON THE EXPIRATION DATE.

ANY COMMON SHARES ISSUED AS A RESULT OF THE RIGHTS OFFERING WILL NOT BE RECORD DATE SHARES FOR THE FUND’S MONTHLY DISTRIBUTION TO BE PAID ON DECEMBER 20, 2012 AND WILL NOT BE ENTITLED TO RECEIVE SUCH DISTRIBUTION.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS SUPPLEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO SECURITIES REGULATORY AUTHORITY IN CANADA HAS EXPRESSED AN OPINION ABOUT THESE SECURITIES AND IT IS AN OFFENSE TO CLAIM OTHERWISE. THIS OFFERING WILL NOT BE MADE IN ANY PROVINCE OF CANADA WHERE IT IS NOT PERMITTED BY LAW.

	Per Share	Total
Subscription price of Common Shares to shareholders exercising Rights	$6.00	$38,545,170
Underwriting discounts and commissions	None	None
Proceeds, before expenses, to the Fund (1)	$6.00	$38,545,170

(1)	The aggregate expenses of the offering (excluding underwriting discounts and commissions) are estimated to be $450,000.

The Common Shares are expected to be ready for delivery in book-entry form through the Depository Trust Company on or about December 21, 2012.

The date of this Prospectus Supplement is November 9, 2012

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus Supplement and the accompanying Prospectus is accurate as of any date other than the date of this Prospectus Supplement and the accompanying Prospectus, respectively. Our business, financial condition, results of operations and prospects may have changed since those dates. In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, “Fund,” “us,” “our” and “we” refer to The Gabelli Utility Trust. This Prospectus Supplement also includes trademarks owned by other persons.

Prospectus Supplement

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus Supplement, the accompanying Prospectus and the Statement of Additional Information contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this Prospectus Supplement as well as in the accompanying Prospectus. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC.

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors and Special Considerations” section of the accompanying Prospectus and “Special Characteristics and Risks of the Rights Offering” in this Prospectus Supplement. All forward-looking statements contained or incorporated by reference in this Prospectus Supplement or the accompanying Prospectus are made as of the date of this Prospectus Supplement or the accompanying Prospectus, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this Prospectus Supplement, the accompanying Prospectus and the Statement of Additional Information are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”).

Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors and Special Considerations” section of the accompanying Prospectus as well as in the “Special Characteristics and Risks of the Rights Offering” section of this Prospectus Supplement. We urge you to review carefully those sections for a more detailed discussion of the risks of an investment in the Common Shares.

SUMMARY OF THE TERMS OF THE RIGHTS OFFERING

Terms of the Offering	One transferable subscription right (a “Right”) will be issued for each common share of the Fund (each, a “Common Share,” and collectively, the “Common Shares”) held on the record date. Rights are expected to trade on the NYSE. The Rights will allow common shareholders to subscribe for new Common Shares of the Fund. 32,120,972 Common Shares of the Fund are outstanding as of November 6, 2012. Five Rights will be required to purchase one Common Share. An over-subscription privilege will be offered, subject to the right of the Board of Trustees of the Fund (the “Board”) to eliminate the over-subscription privilege. 6,424,195 Common Shares of the Fund will be issued if all Rights are exercised. Additional Common Shares will be issued if the secondary over-subscription privilege is exercised. See “Terms of the Rights Offering.” Any Common Shares issued as a result of the rights offering will not be record date shares for the Fund’s monthly distribution to be paid on December 20, 2012 and will not be entitled to receive such distribution.

Amount Available for Primary Subscription	Approximately $38,545,170, before expenses.

Title	Subscription Rights to Acquire Common Shares

Subscription Price	Rights may be exercised at a price of $6.00 per Common Share (the “Subscription Price”). See “Terms of the Rights Offering.”

Record Date	Rights will be issued to holders of record of the Fund’s Common Shares on November 12, 2012 (the “Record Date”). See “Terms of the Rights Offering.”

Number of Rights Issued	One Right will be issued in respect of each Common Share of the Fund outstanding on the Record Date. See “Terms of the Rights Offering.”

Number of Rights Required to Purchase One Common Share	A holder of Rights may purchase one Common Share of the Fund for every five Rights exercised. The number of Rights to be issued to a shareholder on the Record Date will be rounded up to the nearest number of Rights evenly divisible by five. See “Terms of the Rights Offering.”

Over-Subscription Privilege

Shareholders on the Record Date (“Record Date Shareholders”) who fully exercise all Rights initially issued to them are entitled to buy those Common Shares, referred to as “primary over-subscription shares,” that were not purchased by other Rights holders at the same Subscription Price. If enough primary over-subscription shares are available, all such requests will be honored in full. If the requests for primary over-subscription shares exceed the primary over-subscription shares available, the available primary over-subscription shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund. Common Shares acquired pursuant to the over-subscription privilege are subject to allotment. Rights acquired in the secondary market may not participate in the over-subscription privilege.

In addition, in the event that the Fund’s per share net asset value at the end of the Subscription Period (described below) is equal to or less than the Subscription Price, the Fund, in its sole discretion, may determine to issue additional Common Shares in an amount of up to 40% of the shares issued pursuant to the primary subscription, referred to as “secondary over-subscription shares.” Should the Fund determine to issue some or all of the secondary over-subscription shares, they will be allocated only among Record Date Shareholders who submitted over-subscription requests. Secondary over-subscription shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund. Rights acquired in the secondary market may not participate in the over-subscription privilege.

Notwithstanding the above, the Board has the right in its absolute discretion to eliminate the over-subscription privilege with respect to either or both primary over-subscription shares and secondary over-subscription shares if it considers it to be in the best interest of the Fund to do so. The Board may make that determination at any time, without prior notice to Rights holders or others, up to and including the tenth day following the Expiration Date (as defined below). See “Over-Subscription Privilege.”

Transfer of Rights	The Rights will be transferable. See “Terms of the Rights Offering,” “Sales by Rights Agent” and “Method of Transferring Rights.”

Subscription Period	The Rights may be exercised at any time after issuance and prior to expiration of the Rights, which will be 5:00 PM Eastern Time on December 14, 2012 (the “Expiration Date”) (the “Subscription Period”). See “Terms of the Rights Offering” and “Method of Exercise of Rights.”

Offering Expenses	The expenses of the offering are expected to be approximately $450,000 and will be borne by holders of the Fund’s Common Shares. See “Use of Proceeds.”

Sale of Rights

The Rights are transferable until the completion of the Subscription Period and will be admitted for trading on the NYSE. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the NYSE is expected to begin three Business Days prior to the Record Date and may be conducted until the close of trading on the last NYSE trading day prior to the completion of the Subscription Period. For purposes of this Prospectus Supplement, a “Business Day” shall mean any day on which trading is conducted on the NYSE.

The value of the Rights, if any, will be reflected by the market price. Rights may be sold by individual holders or may be submitted to the Rights Agent (defined below) for sale. Any Rights submitted to the Rights Agent for sale must be received by the Rights Agent on or before December 11, 2012, three Business Days prior to the completion of the Subscription Period, due to normal settlement procedures.

Rights that are sold will not confer any right to acquire any Common Shares in any primary or secondary over-subscription, and any Record Date shareholder who sells any Rights will not be eligible to participate in the primary or secondary over-subscription privilege, if any.

Trading of the Rights on the NYSE will be conducted on a when-issued basis until and including the date on which the Subscription Certificates (as defined below) are mailed to Record Date Shareholders and thereafter will be conducted on a regular-way basis until and including the last NYSE trading day prior to the completion of the Subscription Period. The shares are expected to begin trading ex-Rights three Business Days prior to the Record Date.

If the Rights Agent receives Rights for sale in a timely manner, it will use its best efforts to sell the Rights on the NYSE. The Rights Agent will also attempt to sell any Rights (i) a Rights holder is unable to exercise because the Rights represent the right to subscribe for less than one new Common Share or (ii) attributable to shareholders whose record addresses are outside the United States, Alberta, British Columbia, Manitoba, Ontario and Quebec, or who have an APO or FPO address. See “Foreign Restrictions.”

Any commissions will be paid by the selling Rights holders. Neither the Fund nor the Rights Agent will be responsible if Rights cannot be sold and neither has guaranteed any minimum sales price for the Rights. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Rights Agent on the day such Rights are sold, less any applicable brokerage commissions, taxes and other expenses.

Shareholders are urged to obtain a recent trading price for the Rights on the NYSE from their broker, bank, financial advisor or the financial press.

Banks, broker-dealers and trust companies that hold shares for the accounts of others are advised to notify those persons that purchase Rights in the secondary market that such Rights will not participate in any over-subscription privilege.

See “Terms of the Rights Offering” and “Sales by Rights Agent.”

Use of Proceeds

The Fund estimates the net proceeds of the offering to be approximately $38,095,170. This figure is based on the Subscription Price per share of $6.00 and assumes all new Common Shares offered are sold and that the expenses related to the offering estimated at approximately $450,000 are paid.

The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objectives and policies as appropriate investment opportunities are identified, which is expected to be substantially completed in approximately three months; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment style or changes in market conditions may cause the investment period to extend as long as six months. Pending such investment, the proceeds will be held in high quality short-term debt securities and instruments. See “Use of Proceeds”.

Taxation/ERISA	See “Taxation” and “Employee Benefit Plan and IRA Considerations.”

Rights Agent	Computershare Trust Company, N.A. See “Rights Agent.”

DESCRIPTION OF THE RIGHTS OFFERING

Terms of the Rights Offering

The Fund is issuing to shareholders of record as of November 12, 2012 (the “Record Date,” and such shareholders, the “Record Date Shareholders”) Rights to subscribe for Common Shares of the Fund. Each Record Date Shareholder is being issued one transferable Right for each Common Share owned on the Record Date. The Rights entitle the holder to acquire for $6.00 (the “Subscription Price”) one new Common Share for each five Rights held rounded up to the nearest number of Rights evenly divisible by five. Fractional shares will not be issued upon the exercise of the Rights. Accordingly, Common Shares may be purchased only pursuant to the exercise of Rights in integral multiples of five. In the case of Common Shares held of record by Cede & Co. (“Cede”), as nominee for the Depository Trust Company (“DTC”), or any other depository or nominee, the number of Rights issued to Cede or such other depository or nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by five) of the Rights to be received by beneficial owners for whom it is the holder of record only if Cede or such other depository or nominee provides to the Fund on or before the close of business on December 11, 2012 written representation of the number of Rights required for such rounding. Rights may be exercised at any time during the period (the “Subscription Period”) which commences on November 12, 2012, and ends at 5:00 PM Eastern Time on December 14, 2012 (the “Expiration Date”). The right to acquire one Common Share for each five Rights held during the Subscription Period (or any extension thereof) at the Subscription Price will be referred to in the remainder of this Prospectus Supplement as the “Subscription.” Rights will expire on the Expiration Date and thereafter may not be exercised. Any Common Shares issued as a result of the rights offering will not be record date shares for the Fund’s monthly distribution to be paid on December 20, 2012 and will not be entitled to receive such distribution.

Rights may be evidenced by subscription certificates or may be uncertificated and evidenced by other appropriate documentation (“Subscription Certificates”). The number of Rights issued to each holder will be stated on the Subscription Certificate delivered to the holder. The method by which Rights may be exercised and shares paid for is set forth below in “Method of Exercise of Rights” and “Payment for Shares.” A holder of Rights will have no right to rescind a purchase after Computershare Trust Company, N.A. (the “Rights Agent”) has received payment. See “Payment for Shares” below. It is anticipated that the Common Shares issued pursuant to an exercise of Rights will be listed on the NYSE.

Holders of Rights who are Record Date Shareholders are entitled to subscribe for additional Common Shares at the same Subscription Price pursuant to the over-subscription privilege, subject to certain limitations, subject to allotment and subject to the right of the Board to eliminate the over-subscription privilege. See “Over-Subscription Privilege” below.

For purposes of determining the maximum number of Common Shares that may be acquired pursuant to the offer, broker-dealers, trust companies, banks or others whose shares are held of record by Cede or by any other depository or nominee will be deemed to be the holders of the Rights that are held by Cede or such other depository or nominee on their behalf.

The Rights are transferable until the completion of the Subscription Period and will be admitted for trading on the NYSE. Assuming a market exists for the Rights, the Rights may be purchased and sold through usual brokerage channels and also sold through the Rights Agent. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the NYSE is expected to begin four Business Days prior to the Record Date and may be conducted until the close of trading on the last NYSE trading day prior to the completion of the Subscription Period. For purposes of this Prospectus Supplement, a “Business Day” shall mean any day on which trading is conducted on the NYSE. Trading of the Rights on the NYSE is expected to be conducted on a when-issued basis until and including the date on which the Subscription Certificates are mailed to Record Date Shareholders and thereafter is expected to be conducted on a regular way basis until and including the last NYSE trading day prior to the completion of the Subscription Period. The method by which Rights may be transferred is set forth below under “Method of Transferring Rights.” The Common Shares are expected to begin trading ex-Rights three Business Days prior to the Record Date as determined and announced by the NYSE.

Nominees who hold the Fund’s Common Shares for the account of others, such as banks, broker-dealers, trustees or depositories for securities, should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Rights Agent with proper payment. In addition, beneficial owners of the Common Shares or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with such beneficial owner’s instructions.

Participants in the Fund’s Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the “Plan”) will be issued Rights in respect of the Common Shares held in their accounts in the Plan. Participants wishing to exercise these Rights must exercise the Rights in accordance with the procedures set forth in “Method of Exercise of Rights” and “Payment for Shares.”

Important Dates to Remember

EVENT	DATE

Record Date	November 12, 2012
Subscription Period	November 12, 2012 through 5:00 pm (Est.) on December 14, 2012
Expiration Date*	December 14, 2012
Payment for Guarantees of Delivery Due*	December 19, 2012
Issuance Date	December 21, 2012
Confirmation Date	December 26, 2012

*	A shareholder exercising Rights must deliver by 5:00 PM Eastern Time on December 14, 2012 either (a) a Subscription Certificate and payment for shares or (b) a notice of guaranteed delivery.

Over-Subscription Privilege

The Board has the right in its absolute discretion to eliminate the over-subscription privilege with respect to either or both primary over-subscription shares and secondary over-subscription shares if it considers it to be in the best interest of the Fund to do so. The Board may make that determination at any time, without prior notice to

Rights holders or others, up to and including the tenth day following the Expiration Date. If the primary or secondary over-subscription privilege is not eliminated, it will operate as set forth below.

Rights holders who are Record Date Shareholders and who fully exercise their Rights are entitled to subscribe for additional Common Shares at the same Subscription Price pursuant to the over-subscription privilege, subject to certain limitations and subject to allotment.

Record Date Shareholders who fully exercise all Rights initially issued to them are entitled to buy those Common Shares, referred to as “primary over-subscription shares,” that were not purchased by other holders of Rights at the same Subscription Price. If enough primary over-subscription shares are available, all such requests will be honored in full. If the requests for primary over-subscription shares exceed the primary over-subscription shares available, the available primary over-subscription shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund. Common Shares acquired pursuant to the over-subscription privilege are subject to allotment.

In addition, in the event that the Fund’s per share net asset value at the end of the Subscription Period is equal to or less than the Subscription Price, the Fund, in its sole discretion, may determine to issue additional Common Shares in an amount of up to 40% of the shares issued pursuant to the primary subscription, referred to as “secondary over-subscription shares.” Should the Fund determine to issue some or all of the secondary over-subscription shares, they will be allocated only among Record Date Shareholders who submitted over-subscription requests. Secondary over-subscription shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund. Rights acquired in the secondary market may not participate in the over-subscription privilege.

Record Date Shareholders who are fully exercising their Rights during the Subscription Period should indicate, on the Subscription Certificate that they submit with respect to the exercise of the Rights issued to them, how many Common Shares they are willing to acquire pursuant to the over-subscription privilege. Rights acquired in the secondary market may not participate in the over-subscription privilege.

To the extent sufficient Common Shares are not available to fulfill all over-subscription requests, unsubscribed Common Shares (the “Excess Shares”) will be allocated pro rata among those Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund. The allocation process may involve a series of allocations in order to assure that the total number of Common Shares available for over-subscriptions is distributed on a pro rata basis.

The formula to be used in allocating the Excess Shares is as follows:

Shareholder’s Record Date Position
	X	Excess Shares Remaining

Total Record Date Position of All Over-Subscribers

Banks, broker-dealers, trustees and other nominee holders of rights will be required to certify to the Rights Agent, before any over-subscription privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised during the Subscription Period and the number of Common Shares subscribed for pursuant to the over-subscription privilege by such beneficial owner and that such beneficial owner’s subscription was exercised in full. Nominee holder over-subscription forms and beneficial owner certification forms will be distributed to banks, broker-dealers, trustees and other nominee holders of Rights with the Subscription Certificates. Nominees should also notify holders purchasing Rights in the secondary market that such Rights may not participate in the over-subscription privilege.

The Fund will not offer or sell any Common Shares that are not subscribed for during the Subscription Period or pursuant to the over-subscription privilege.

The Fund has been advised that the Investment Adviser and each of the Fund’s Trustees may exercise some or all of the Rights initially issued to them, and may request additional Common Shares pursuant to the over-

subscription privilege. In addition, Mario J. Gabelli or his affiliated entities may also purchase Common Shares during the Subscription Period and pursuant to the over-subscription privilege.

Sales by Rights Agent

Holders of Rights who are unable or do not wish to exercise any or all of their Rights may instruct the Rights Agent to sell any unexercised Rights. The Subscription Certificates representing the Rights to be sold by the Rights Agent must be received on or before December 12, 2012. Upon the timely receipt of the appropriate instructions to sell Rights, the Rights Agent will use its best efforts to complete the sale and will remit the proceeds of sale, net of any commissions, to the holders. The Rights Agent will also attempt to sell any Rights attributable to shareholders whose record addresses are outside the United States, Alberta, British Columbia, Manitoba, Ontario and Quebec, or who have an APO or FPO address. The selling Rights holder will pay all brokerage commissions incurred by the Rights Agent. Gabelli & Company, Inc. (the “Dealer Manager”), a registered broker-dealer, may also act on behalf of its clients to purchase or sell Rights in the open market and be compensated for its services at a commission of up to $0.01 per Right, provided that, if the Rights trade at a value of $0.01 or less at the time of such sale, then no commission will be charged. The Rights Agent will automatically attempt to sell any unexercised Rights that remain unclaimed as a result of Subscription Certificates being returned by the postal authorities as undeliverable as of the fourth Business Day prior to the Expiration Date. These sales will be made net of commissions, taxes and any other expenses paid on behalf of the nonclaiming holders of Rights. Proceeds from those sales will be held by Computershare Trust Company, N.A., in its capacity as the Fund’s transfer agent, for the account of the nonclaiming holder of Rights until the proceeds are either claimed or escheated. There can be no assurance that the Rights Agent will be able to complete the sale of any of these Rights and neither the Fund nor the Rights Agent has guaranteed any minimum sales price for the Rights. All of these Rights will be sold at the market price, if any, through an exchange or market trading the Rights. If the Rights can be sold, sales of the Rights will be deemed to have been effected at the weighted average price received by the Rights Agent on the day such Rights are sold, less any applicable brokerage commissions, taxes and other expenses.

Shareholders are urged to obtain a recent trading price for the Rights on the NYSE from their broker, bank, financial advisor or the financial press.

Method of Transferring Rights

The value of the Rights, if any, will be reflected by the market price. Rights may be sold by individual holders or may be submitted to the Rights Agent for sale. Any Rights submitted to the Rights Agent for sale must be received by the Rights Agent on or before December 12, 2012, one Business Day prior to the completion of the Subscription Period, due to normal settlement procedures.

Rights that are sold will not confer any right to acquire any Common Shares in any primary or secondary over-subscription, and any Record Date Shareholder who sells any Rights will not be eligible to participate in the primary or secondary over-subscription, if any.

The Rights evidenced by a single Subscription Certificate may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single Subscription Certificate (but not fractional Rights) may be transferred by delivering to the Rights Agent a Subscription Certificate properly endorsed for transfer, with instructions to register the portion of the Rights evidenced thereby in the name of the transferee (and to issue a new Subscription Certificate to the transferee evidencing the transferred Rights). In this event, a new Subscription Certificate evidencing the balance of the Rights will be issued to the Rights holder or, if the Rights holder so instructs, to an additional transferee.

Holders wishing to transfer all or a portion of their Rights (but not fractional Rights) should promptly transfer such Rights to ensure that: (i) the transfer instructions will be received and processed by the Rights Agent, (ii) a new Subscription Certificate will be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained Rights, if any, and (iii) the Rights evidenced by the new Subscription Certificates will be exercised or sold by the recipients thereof prior to the Expiration Date. Neither the Fund nor the Rights Agent shall have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

Except for the fees charged by the Rights Agent (which will be paid by the Fund as described below), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights, and none of these commissions, fees or expenses will be borne by the Fund or the Rights Agent.

The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Rights may be effected through, the facilities of DTC (Rights exercised through DTC are referred to as “DTC Exercised Rights”).

Rights Agent

The Rights Agent is Computershare Trust Company, N.A. The Rights Agent will receive from the Fund an amount estimated to be $50,000, comprised of the fee for its services and the reimbursement for certain expenses related to the Rights offering.

Information Agent

INQUIRIES BY ALL HOLDERS OF RIGHTS SHOULD BE DIRECTED TO: THE INFORMATION AGENT, MORROW & CO., LLC, 470 WEST AVENUE, STAMFORD, CT 06902. SHAREHOLDERS PLEASE CALL TOLL-FREE AT (800) 969-2372; BANKS AND BROKERS PLEASE CALL: (203) 658-9400; E-MAIL ADDRESS GUT.INFO@MORROWCO.COM; HOLDERS MAY ALSO CONSULT THEIR BROKERS OR NOMINEES.

Method of Exercise of Rights

Rights may be exercised by completing and signing the reverse side of the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Rights Agent, together with payment for the Common Shares as described below under “Payment for Shares.” Rights may also be exercised through the broker of a holder of Rights, who may charge the holder of Rights a servicing fee in connection with such exercise.

Completed Subscription Certificates must be received by the Rights Agent prior to 5:00 PM Eastern Time, on the Expiration Date (unless payment is effected by means of a notice of guaranteed delivery as described below under “Payment for Shares”). The Subscription Certificate and payment should be delivered to the Rights Agent at the following address:

If By Mail:

The Gabelli Utility Trust

Computershare Trust Company, N.A.

Attn: Voluntary Corporate Actions

P.O. Box 43011

Providence, RI 02940-3011

If By Overnight Courier:

The Gabelli Utility Trust

Computershare Trust Company, N.A.

Attn: Voluntary Corporate Actions

250 Royall Street Suite V

Canton, MA 02021

Payment for Shares

Holders of Rights who acquire Common Shares in the Subscription may choose between the following methods of payment:

(1)	A Subscription will be accepted by the Rights Agent if, prior to 5:00 PM Eastern Time on the Expiration Date, the Rights Agent has received a written notice of guaranteed delivery from a bank, a trust company, or a NYSE member, guaranteeing delivery of (i) payment of the full Subscription Price for the Common Shares subscribed for in the Rights offering and, if eligible, for any additional Common Shares subscribed for pursuant to the over-subscription privilege, and (ii) a properly completed and executed Subscription Certificate. The Rights Agent will not honor a notice of guaranteed delivery if a properly completed and executed Subscription Certificate and full payment is not received by the Rights Agent by the close of business on the third Business Day after the Expiration Date. The notice of guaranteed delivery may be delivered to the Rights Agent in the same manner as Subscription Certificates at the addresses set forth above, or may be transmitted to the Rights Agent by facsimile transmission (fax number 617-360-6810; telephone number to confirm receipt 781-575-2332).

(2)	Alternatively, a holder of Rights can send the Subscription Certificate together with payment in the form of a check for the Common Shares subscribed for in the Rights offering and, if eligible, for any additional Common Shares subscribed for pursuant to the over-subscription privilege, to the Rights Agent based on the Subscription Price of $6.00 per Common Share. To be accepted, the payment, together with the executed Subscription Certificate, must be received by the Rights Agent at the addresses noted above prior to 5:00 PM Eastern Time on the Expiration Date. The Rights Agent will deposit all share purchase checks received by it prior to the final due date into a segregated interest-bearing account pending proration and distribution of Common Shares. The Rights Agent will not accept cash as a means of payment for Common Shares.

EXCEPT AS OTHERWISE SET FORTH BELOW, A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE CONTINENTAL UNITED STATES (OR FOR ELIGIBLE CANADIAN RESIDENTS, A BANK LOCATED IN CANADA), MUST BE PAYABLE TO THE GABELLI UTILITY TRUST AND MUST ACCOMPANY AN EXECUTED SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.

If a holder of Rights who acquires Common Shares pursuant to the Rights offering does not make payment of all amounts due, the Fund reserves the right to take any or all of the following actions: (i) find other purchasers for such subscribed-for and unpaid-for Common Shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Common Shares which could be acquired by such holder upon exercise of the Rights or any over-subscription privilege; (iii) sell all or a portion of the Common Shares purchased by the holder, in the open market, and apply the proceeds to the amounts owed; and (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Common Shares and to enforce the relevant guarantee of payment.

Any payment required from a holder of Rights must be received by the Rights Agent prior to 5:00 PM Eastern Time on the Expiration Date, or if the Rights holder has elected to make payment by means of a notice of guaranteed delivery, by the close of business on the third Business Day after the Expiration Date. Whichever of the two methods of payment described above is used, issuance and delivery of certificates for the Common Shares purchased are subject to collection of checks and actual payment pursuant to any notice of guaranteed delivery.

Within ten Business Days following the Expiration Date (the “Confirmation Date”), a confirmation will be sent by the Rights Agent to each holder of Rights (or, if the Common Shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee), showing (i) the number of Common Shares acquired pursuant to the Subscription, (ii) the number of Common Shares, if any, acquired pursuant to the over-subscription privilege, and (iii) the per share and total purchase price for the Common Shares. Any payment required from a holder of Rights must be received by the Rights Agent on or prior to the Expiration Date, or if the Rights holder has elected to make payment by means of a notice of guaranteed delivery, on the third Business Day after the Expiration Date. Any excess payment to be refunded by the Fund to a holder of Rights, or to be paid to a holder of

Rights as a result of sales of Rights on its behalf by the Rights Agent, will be mailed by the Rights Agent to the holder within fifteen Business Days after the Expiration Date. If any holder of Rights exercises its right to acquire Common Shares pursuant to the over-subscription privilege, any excess payment which would otherwise be refunded to the holder of Rights will be applied by the Fund toward payment for Common Shares acquired pursuant to exercise of the over-subscription privilege, if any.

A holder of Rights will have no right to rescind a purchase after the Rights Agent has received payment either by means of a notice of guaranteed delivery or a check.

Holders, such as broker-dealers, trustees or depositories for securities, who hold Common Shares for the account of others, should notify the respective beneficial owners of the Common Shares as soon as possible to ascertain such beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the record holder of the Rights should complete Subscription Certificates and submit them to the Rights Agent with the proper payment. In addition, beneficial owners of Common Shares or Rights held through such a holder should contact the holder and request that the holder effect transactions in accordance with the beneficial owner’s instructions. Banks, broker-dealers, trustees and other nominee holders that hold Common Shares of the Fund for the accounts of others are advised to notify those persons that purchase Rights in the secondary market that such Rights may not participate in any over-subscription privilege offered.

THE INSTRUCTIONS ACCOMPANYING THE SUBSCRIPTION CERTIFICATES SHOULD BE READ CAREFULLY AND FOLLOWED IN DETAIL. DO NOT SEND SUBSCRIPTION CERTIFICATES TO THE FUND.

THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE RIGHTS AGENT WILL BE AT THE ELECTION AND RISK OF THE RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT THE CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE RIGHTS AGENT AND CLEARANCE OF PAYMENT PRIOR TO 5:00 PM EASTERN TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF A CERTIFIED OR CASHIER’S CHECK OR MONEY ORDER.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. Neither the Fund nor the Rights Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Foreign Restrictions

Subscription Certificates will only be mailed to Record Date Shareholders whose addresses are within the United States, Alberta, British Columbia, Manitoba, Ontario and Quebec (other than an APO or FPO address). Because the offering of the Rights will not be registered in any jurisdiction other than the United States, Alberta, British Columbia, Manitoba, Ontario and Quebec, the Rights Agent will attempt to sell all of the Rights issued to shareholder’s outside of these jurisdictions and remit the net proceeds, if any, to such shareholders. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Rights Agent on the day the Rights are sold, less any applicable brokerage commissions, taxes and other expenses.

Employee Benefit Plan and IRA Considerations

Holders of Rights that are employee benefit plans subject to limitations imposed by the Internal Revenue Code of 1986, as amended (the “Code”), such as employee plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Keogh Plans and Individual Retirement Accounts (“IRA”) (each a

“Benefit Plan” and collectively, “Benefit Plans”), should be aware that the use of additional contributions of cash outside of the Benefit Plan to exercise Rights may be treated as additional contributions to the Benefit Plan. When taken together with contributions previously made, such deemed additional contributions may be in excess of tax limitations and subject the Rights holder to excise taxes for excess or nondeductible contributions. In the case of Benefit Plans qualified under Section 401(a) of the Code, additional contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. Benefit Plans contemplating making additional contributions to exercise Rights should consult with their legal and tax counsel prior to making such contributions.

Benefit Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income (“UBTI”) under Section 511 of the Code. If any portion of an IRA is used as security for a loan, the portion so used may also be treated as distributed to the IRA depositor.

A Benefit Plan may also be subject to laws, such as ERISA, that impose certain requirements on the Benefit Plan and on those persons who are fiduciaries with respect to the Benefit Plans. Such requirements may include prudence and diversification requirements and require that investments be made in accordance with the documents governing the Benefit Plan. The exercise of Rights by a fiduciary for a Benefit Plan should be considered in light of such fiduciary requirements.

In addition, ERISA and the Code prohibit certain transactions involving the assets of a Benefit Plan and certain persons (referred to as “parties in interest” for purposes of ERISA and “disqualified persons” for purposes of the Code) having certain relationships to such Benefit Plans, unless a statutory or administrative exemption is applicable to the transaction. A party in interest or disqualified person who engages in a nonexempt prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and the Code (or with respect to certain Benefit Plans, such as IRAs, a prohibited transaction may cause the Benefit Plan to lose its tax-exempt status). In this regard, the U.S. Department of Labor has issued prohibited transaction class exemptions (“PTCEs”) that may apply to the exercise of the Rights and holding of the Common Shares. These class exemptions include, without limitation, PTCE 84-14 respecting transactions determined by independent qualified professional asset managers, PTCE 90-1 respecting insurance company pooled separate accounts, PTCE 91-38 respecting bank collective investment funds, PTCE 95-60 respecting life insurance company general accounts and PTCE 96-23 respecting transactions determined by in-house asset managers, PTCE 84-24 governing purchases of shares in investment companies) and PTCE 75-1 respecting sales of securities. In addition, Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code each provides a limited exemption, commonly referred to as the “service provider exemption,” from the prohibited transaction provisions of ERISA and Section 4975 of the Code for certain transactions between a Benefit Plan and a person that is a party in interest and/or a disqualified person (other than a fiduciary or an affiliate that, directly or indirectly, has or exercises any discretionary authority or control or renders any investment advice with respect to the assets of any Benefit Plan involved in the transaction) solely by reason of providing services to the Benefit Plan or by relationship to a service provider, provided that the Benefit Plan receives no less, nor pays no more, than adequate consideration. There can be no assurance that all of the conditions of any such exemptions or any other exemption will be satisfied at the time that the Rights are exercised, or thereafter while the Common Shares are held, if the facts relied upon for utilizing a prohibited transaction exemption change.

Due to the complexity of these rules and the penalties for noncompliance, fiduciaries of Benefit Plans should consult with their legal and tax counsel regarding the consequences of their exercise of Rights under ERISA, the Code and other similar laws.

TABLE OF FEES AND EXPENSES

The following tables are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in our Common Shares as a percentage of net assets attributable to Common Shares. Amounts are for the current fiscal year after giving effect to anticipated net proceeds of the Rights offering, assuming that we incur the estimated offering expenses.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	0.00%
Offering Expenses Borne by the Fund (as a percentage of offering price)	0.21%
Dividend Reinvestment Plan Fees	None (1)

	Percentage of Net Assets Attributable to Common Shares
Annual Expenses
Management Fees	1.24	%(2)
Interest on Borrowed Funds	0.00
Other Expenses	0.41	%(2)

Total Annual Expenses	1.65	%(2)

Dividends on Preferred Shares	0.93	%(3)

Total Annual Expenses and Dividends on Preferred Shares	2.58	%(2)

(1)	Shareholders participating in the Fund’s Automatic Dividend Reinvestment Plan do not incur any additional fees. Shareholders participating in the Voluntary Cash Purchase Plans would pay $0.75 plus their pro rata share of brokerage commissions per transaction to purchase shares and $2.50 plus their pro rata share of brokerage commissions per transaction to sell shares. See “Automatic Dividend Reinvestment and Voluntary Cash Purchase Plans” in the Prospectus.

(2)	The Investment Adviser’s fee is 1.00% annually of the Fund’s average weekly net assets, plus assets attributable to any outstanding senior securities, with no deduction for the liquidation preference of any outstanding preferred shares. Consequently, if the Fund has preferred shares outstanding, the investment management fees and other expenses as a percentage of net assets attributable to common shares will be higher than if the Fund does not utilize a leveraged capital structure. “Other Expenses” are based on estimated amounts for the current year assuming completion of the proposed issuance.

(3)	The Dividends on Preferred Shares represent distributions on the existing preferred shares outstanding.

The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly.

Example

The following example illustrates the expenses (including the estimated offering expenses of $11.70 from the issuance of $38.5 million in common shares and no estimated sales load) you would pay on a $1,000 investment in Common Shares, assuming a 5% annual portfolio total return.*

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$37	$91	$147	$299

*	The example should not be considered a representation of future expenses. The example assumes that the amounts set forth in the Annual Expenses table are accurate and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

The example includes Dividends on Preferred Shares. If Dividends on Preferred Shares were not included in the example calculation, the expenses would be as follows (based on the same assumptions as above).

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$28	$63	$100	$205

USE OF PROCEEDS

The Fund estimates the net proceeds of the Rights offering to be $38,095,170, based on the Subscription Price per share of $6.00, assuming all new Common Shares offered are sold and that the expenses related to the Rights offering estimated at approximately $450,000 are paid.

The Investment Adviser expects that it will initially invest the proceeds of the offering in high-quality short-term debt securities and instruments. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objectives and policies as appropriate investment opportunities are identified, which is expected to be substantially completed within three months; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment style or changes in market conditions may cause the investment period to extend as long as six months.

CAPITALIZATION

The following table sets forth the unaudited capitalization of the Fund as of September 30, 2012, and its adjusted capitalization assuming the Common Shares offered in this Prospectus Supplement had been issued.

	As of September 30, 2012 (unaudited)
	Actual	As adjusted	As further adjusted
Preferred shares, $0.001 par value per share, unlimited shares authorized. (The “Actual,” “As adjusted” and “As further adjusted” columns reflect the Fund’s outstanding capitalization of 1,153,288 shares of Series A Preferred, $25 liquidation preference per share, and 900 shares of Series B Preferred, $25,000 liquidation preference per share, as of September 30, 2012)	$51,332,200	$51,332,200	$51,332,200

Shareholders’ equity applicable to common shares:

Common shares, $0.001 par value per share; unlimited shares authorized.
(The “Actual” column reflects the Fund’s outstanding capitalization of 32,091,454 shares as of September 30, 2012; the “As adjusted” column assumes the issuance of 29,518 shares issued pursuant to the dividend reinvestment plan for October 2012, 6,424,195 shares issued in the primary subscription and outstanding capitalization of 32,091,454 shares as of September 30, 2012; and the “As further adjusted” column assumes the issuance of 2,569,678 shares in the secondary over-subscription, 6,424,195 shares issued in the primary subscription, 29,518 shares issued pursuant to the dividend reinvestment plan for October 2012 and outstanding capitalization of 32,091,454 shares as of September 30, 2012.)

	32,091	38,545	41,115

Paid-in surplus*	118,373,049	156,672,361	172,087,859

Accumulated net investment income	88,065	88,065	88,065

Accumulated net realized loss on investments	(1,099,067)	(1,099,067)	(1,099,067)

Net unrealized appreciation	63,462,756	63,462,756	63,462,756

Net assets applicable to common shares	180,856,894	219,162,660	234,580,728

Liquidation preference of preferred shares	51,332,200	51,332,200	51,332,200

Net assets, plus the liquidation preference of preferred shares	232,189,094	270,494,860	285,912,928

*	As adjusted paid-in surplus reflects the issuance of 29,518 shares issued pursuant to the dividend reinvestment plan for October 2012, 6,424,195 shares issued in the primary subscription, a deduction from the estimated underwriting discounts of $0 and estimated offering expenses of the common share offering borne by the Fund of $450,000. The as further adjusted paid-in surplus reflects the issuance of 29,518 shares issued pursuant to the dividend reinvestment for October 2012, 6,424,195 shares issued in the primary subscription, the issuance of 2,569,678 shares in the secondary over-subscription, a deduction from the estimated underwriting discounts of $0, and estimated offering expenses of the common share offering borne by the Fund of $450,000.

PRICE RANGE OF COMMON SHARES

The following table sets forth for the quarters indicated, the high and low sale prices on the NYSE per share of our Common Shares and the net asset value and the premium or discount from net asset value per share at which the Common Shares were trading, expressed as a percentage of net asset value, at each of the high and low sale prices provided.

	Market Price		Corresponding Net Asset Value (“NAV”) Per Share		Corresponding Premium or Discount as a% of NAV
Quarter Ended	High	Low	High	Low	High	Low
March 31, 2010	$9.12	$7.26	$5.23	$5.03	74.3%	44.4%
June 30, 2010	$8.38	$7.55	$5.09	$4.65	64.6%	62.4%
September 30, 2010	$8.20	$5.58	$4.88	$4.85	68.0%	15.1%
December 31, 2010	$6.85	$6.18	$5.23	$5.29	31.0%	16.8%
March 31, 2011	$6.76	$6.26	$5.61	$5.44	20.5%	15.1%
June 30, 2011	$7.27	$6.64	$5.56	$5.49	30.9%	20.9%
September 30, 2011	$7.39	$6.06	$5.73	$4.73	29.0%	28.1%
December 31, 2011	$7.80	$6.65	$5.69	$4.97	37.1%	33.8%
March 31, 2012	$8.22	$7.64	$5.57	$5.56	47.6%	37.4%
June 30, 2012	$8.09	$7.81	$5.43	$5.44	49.0%	43.6%
September 30, 2012	$8.52	$8.00	$5.67	$5.64	50.3%	41.8%

On November 6, 2012, the last reported net asset value per share of the Common Shares was $5.50 and the last reported sales price per Common Share on the NYSE was $7.10.

SPECIAL CHARACTERISTICS AND RISKS OF THE RIGHTS OFFERING

Risk is inherent in all investing. Therefore, before investing in the Common Shares you should consider the risks associated with such an investment carefully. See “Risk Factors and Special Considerations” in the Prospectus. The following summarizes some of the matters that you should consider before investing in the Fund through the Rights offering:

Dilution. As with any security, the price of the Fund’s Common Shares fluctuate with market conditions and other factors. The Common Shares are currently trading at a premium to their net asset value. However, shares of closed-end investment companies frequently trade at a discount from their net asset values. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be greater for shareholders expecting to sell their Common Shares in a relatively short period of time following completion of this Rights offering. The net asset value of the Common Shares will be reduced immediately following this Rights offering as a result of the payment of certain offering costs.

If you do not exercise all of your Rights, you may own a smaller proportional interest in the Fund when the Rights offering is over. In addition, you will experience an immediate dilution of the aggregate net asset value per share of your Common Shares if you do not participate in the Rights offering and will experience a reduction in the net asset value per share whether or not you exercise your Rights, if the Subscription Price is below the Fund’s net asset value per Common Share on the Expiration Date, because:

•	the offered Common Shares are being sold at less than their current net asset value;

•	you will indirectly bear the expenses of the Rights offering; and

•	the number of Common Shares outstanding after the Rights offering will have increased proportionately more than the increase in the amount of the Fund’s net assets.

On the other hand, if the Subscription Price is above the Fund’s net asset value per share on the Expiration Date, you may experience an immediate accretion of the aggregate net asset value per share of your Common Shares even if you do not exercise your Rights and an immediate increase in the net asset value per share of your Shares whether or not you participate in the Offer, because:

•	the offered Common Shares are being sold at more than their current net asset value after deducting the expenses of the Rights offering; and

•	the number of Common Shares outstanding after the Rights offering will have increased proportionately less than the increase in the amount of the Fund’s net assets.

Furthermore, if you do not participate in the Over-Subscription Privilege, if it is available, your percentage ownership may also be diluted. The Fund cannot state precisely the amount of any dilution because it is not known at this time what the net asset value per share will be on the Expiration Date or what proportion of the Rights will be exercised. The impact of the Rights offering on net asset value per share is shown by the following examples, assuming a $6.00 Subscription Price:

Scenario 1: (assumes net asset value per share is above subscription price)(1)
NAV	$6.50
Subscription Price	$6.00
Reduction in NAV($)(2)	$0.12
Reduction in NAV(%)	1.85%
Scenario 2: (assumes net asset value per share is below subscription price)(1)
NAV	$5.50
Subscription Price	$6.00
Increase in NAV($)(2)	$0.10
Increase in NAV(%)	1.82%

(1)	Both examples assume the full Primary Subscription and Secondary Over-Subscription Privilege are exercised. Actual amounts may vary due to rounding.

(2)	Assumes $450,000 in estimated offering expenses.

If you do not wish to exercise your Rights, you should consider selling them as set forth in this Prospectus Supplement. Any cash you receive from selling your Rights may serve as partial compensation for any possible dilution of your interest in the Fund. The Fund cannot give assurance, however, that a market for the Rights will develop or that the Rights will have any marketable value.

The Fund’s largest shareholders could increase their percentage ownership in the Fund through the exercise of the Primary Subscription and Over-Subscription Privilege.

Leverage. Leverage creates a greater risk of loss, as well as a potential for more gain, for the Common Shares than if leverage were not used. Following the completion of the Rights offering, the Fund’s amount of leverage outstanding will decrease. The leverage of the Fund as of November 6, 2012 was 22%. After the completion of the Rights offering, the amount of leverage outstanding is expected to decrease to 18%. The use of leverage for investment purposes creates opportunities for greater total returns but at the same time increases risk. When leverage is employed, the net asset value, market price of the Common Shares and the yield to holders of Common Shares may be more volatile. Any investment income or gains earned with respect to the amounts borrowed in excess of the interest due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s Common Shares may decrease more quickly than would otherwise be the case, and distributions on the Common Shares would be reduced or eliminated. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for distribution to shareholders of the Common Shares.

Because the fee paid to the Investment Adviser is calculated on the basis of the Fund’s average weekly net assets, which include the proceeds of leverage, the dollar amount of the management fee paid by the Fund to the Investment Adviser will be higher (and the Investment Adviser will be benefited to that extent) when leverage is utilized. The Investment Adviser will utilize leverage only if it believes such action would result in a net benefit to the Fund’s shareholders after taking into account the higher fees and expenses associated with leverage (including higher management fees).

The Fund’s leveraging strategy may not be successful.

Increase in Share Price Volatility; Decrease in Share Price. The Rights offering may result in an increase in trading of the Common Shares, which may increase volatility in the market price of the Common Shares. The Rights offering may result in an increase in the number of shareholders wishing to sell their Common Shares, which would exert downward price pressure on the price of Common Shares.

Under-Subscription. It is possible that the Rights offering will not be fully subscribed. Under-subscription of the Rights offering could have an impact on the net proceeds of the Rights offering and whether the Fund achieves any benefits.

TAXATION

The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the tax consequences of investing in the Fund.

Please refer to the “Taxation” sections in the Fund’s Prospectus and Statement of Additional Information for a description of the consequences of investing in the Common Shares of the Fund. Special tax considerations relating to this Rights offering are summarized below:

•	The value of a Right will not be includible in the income of a shareholder at the time the subscription right is issued.

•

The basis of a Right issued to a shareholder will be zero, and the basis of the share with respect to which the Right was issued (the old share) will remain unchanged, unless either (a) the fair market value of the Right on the date of distribution is at least 15% of the fair market value of the old share, or (b) such shareholder affirmatively elects (in the manner set out in Treasury regulations under the Code) to allocate to the Right a portion of the basis of the old share. If either (a) or (b) applies, such shareholder must allocate basis between the old share and the Right in proportion to their fair market values on the date of distribution.

•	The basis of a Right purchased in the market will generally be its purchase price.

•	The holding period of a Right issued to a shareholder will include the holding period of the old share.

•

No loss will be recognized by a shareholder if a Right distributed to such shareholder expires unexercised because the basis of the old share may be allocated to a Right only if the Right is exercised. If a Right that has been purchased in the market expires unexercised, there will be a recognized loss equal to the basis of the Right.

•

Any gain or loss on the sale of a Right will be a capital gain or loss if the Right is held as a capital asset (which in the case of a Right issued to Record Date Shareholders will depend on whether the old share is held as a capital asset), and will be a long-term capital gain or loss if the holding period is deemed to exceed one year.

•

No gain or loss will be recognized by a shareholder upon the exercise of a Right, and the basis of any Common Share acquired upon exercise (the new Common Share) will equal the sum of the basis, if any, of the Right and the price of the Right for the new Common Share. The holding period for the new Common Share will begin on the date when the Right is exercised.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive.

UNDERWRITING

Gabelli & Company, Inc., which is a broker-dealer and member of the Financial Industry Regulatory Authority, will act as dealer manager for the Rights offering (the “Dealer Manager”). Under the terms and subject to the conditions contained in the Dealer Manager Agreement among the Fund, the Investment Adviser, and the Dealer Manager (the “Dealer Manager Agreement”), the Dealer Manager will provide financial structuring services and marketing services in connection with the offering and will solicit the exercise of Rights and participation in the over-subscription privilege. The Fund will not pay the Dealer Manager a fee for its financial structuring, marketing and soliciting services.

The Fund and the Investment Adviser have each agreed to indemnify the Dealer Manager or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act. The Dealer Manager Agreement also provides that the Dealer Manager will not be subject to any liability to the Fund in rendering the services contemplated by the Dealer Manager Agreement except for any act of bad faith, willful misconduct or gross negligence of the Dealer Manager or reckless disregard by the Dealer Manager of its obligations and duties under the Dealer Manager Agreement.

Prior to the expiration of the Rights offering, the Dealer Manager may independently offer for sale Rights or Common Shares to be acquired by it through purchasing and exercising Rights, at prices it sets. Gains or losses may be realized by the Dealer Manager through the purchase and exercise of Rights or purchase and sale of Common Shares.

In the ordinary course of their businesses, the Dealer Manager and/or its affiliates may engage in investment banking or financial transactions with the Fund, the Investment Adviser and their affiliates.

The principal business address of Gabelli & Company, Inc. is One Corporate Center, Rye, New York 10580-1422. Gabelli & Company, Inc. is a wholly-owned subsidiary of Gabelli Securities, Inc., which is a majority-owned subsidiary of the parent company of the Investment Adviser, which is, in turn, indirectly majority-owned by Mario J. Gabelli. As a result of these relationships, Mr. Gabelli is a “controlling person” of Gabelli & Company, Inc.

LEGAL MATTERS

Certain legal matters will be passed on by Willkie Farr & Gallagher LLP, counsel to the Fund, in connection with this Rights offering and the offering of the Common Shares. Willkie Farr & Gallagher LLP may rely as to certain matters of Delaware law on the opinion of Richards, Layton & Finger, P.A.

Base Prospectus dated October 18, 2012

PROSPECTUS

$100,000,000

The Gabelli Utility Trust

Common Shares of Beneficial Interest

Preferred Shares of Beneficial Interest

Subscription Rights to Purchase Common Shares

Subscription Rights to Purchase Preferred Shares

Notes

Investment Objective. The Gabelli Utility Trust (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is long-term growth of capital and income. The Fund will invest at least 80% of its assets, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services, or equipment for (i) the generation or distribution of electricity, gas, and water and (ii) telecommunications services or infrastructure operations (collectively, the “Utility Industry”). A company will be considered to be in the Utility Industry if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, the indicated activities or utility-related activities. Gabelli Funds, LLC (the “Investment Adviser”) serves as investment adviser to the Fund. The Fund was organized under the laws of the State of Delaware on February 25, 1999. An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund’s investment objective will be achieved.

We may offer, from time to time, in one or more offerings, our common shares, par value $0.001 per share, our preferred shares, par value $0.001 per share, our subscription rights to purchase our common shares or preferred shares or our promissory notes. Shares may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”). You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our shares.

Our shares may be offered directly to one or more purchasers, including existing shareholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. The Prospectus Supplement relating to any sale of preferred shares will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period and other matters. The Prospectus Supplement relating to any offering of subscription rights will set forth the number of shares (preferred or common) issuable upon the exercise of each right (or number of rights) and the other terms of such rights offering. We may not sell any of our securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering. Our common shares are listed on the New York Stock Exchange (the “NYSE”) under the symbol “GUT.” Our 5.625% Series A Cumulative Preferred Shares, liquidation value $25.00 per share, are listed on the NYSE under the symbol “GUTPrA.” Our Series B Auction Market Preferred Shares, liquidation value $25,000 per share, are unlisted. On October 17, 2012, the last reported sale price of our common shares on the NYSE was $7.91 per share. The net asset value of the Fund’s common shares at the close of business on October 17, 2012 was $5.72 per share.

Shares of closed-end funds often trade at a discount from net asset value. This creates a risk of loss for an investor purchasing shares in a public offering.

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Investing in the Fund’s shares involves risks. See “Risk Factors and Special Considerations” on page 20 for factors that should be considered before investing in shares of the Fund.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus may not be used to consummate sales of shares by us through agents, underwriters or dealers unless accompanied by a Prospectus Supplement.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest in the shares, and retain it for future reference. A Statement of Additional Information, dated October 18, 2012, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of our annual and semiannual reports, request a free copy of the Statement of Additional Information, the table of contents of which is on page 57 of this Prospectus, request other information about us and make shareholder inquiries by calling (800) GABELLI (422-3554), by accessing our web site (http://www.gabelli.com) or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission’s web site (http://www.sec.gov).

Our shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any state where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date of this Prospectus.

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in our shares. You should review the more detailed information contained in this Prospectus and the Statement of Additional Information, dated October 18, 2012 (the “SAI”).

The Fund

The Gabelli Utility Trust is a non-diversified, closed-end management investment company organized under the laws of the State of Delaware on February 25, 1999. Throughout this Prospectus, we refer to The Gabelli Utility Trust as the “Fund” or as “we.”

The Fund’s outstanding common shares, par value $0.001 per share, are listed on the New York Stock Exchange (“NYSE”) under the trading or “ticker” symbol “GUT,” and any newly issued common shares issued will trade under the same symbol. As of September 30, 2012, the net assets of the Fund attributable to its common shares were $180,856,894. As of September 30, 2012, the Fund had outstanding 32,091,454 common shares; 1,153,288 shares of 5.625% Series A Cumulative Preferred Shares, liquidation preference $25 per share (the “Series A Preferred”); and 900 shares of Series B Auction Market Preferred Shares, liquidation preference $25,000 per share (the “Series B Preferred”). The Series A Preferred and the Series B Preferred have the same seniority with respect to distributions and liquidation preference. On October 17, 2012, the last reported sale price of our common shares on the NYSE was $7.91 per share. The net asset value of the Fund’s common shares at the close of business on October 17, 2012 was
$5.72 per share.

The Offering

We may offer, from time to time, in one or more offerings, our common shares, $0.001 par value per share, our preferred shares, $0.001 par value per share, or our promissory notes. The preferred shares may either be fixed rate preferred shares or auction rate preferred shares. The shares or notes may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”). We may also offer subscription rights to purchase our common stock or preferred stock. You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our shares. Our shares may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. The Prospectus Supplement relating to any sale of preferred shares will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period and other matters. The Prospectus Supplement relating to any offering of subscription rights will set forth the number of shares (preferred or common) issuable upon the exercise of each right (or number of rights) and the other terms of such rights offering. We may not sell any of our securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering.

Investment Objective and Policies

The Fund’s primary investment objective is long-term growth of capital and income. The Fund will invest at least 80% of its assets, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services, or equipment for (i) the generation or distribution of electricity, gas, and water and (ii) telecommunications services or infrastructure operations (collectively, the “Utility Industry”). A company will be considered to be in the Utility Industry if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, the indicated activities or utility-related activities.

Under normal circumstances the Fund will invest in securities of issuers located in countries other than the United States and may invest in such foreign securities without limitation. Among the foreign securities in which the Fund may invest are those issued by companies located in emerging markets. Investing in securities of foreign issuers, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies.

No assurance can be given that the Fund’s investment objective will be achieved. See “Investment Objective and Policies.”

Common Shares

The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share, in multiple classes and series thereof as determined from time to time by the Board of Trustees of the Fund (the “Board”). The Board has authorized issuance of an unlimited number of shares of two classes, the common shares and preferred shares. Each share within a particular class or series thereof has equal voting, dividend, distribution and liquidation rights. The common shares are not redeemable and have no preemptive, conversion or cumulative voting rights. In the event of liquidation, each common share is entitled to its proportion of the Fund’s assets after payment of debts and expenses and the amounts payable to holders of the Fund’s preferred shares ranking senior to the common shares of the Fund as described below. As of September 30, 2012, 32,091,454 common shares of the Fund were outstanding.

Preferred Shares

Currently, an unlimited number of the Fund’s shares have been classified by the Board as preferred shares, par value $0.001 per share. The terms of each series of preferred shares may be fixed by the Board and may materially limit and/or qualify the rights of holders of the Fund’s common shares. If the Board determines that it may be advantageous to the holders of the Fund’s common shares for the Fund to utilize additional leverage, the Fund may issue additional series of fixed rate preferred shares (“Fixed Rate Preferred Shares”) or additional series of variable rate preferred shares (“Auction Rate Preferred Shares”). Any Fixed Rate Preferred Shares or Auction Rate Preferred Shares issued by the Fund will pay, as applicable, distributions at a fixed rate or at rates that will be reset frequently based on short-term interest rates. (As of September 30, 2012, 1,153,288 shares of Series A Preferred and 900 shares of Series B Preferred were outstanding.) Leverage creates a greater risk of loss as well as a potential for more gains for the common shares than if leverage were not used. See “Risk Factors and Special Considerations—Leverage Risk” and “Certain Investment Practices—Leveraging.” The Fund may also engage in investment management techniques, which will not be considered senior securities if the Fund establishes in a segregated account cash or other liquid securities equal to the Fund’s obligations in respect of such techniques. The Fund may borrow money to the extent permitted by applicable law in accordance with its investment restrictions.

Dividends and Distributions

Preferred Share Distributions. In accordance with the Fund’s Declaration of Trust as amended and supplemented (including the Statements of Preferences thereto) (the “Charter”) and as required by the 1940 Act, all preferred shares of the Fund must have the same seniority with respect to distributions. Accordingly, no full distribution will be declared or paid on any series of preferred shares of the Fund for any dividend period, or part thereof, unless full cumulative dividends and distributions due through the most recent dividend payment dates for all series of outstanding preferred shares of the Fund are declared and paid. If full cumulative distributions due have not been declared and made on all outstanding preferred shares of the Fund, any distributions on such preferred shares will be made as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unmade on each such series of preferred shares on the relevant dividend payment date.

In the event that for any calendar year the total distributions on the Fund’s preferred shares exceed the Fund’s current and accumulated earnings and profits allocable to such shares, the excess distributions will generally be treated as a tax-free return of capital (to the extent of the shareholder’s tax basis in the shares). The amount treated as a tax-free return of capital will reduce a shareholder’s adjusted tax basis in the preferred shares, thereby increasing the shareholder’s potential taxable gain or reducing the potential taxable loss on the sale of the shares.

The distributions to the Fund’s preferred shareholders for the fiscal year ended December 31, 2011, were comprised of net investment income and long-term capital gains.

Common Share Distributions. In order to allow its common shareholders to realize a predictable, but not assured, level of cash flow and some liquidity periodically on their investment without having to sell shares, the Fund has adopted a managed distribution policy, which may be modified at any time by the Board. As of January 2011, the Fund pays to its common shareholders a distribution of $0.05 per share each month and, if necessary, an adjusting distribution in December which includes any additional income and net realized capital gains in excess of the monthly distributions for that year to satisfy the minimum distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount equal to or in excess of its stated distribution in a given year, the Fund may return capital as part of such distribution, which may have the effect of decreasing the asset coverage per share with respect to the Fund’s preferred shares. Any return of capital that is a component of a distribution is not sourced from realized or unrealized profits of the Fund and that portion should not be considered by investors as yield or total return on their investment in the Fund. Shareholders should not assume that a distribution from the Fund is comprised exclusively of net profits.

For the fiscal year ended December 31, 2011, the Fund made distributions of $0.60 per common share, of which $0.41520 per share is deemed a return of capital. The Fund has made monthly distributions with respect to its common shares since October 1999. Portions of the distributions to common shareholders for each of the past five years have constituted a return of capital. Under the Fund’s distribution policy, the Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long-term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long-term capital gains as a capital gain dividend, subject to the maximum federal income tax rate of 15%, and may cause such gains to be treated as ordinary income subject to a maximum federal income tax rate of 35%. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. Shareholders who periodically receive the payment of a dividend or other distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Shareholders should not assume that the source of a distribution from the Fund is net profit. The composition of each distribution is estimated based on the earnings of the Fund as of the record date for each distribution. The actual composition of each of the current year’s distributions will be based on the Fund’s investment activity through December 31, 2012. The composition of each distribution is estimated based on the earnings of the Fund as of the record date for each distribution. The actual composition of each distribution may change based on the Fund’s investment activity through the end of the calendar year. The Board monitors and reviews the Fund’s common share distribution policy on a regular basis.

Limitations on Distributions. If at any time the Fund has borrowings outstanding, the Fund will be prohibited from paying any distributions on any of its common shares (other than in additional shares), and from repurchasing any of its common shares or preferred shares, unless the value of its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of the debt and preferred shares outstanding. In addition, in such circumstances the Fund will be prohibited from paying any distributions on its preferred shares unless the value of its total assets, less certain ordinary course liabilities, exceed 200% of the amount of the debt outstanding. See “Dividends and Distributions.”

Payment on Notes

Under applicable state law and our Charter, we may borrow money without prior approval of holders of common and preferred shares. We may issue debt securities, including notes, or other evidence of indebtedness and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings, including without limitation the notes, will rank senior to the preferred shares and the common shares. The Prospectus Supplement will describe the interest payment provisions relating to notes. Interest on notes will be payable when due as described in the related Prospectus Supplement. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common shares and preferred shares.

Use of Proceeds

The Fund will use the net proceeds from an offering to purchase portfolio securities in accordance with its investment objective and policies. See “Use of Proceeds.” Proceeds will be invested as appropriate investment opportunities are identified, which is anticipated to be substantially completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending as long as six months.

Exchange Listing

The Fund’s outstanding common shares are listed on the NYSE, under the trading or “ticker” symbol “GUT.” Currently, the Series A Preferred is listed on the NYSE under the symbol “GUT PrA.” See “Description of the Shares.” Any additional series of Fixed Rate Preferred Shares issued by the Fund would also likely be listed on the NYSE. Subscription rights issued by the Fund may also be listed on a securities exchange.

Market Price of Shares

Common shares of closed-end investment companies often trade at prices lower than their net asset value. Common shares of closed-end investment companies may trade during some periods at prices higher than their net asset value and during other periods at prices lower than their net asset value. The Fund cannot assure you that its common shares will continue to trade at a price higher than or equal to net asset value. The Fund’s net asset value will be reduced immediately following this offering by the sales load and the amount of the offering expenses paid by the Fund. See “Use of Proceeds.”

In addition to net asset value, the market price of the Fund’s common shares may be affected by such factors as the Fund’s dividend and distribution levels (which are affected by expenses) and stability, market liquidity, market supply and demand, unrealized gains, general market and economic conditions and other factors. See “Risk Factors and Special Considerations,” “Description of the Shares” and “Repurchase of Common Shares.”

The common shares are designed primarily for long-term investors, and you should not purchase common shares of the Fund if you intend to sell them shortly after purchase.

Fixed Rate Preferred Shares may also trade at premiums to or discounts from their liquidation preference for a variety of reasons, including changes in interest rates.

Risk Factors and Special Considerations

Risk is inherent in all investing. Therefore, before investing in shares of the Fund, you should consider the following risks carefully. See “Risk Factors and Special Considerations.”

Industry Concentration Risk. The Fund invests a significant portion of its assets in foreign and domestic companies in the Utility Industry (as defined under “Investment Objective and Policies”) and, as a result, the value of the Fund’s shares will be more susceptible to the factors affecting those particular types of companies, including government regulation, inflation cost increases in fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, and increasing interest rates resulting in high interest costs on borrowings needed for capital construction programs, including costs associated with compliance with environmental and other regulations. As a consequence of its concentration policy, the Fund’s investments may be subject to greater risk and market fluctuation than a fund that has securities representing a broader range of alternatives. See “Risk Factors and Special Considerations—Industry Concentration Risk.”

Non-Diversified Status. As a non-diversified, closed-end management investment company under the 1940 Act, the Fund may invest a greater portion of its assets in a more limited number of issuers than may a diversified fund, and accordingly, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company. See “Risk Factors and Special Considerations—Non-Diversified Status.”

Non-Investment Grade Securities. The Fund may invest up to 25% of its total assets in fixed-income securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated “CCC” or lower by Standard & Poor’s Ratings Services, a Division of The McGraw-Hill Companies, Inc. (“S&P”) or “Caa” or lower by Moody’s Investors Services, Inc. (“Moody’s”), or non-rated securities of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are not rated or rated lower than “BBB” by S&P or “Baa” by Moody’s are often referred to in the financial press as “junk bonds.” See “Risk Factors and Special Considerations—Non-Investment Grade Securities.”

Foreign Securities. There is no limitation on the amount of foreign securities in which the Fund may invest. Investing in securities of foreign companies (or foreign governments), which are generally denominated in foreign currencies, may involve certain risks and opportunities not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluation of currencies. See “Risk Factors and Special Considerations—Foreign Securities.”

Dependence on Key Personnel. The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund’s investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser. See “Risk Factors and Special Considerations—Dependence on Key Personnel.”

Leverage Risk. The Fund currently uses, and intends to continue to use, financial leverage for investment purposes by issuing preferred shares. As of December 31, 2011, the amount of leverage represented approximately 22% of the Fund’s total assets. The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having a similar investment objective and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the asset coverage for preferred shares. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make distributions on the preferred shares, or to redeem preferred shares when it may be disadvantageous to do so. Also, if the Fund is utilizing leverage, a decline in net asset value could affect the ability of the Fund to make distributions and such a failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code. See “Taxation.”

Special Risks to Holders of Fixed Rate Preferred Shares. Prior to any offering, there will be no public market for Fixed Rate Preferred Shares. In the event any additional series of Fixed Rate Preferred Shares are issued, prior application will have been made to list such shares on a national securities exchange, which will likely be the NYSE. However, during an initial period, which is not expected to exceed 30 days after the date of its initial issuance, such shares may not be listed on any securities exchange. During such period, the underwriters may make a market in such shares, although they will have no obligation to do so. Consequently, an investment in such shares may be illiquid during such period. Fixed Rate Preferred Shares may trade at a premium to or discount from liquidation value for various reasons, including changes in interest rates.

Special Risks for Holders of Auction Rate Preferred Shares.

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Auction Risk. You may not be able to sell your Auction Rate Preferred Shares at an auction if the auction fails, i.e., if more Auction Rate Preferred Shares are offered for sale than there are buyers for those shares. Also, if you place an order (a hold order) at an auction to retain Auction Rate Preferred Shares only at a specified rate that exceeds the rate set at the auction, you will not retain your Auction Rate Preferred Shares. Additionally, if you place a hold order without specifying a rate below which you would not wish to continue to hold your shares and the auction sets a below-market rate, you will receive a lower rate of return on your shares than the market rate. Finally, the dividend period may be changed, subject to certain conditions and with notice to the holders of the Auction Rate Preferred Shares, which could also affect the liquidity of your investment. Due to recent market disruption most auction-rate preferred shares, including our Series B Auction Rate Preferred, have been unable to hold successful auctions and holders of such shares have suffered reduced liquidity. Since February 2008, most auction-rate preferred shares, including our Series B Preferred, have been unable to hold successful auctions and holders of such shares have suffered reduced liquidity. The number of Series B Preferred subject to bid orders by potential holders has been less than the number of Series B Preferred subject to sell orders. Therefore, the weekly auctions have failed, and the dividend rate has been the maximum rate. Holders that have submitted sell orders have not been able to sell any or all of the Series B Preferred for which they have submitted sell orders. The current maximum rate is 150% of the seven day Telerate/British Bankers Association LIBOR on the day of such auction. These failed auctions have been an industry wide problem and may continue to occur in the future. Any current or potential holder of auction-rate preferred shares faces the risk that auctions will continue to fail, or will fail again at some point in the future, and that he or she may not be able to sell his or her shares through the auction process.

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Secondary Market Risk. If you try to sell your Auction Rate Preferred Shares between auctions, you may not be able to sell them for their liquidation preference per share or such amount per share plus accumulated dividends. If the Fund has designated a special dividend period of more than seven days, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for the Auction Rate Preferred Shares are not required to maintain this market, and the Fund is not required to redeem Auction Rate Preferred Shares if either an auction or an attempted secondary market sale fails because of a lack of buyers. The Auction Rate Preferred Shares will not be registered on a stock exchange. If you sell your Auction Rate Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction or during a special dividend period. Due to recent market disruption most auction-rate preferred shares, including our Series B Auction Rate Preferred, have been unable to hold successful auctions and holders of such shares have suffered reduced liquidity, including the inability to sell such shares in a secondary market.

Our Subscription Rights. The issuance of subscription rights to purchase our common stock may substantially dilute the aggregate net asset value of the common shares owned by shareholders who do not fully exercise their rights in the offering.

Shareholders who do not exercise their rights to purchase common stock will own a smaller proportional interest in the Fund than they did before the offering. In the case of subscription rights for preferred shares, there is a risk that changes in yield or changes in the credit quality of the Fund may result in the underlying preferred shares purchasable upon exercise of the subscription rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the subscription rights for the preferred shares. Investors who receive subscription rights may find that there is no market to sell rights they do not wish to exercise. If investors exercise only a portion of the rights, the number of preferred shares or common shares issued may be reduced, and the preferred shares or common shares may trade at less favorable prices than larger offerings for similar securities.

Potential Dilution in Rights Offerings. To the extent that the Fund engages in a rights offering, shareholders who do not exercise their subscription rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their subscription rights. As a result of such an offering, a shareholder also may experience dilution in net asset value per share if the subscription price per share is below the net asset value per share on the expiration date. Specifically, if the subscription price per share is below the net asset value per share of the Fund’s shares on the expiration date of the rights offering, a shareholder will experience an immediate dilution of the aggregate net asset value of their shares if the shareholder does not participate in the offering and the shareholder will experience a reduction in the net asset value per share of their shares whether or not the shareholder participates in the offering. The Fund cannot state precisely the extent of this dilution (if any) if the shareholder does not exercise his or her subscription rights because the Fund does not know what the net asset value per share will be when a rights offering expires or what proportion of the rights will be exercised.

There is also a risk that the Fund’s largest shareholders, record date shareholders of more than 5% of the outstanding shares of common stock of the Fund, may increase their percentage ownership of the Fund through the exercise of the primary subscription and over-subscription privilege.

Common Share Distribution Policy Risk. The Fund has adopted a policy, which may be changed at any time by the Board, of paying distributions on its common shares of $0.05 per share per month. In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount equal to or in excess of its stated distribution in a given year, the Fund may return capital as part of such distribution, which may have the effect of decreasing the asset coverage per share with respect to the Fund’s preferred shares. Any return of capital should not be considered by investors as yield or total return on their investment in the Fund. For the fiscal year ended December 31, 2011, the Fund made distributions of $0.60 per common share, of which $0.41520 per share is deemed a return of capital. Portions of the distributions to common shareholders for each of the past five years have constituted a return of capital. The Fund has made monthly distributions with respect to its common shares since October 1999. A portion of the distributions to holders of common shares during eight of the thirteen fiscal years since the Fund’s inception has constituted a return of capital. The composition of each distribution is estimated based on the earnings of the Fund as of the record date for each distribution. The actual composition of each of the current year’s distributions will be based on the Fund’s investment activity through the end of the calendar year. Under the Fund’s distribution policy, the Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long-term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long-term capital gains as a capital gain dividend, subject to the maximum federal income tax rate of 15% (scheduled to rise to 20% in 2013), and may cause such gains to be treated as ordinary income subject to a maximum federal income tax rate of 35% (scheduled to rise to 39.6% in 2013). Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund.

Interest Rate Transactions. The Fund may enter into an interest rate swap or cap transaction with respect to all or a portion of any series of Auction Rate Preferred Shares. Through these transactions, the Fund seeks to obtain the equivalent of a fixed rate for a series of Auction Rate Preferred Shares that is lower than the rate the Fund would have to pay if it issued Fixed Rate Preferred Shares. The use of interest rate swaps and caps is a highly specialized activity that involves certain risks to the Fund including, among others, counterparty risk and early termination risk. See “How the Fund Manages Risk—Interest Rate Transactions.”

Market Discount Risk. Common shares of closed-end investment companies often trade at a discount from net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that the Fund’s net asset value may decrease. The Investment Adviser cannot predict whether the Fund’s shares will trade at, below or above net asset value. The risk of holding shares of a closed-end fund that might trade at a discount is more pronounced for shareholders who wish to sell their shares in a relatively short period of time after acquiring them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The Fund’s common shares are not subject to redemption. Shareholders desiring liquidity may, subject to applicable securities laws, trade their shares in the Fund on the NYSE or other markets on which such shares may trade at the then current market value, which may differ from the then current net asset value.

Equity Risk. Investing in the Fund involves equity risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the over-the-counter markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The net asset value of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.

Our Notes. An investment in our notes is subject to special risks. There may not be an established market for our notes. To the extent that our notes trade, they may trade at a price either higher or lower than their principal amount depending on interest rates, the rating (if any) on such notes and other factors. See “Risk Factors and Special Considerations — Special Risks to Holders of Notes.”

Note Risk. If the interest rate on the notes approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. Any decline in the net asset value of the Fund’s investments would be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. The Fund might be in danger of failing to maintain the required asset coverage of the notes. Holders of notes may have different interests than holders of common shares and at times may have disproportionate influence over the Fund’s affairs. In the event the Fund fails to maintain the specified level of asset coverage of any notes outstanding, the holders of the notes will have the right to elect a majority of the Fund’s trustees. See “Risk Factors and Special Considerations — Note Risk.”

Geopolitical Events. Geopolitical events, such as terrorist attacks and wars, have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. The nature, scope and duration of the war and occupation cannot be predicted with any certainty. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation, energy prices, and other factors relating to the common shares.

Status as a Regulated Investment Company. The Fund has qualified, and intends to remain qualified, for federal income tax purposes as a regulated investment company under Subchapter M of the Code. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the common shares if the Fund fails to satisfy the 1940 Act’s asset coverage requirements could jeopardize the Fund’s ability to meet such distribution requirements. The Fund presently intends, however, to purchase or redeem preferred shares to the extent necessary in order to maintain compliance with such asset coverage requirements. See “Taxation” for a more complete discussion of these and other federal income tax considerations.

Anti-Takeover Provisions. The Amended Agreement and Declaration of Trust and By-Laws of the Fund (together, its “Governing Documents”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.

Swap Agreements. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Asset Segregation Risk. The Fund will comply with guidelines established by the SEC with respect to coverage of derivative instruments. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Assets segregated by the Fund for these purposes are identified on the books of its custodian or a designated sub-custodian, but are not physically separate from other assets of the Fund.

Temporary Investments. During temporary defensive periods and during inopportune periods to be fully invested, the Fund may invest in U.S. government securities and in money market mutual funds that invest in those securities. Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.

Emerging Markets Risk. The Fund may invest its assets in foreign securities without limitation, including securities of issuers whose primary operations or principal trading market is in an “emerging market.” An “emerging market” country is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the “World Bank”). Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Other risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; overdependence on exports, including gold and natural resources exports, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices.

Management and Fees

Gabelli Funds, LLC serves as the Fund’s investment adviser. The Investment Adviser’s fee is computed weekly and paid monthly, equal on an annual basis to 1.00% of the Fund’s average weekly net assets including the liquidation value of preferred shares. The fee paid by the Fund may be higher when leverage in the form of preferred shares are utilized, giving the Investment Adviser an incentive to utilize such leverage. However, the Investment Adviser has agreed to reduce the management fee on the incremental assets attributable to the currently outstanding Series A Preferred and Series B Preferred during the fiscal year if the total return of the net asset value of the common shares of the Fund, including distributions and advisory fees subject to reduction for that year, does not exceed the stated dividend rate or corresponding swap rate of each particular series of preferred shares for the period. In other words, if the effective cost of the leverage for any series of preferred shares exceeds the total return (based on net asset value) on the Fund’s common shares, the Investment Adviser will waive that portion of its management fee on the incremental assets attributable to the leverage for that series of preferred shares to mitigate the negative impact of the leverage on the common shareholder’s total return. This fee waiver is voluntary and, except in connection with the waiver applicable to the portion of the Fund’s assets attributable to Series A Preferred and Series B Preferred, may be discontinued at any time. For Series A Preferred and Series B Preferred, the waiver will remain in effect as long as any shares in a series are outstanding. This fee waiver will not apply to any preferred shares issued from this offering. The Fund’s total return on the net asset value of the common shares is monitored on a monthly basis to assess whether the total return on the net asset value of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of preferred shares for the period. The test to confirm the accrual of the management fee on the assets attributable to each particular series of preferred shares is annual. The Fund will accrue for the management fee on

—these assets during the fiscal year if it appears probable that the Fund will incur the management fee on those additional assets. See “Management of the Fund.”

For the year ended December 31, 2011, the Fund’s total return on the net asset value of the common shares exceeded the stated dividend rate or net swap expense on all of the outstanding preferred shares. Thus, management fees were accrued on these assets.

A discussion regarding the basis for the Board’s approval of the continuation of the investment advisory contract of the Fund is available in the Fund’s semiannual report to shareholders dated June 30, 2012.

Repurchase of Shares

The Fund is authorized, subject to maintaining required asset coverage on its preferred shares, to repurchase its common shares in the open market when the common shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from net asset value. Although the Board has authorized such repurchases, the Fund is not required to repurchase its common shares. The Board has not established a limit on the amount of common shares that could be repurchased. Through September 30, 2012, the Fund had not repurchased any common shares in the open market. Such repurchases are subject to certain notice and other requirements under the 1940 Act. See “Repurchase of Common Shares.” Through September 30, 2012 the Fund has repurchased and retired 46,712 shares of the Series A Preferred and redeemed 100 shares of the Series B Preferred.

Anti-Takeover Provisions

Certain provisions of the Fund’s Governing Documents, may be regarded as “anti-takeover” provisions. Pursuant to these provisions, only one of the three classes of trustees is elected each year, and the affirmative vote of the holders of 75% of the outstanding voting shares of the Fund (together with a separate class vote by the holders of any preferred shares outstanding) is necessary to authorize amendments to the Fund’s Declaration of Trust that would be necessary to convert the Fund from a closed-end to an open-end investment company. In addition, the affirmative vote of the holders of 80% of the outstanding voting shares of each class of the Fund, voting as a class, is generally required to authorize certain business transactions with the beneficial owner of more than 5% of the outstanding shares of the Fund. In addition, the holders of the preferred shares have the authority to elect two trustees at all times and would have separate class voting rights on specified matters including conversion of the Fund to open-end status and certain reorganizations of the Fund. The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by, a principal shareholder, or the conversion of the Fund to open-end status. These provisions may have the effect of depriving Fund shareholders of an opportunity to sell their shares at a premium above the prevailing market price. See “Anti-Takeover Provisions of the Fund’s Governing Documents.”

Custodian, Transfer Agent and Dividend Disbursing Agent

The Bank of New York Mellon Corporation, located at 135 Santilli Highway, Everett, Massachusetts 02149, serves as the custodian (the “Custodian”) of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee based upon the average weekly value of the total assets of the Fund, plus certain charges for securities transactions.

Computershare Trust Company, N.A. (“Computershare”), located at 250 Royall Street, Canton, Massachusetts 02021, serves as the Fund’s dividend disbursing agent, as agent under the Fund’s automatic dividend reinvestment and voluntary cash purchase plan (the “Plan”), and as transfer agent and registrar with respect to the common shares of the Fund.

Computershare also serves as the transfer agent, registrar, dividend paying agent and redemption agent with respect to the Series A Preferred.

The Bank of New York, located at 100 Church Street, New York, New York 10286, serves as the auction agent, transfer agent, registrar, dividend paying agent and redemption agent with respect to the Series B Preferred. See “Custodian, Transfer Agent, Auction Agent and Dividend Disbursing Agent.”

SUMMARY OF FUND EXPENSES

The following tables are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in our common shares as a percentage of net assets attributable to common shares. Amounts are for the current fiscal year after giving effect to anticipated net proceeds of the offering, assuming that we incur the estimated offering expenses, including the offering expenses of preferred shares and notes.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	1.54	%(1)
Offering Expenses Borne by the Fund (excluding Preferred Share Offering Expenses) (as a percentage of offering price)	0.12	%(1)

Dividend Reinvestment Plan Fees	None	(2)
Preferred Share Offering Expenses Borne by the Fund (as a percentage of net assets attributable to common shares)	0.09	%(3)

	Percentage of Net Assets Attributable to Common Shares (1)
Annual Expenses
Management Fees	1.30	%(4)
Interest on Borrowed Funds	0.00%
Other Expenses	0.58	%(4)

Dividends on Preferred Shares	1.28	%(5)
Total annual fund operating expenses and dividends on preferred shares	1.86	%(4)

Total Annual Expenses	3.16%

(1)	Estimated maximum amount based on offering of $75 million in common shares and $25 million in preferred shares. The actual amounts in connection with any offering will be set forth in the Prospectus Supplement if applicable.
(2)	Shareholders participating in the Fund’s Automatic Dividend Reinvestment and Voluntary Cash Purchase Plans would pay $0.75 plus their pro rata share of brokerage commissions per transaction to purchase shares and $2.50 plus their pro rata share of brokerage commissions per transaction to sell shares. See “Automatic Dividend Reinvestment and Voluntary Cash Purchase Plans.”
(3)	Assumes issuance of $25 million in liquidation preference of fixed rate preferred shares and net assets attributable to common shares of $253 million (which includes issuance of $75 million in common shares). The actual amounts in connection with any offering will be set forth in the Prospectus Supplement if applicable.
(4)	The Investment Adviser’s fee is 1.00% annually of the Fund’s average weekly net assets, plus assets attributable to any outstanding senior securities, with no deduction for the liquidation preference of any outstanding preferred shares. Consequently, if the Fund has preferred shares outstanding, the investment management fees and other expenses as a percentage of net assets attributable to common shares will be higher than if the Fund does not utilize a leveraged capital structure. “Other Expenses” are based on estimated amounts for the current year assuming completion of the proposed issuances.
(5)	The Dividends on Preferred Shares represent distributions on the existing preferred shares outstanding and the proposed $25 million of preferred shares at 5.00%.

The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly.

The following example illustrates the expenses (including the maximum estimated sales load of $10 and estimated offering expenses of $6.64 from the issuance of $75 million in common shares) you would pay on a $1,000 investment in common shares, assuming a 5% annual portfolio total return.* The actual amounts in connection with any offering will be set forth in the Prospectus Supplement if applicable.

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$48	$112	$179	$358

*	The example should not be considered a representation of future expenses. The example assumes that the amounts set forth in the Annual Expenses table are accurate and that all distributions are reinvested at net asset value. Actual expenses may ne greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

The example includes Dividends on Preferred Shares. If Dividends on Preferred Shares were not included in the example calculation, the expenses would be as follows (based on the same assumptions as above).

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$35	$75	$116	$233

FINANCIAL HIGHLIGHTS

The selected data below sets forth the per share operating performance and ratios for the periods presented. The financial information was derived from and should be read in conjunction with the Financial Statements of the Fund and Notes thereto, which are incorporated by reference into this Prospectus and the SAI. The financial information for the fiscal year ended December 31, 2011 and for each of the preceding fiscal periods presented since inception, has been audited by PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, whose unqualified report on such Financial Statements is incorporated by reference into the SAI. The financial information for the period ended June 30, 2012 is unaudited.

Selected data for a share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2012 (Unaudited)			Year Ended December 31,
			2011	2010	2009	2008	2007
Operating Performance:
Net asset value, beginning of period	$5.69		$5.33	$5.20	$5.09	$8.18	$8.19
Net investment income	0.08		0.15	0.15	0.17	0.18	0.19
Net realized and unrealized gain/(loss) on investments, swap contracts, and foreign currency transactions	0.16		0.86	0.73	0.69	(2.48)	0.61
Total from investment operations	0.24		1.01	0.88	0.86	(2.30)	0.80
Distributions to Preferred Shareholders: (a)
Net investment income	(0.01	)*	(0.04)	(0.06)	(0.06)	(0.06)	(0.03)
Net realized gain	(0.02	)*	(0.02)	—	—	(0.03)	(0.07)
Total distributions to preferred shareholders	(0.03)		(0.06)	(0.06)	(0.06)	(0.09)	(0.10)
Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	0.21		0.95	0.82	0.80	(2.39)	0.70
Distributions to Common Shareholders:
Net investment income	(0.07	)*	(0.11)	(0.08)	(0.08)	(0.10)	(0.16)
Net realized gain	(0.23	)*	(0.07)	—	—	(0.04)	(0.33)
Paid-in capital	—		(0.42)	(0.64)	(0.64)	(0.58)	(0.23)
Total distributions to common shareholders	(0.30)		(0.60)	(0.72)	(0.72)	(0.72)	(0.72)
Fund Share Transactions:
Increase in net asset value from common share transactions	0.01		0.01	0.03	0.03	0.02	0.01
Increase in net asset value from repurchase of preferred shares	—		—	—	0.00 (b)	0.00 (b)	0.00 (b)

Offering costs for issuance of rights charged to paid-in capital	—		—	—	—	(0.00	)(b)	—
Total fund share transactions	0.01		0.01	0.03	0.03	0.02		0.01
Net Asset Value Attributable to Common Shareholders, End of Period	$5.61		$5.69	$5.33	$5.20	$5.09		$8.18
NAV total return †	2.57%		16.90%	13.76%	14.19%	(31.68)%		8.08%
Market value, end of period	$7.99		$7.80	$6.39	$9.02	$5.90		$9.50
Investment total return ††	6.56%		33.67%	(21.38)%	70.88%	(31.81)%		3.42%
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$230,777		$232,436	$218,843	$212,179	$206,724		$300,210
Net assets attributable to common shares, end of period (in 000’s)	$179,445		$181,104	$167,511	$160,847	$154,898		$245,617
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	2.86	%(c)	2.72%	3.01%	3.68%	2.68%		2.03%
Ratio of operating expenses to average net assets attributable to common shares before fee waived	1.77	%(c)	1.92%	1.93%	2.04%	1.77%		—
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any (d)(e)	1.61	%(c)	1.92%	1.91%	2.04%	1.50%		1.63%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee waived	1.37	%(c)	1.48%	1.45%	1.50%	1.39%		—
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any (d)(e)	1.24	%(c)	1.48%	1.44%	1.50%	1.18%		1.34%
Portfolio turnover rate †††	1%		1%	1%	4%	14%		13%
Preferred Shares:
5.625% Series A Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$28,832		$28,832	$28,832	$28,832	$29,326		$29,593
Total shares outstanding (in 000’s)	1,153		1,153	1,153	1,153	1,173		1,184
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00		$25.00
Average market value (f)	$26.17		$25.47	$25.15	$23.86	$22.76		$23.36

Asset coverage per share	$112.39	$113.20	$106.58	$103.34	$99.72	$137.48
Series B Auction Market Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$22,500	$22,500	$22,500	$22,500	$22,500	$25,000
Total shares outstanding (in 000’s)	1	1	1	1	1	1
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value (g)	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$112,394	$113,202	$106,582	$103,336	$99,721	$137,478
Asset Coverage (h)	450%	453%	426%	413%	399%	550%

†	Based on net asset value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.
†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the year ended December 31, 2007 would have been 29%.
*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the period.
(b)	Amount represents less than $0.005 per share.
(c)	Annualized.
(d)	The ratios do not include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Including such Custodian Fee Credits for the year ended December 31, 2007, the ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction would have been 1.63% and the ratio of operating expenses to average net assets including liquidation value of preferred shares net of fee reduction would have been 1.33%. For the six months ended June 30, 2012 and the years ended December 31, 2009 and 2008, the effect of Custodian Fee Credits was minimal. For the years ended December 31, 2011 and 2010, there were no Custodian Fee Credits.
(e)	The Fund incurred interest expense during the year ended December 31, 2007. If interest expense had not been incurred, the ratio of operating expenses to average net assets attributable to common stock would have been 1.62% and the ratio of operating expenses to average net assets including liquidation value of preferred shares would have been 1.33%. For the six months ended June 30, 2012 and the years ended December 31, 2011, 2010, 2009, and 2008, the effect of interest expense was minimal.
(f)	Based on weekly prices.
(g)	Liquidation value, except for 2007 when price was based on weekly auction prices. Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auctions.
(h)	Asset coverage is calculated by combining all series of preferred shares.

USE OF PROCEEDS

The Investment Adviser expects that it will initially invest the proceeds of the offering in high quality short-term debt securities and instruments. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months.

THE FUND

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized under the laws of the State of Delaware on February 25, 1999. The Fund had no operations prior to July 9, 1999, other than the sale of 7,579,739 common shares to The Gabelli Equity Trust Inc. in exchange for approximately $75 million of cash and short-term fixed income instruments. The Fund’s principal office is located at One Corporate Center, Rye, New York 10580-1422 and its telephone number is (800)  422-3554.

INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

The Fund’s primary investment objective is long-term growth of capital and income. The Fund will invest at least 80% of its assets, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services, or equipment for (i) the generation or distribution of electricity, gas, and water and (ii) telecommunications services or infrastructure operations (collectively, the “Utility Industry”). A company will be considered to be in the Utility Industry if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, the indicated activities or utility-related activities. The remaining 20% of its assets may be invested in other securities including stocks, equity securities, debt obligations and money market instruments, as well as certain derivative instruments in the Utility Industry or other industries. Moreover, should extraordinary conditions affecting such sectors or securities markets as a whole warrant, the Fund may temporarily be primarily invested in money market instruments. When the Fund is invested in these instruments for temporary or defensive purposes it may not achieve its investment objective.

The investment policy of the Fund relating to the type of securities in which at least 80% of the Fund’s total assets must be invested may be changed by the Board without shareholder approval. Shareholders will, however, receive at least 60 days prior notice of any change in this policy.

Although many companies in the Utility Industry traditionally pay above average dividends, the Fund intends to focus on those companies whose securities have the potential to increase in value. The Fund’s performance is expected to reflect conditions affecting public utility industries. These industries are sensitive to factors such as interest rates, local and national government regulations, the price and availability of fuel, environmental protection or energy conservation regulations, weather, the level of demand for services, and the risks associated with constructing and operating nuclear power facilities. These factors may change rapidly. The Fund emphasizes quality in selecting utility investments, and generally looks for companies that have proven dividend records and sound financial structures. Believing that the industry is under consolidation due to changes in regulation, the Fund intends to position itself to take advantage of trends in consolidation.

Under normal circumstances the Fund will invest in securities of issuers located in countries other than the United States and may invest in such foreign securities without limitation. Among the foreign securities in which the Fund may invest are those issued by companies located in emerging markets. Investing in securities of foreign issuers, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies.

No assurance can be given that the Fund’s investment objective will be achieved.

Investment Methodology of the Fund

In selecting securities for the Fund, the Investment Adviser normally will consider the following factors, among others:

•

the Investment Adviser’s own evaluations of the private market value (as defined below), cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company;

•	the potential for capital appreciation of the securities;

•	the interest or dividend income generated by the securities;

•	the prices of the securities relative to other comparable securities;

•	whether the securities are entitled to the benefits of call protection or other protective covenants;

•	the existence of any anti-dilution protections or guarantees of the security; and

•	the diversification of the portfolio of the Fund as to issuers.

The Investment Adviser’s investment philosophy with respect to equity securities is to identify assets that are selling in the public market at a discount to their private market value. The Investment Adviser defines private market value as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates an issuer’s free cash flow and long-term earnings trends. Finally, the Investment Adviser looks for a catalyst, something indigenous to the company, its industry or country that will surface additional value.

Certain Investment Practices

Corporate Reorganizations. The Fund may invest without limit in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of the Investment Adviser, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals that are consummated, the Fund may sustain a loss.

Temporary Defensive Investments. Subject to the Fund’s investment restrictions, when a temporary defensive period is believed by the Investment Adviser to be warranted (“temporary defensive periods”), the Fund may, without limitation, hold cash or invest its assets in securities of United States government sponsored instrumentalities, in repurchase agreements in respect of those instruments, and in certain high-grade commercial paper instruments. During temporary defensive periods, the Fund may also invest in money market mutual funds that invest primarily in securities of United States government sponsored instrumentalities and repurchase agreements in respect of those instruments. Obligations of certain agencies and instrumentalities of the United States government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the United States government; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the United States Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the United States government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the United States government would provide financial support to United States government sponsored instrumentalities if it is not obligated to do so by law. During temporary defensive periods, the Fund may not achieve its investment objective.

Non-Investment Grade Securities. The Fund may invest up to 25% of its total assets in fixed income securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are not rated or that are rated lower than “BBB” by S&P or lower than “Baa” by Moody’s are referred to in the financial press as “junk bonds.”

Generally, such non-investment grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality securities. In addition, such securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such non-investment grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer’s management and regulatory matters.

In addition, the market value of non-investment grade securities is more volatile than that of higher quality securities, and the markets in which such non-investment grade or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value in response to changes in the economy or the financial markets.

Non-investment grade securities also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of nonconvertible bonds and preferred stocks moves inversely with movements in interest rates, in the event of rising interest rates, the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay regular income streams.

As part of its investment in non-investment grade securities, the Fund may invest in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection under a plan pursuant to which the securities received by the Fund in exchange for its defaulted securities will have a value in excess of the Fund’s investment. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate.

In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing, and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates, and the outlook for specific industries.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies may change their ratings of a particular issue to reflect subsequent events. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

The market for non-investment grade and comparable unrated securities has experienced several periods of significantly adverse price and liquidity, particularly at or around times of economic recessions. Past market recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities may react in a similar fashion in the future.

Options. On behalf of the Fund, the Investment Adviser may, subject to the guidelines of the Board, purchase or sell (i.e., write) options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the U.S. over-the-counter (“OTC”) markets as a means of achieving additional return or of hedging the value of the Fund’s portfolio. The Fund may write covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities in an amount not to exceed 25% of total assets or invest up to 10% of its total assets in the purchase of put options on common stocks that the Fund owns or may acquire through the conversion or exchange of other securities that it owns.

A call option is a contract that gives the holder of the option the right to buy from the writer (seller) of the call option, in return for a premium paid, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period.

A put option is a contract that gives the holder of the option the right to sell to the writer (seller), in return for the premium, the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

An exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.

Futures Contracts and Options on Futures. On behalf of the Fund, the Investment Adviser may, subject to the Fund’s investment restrictions and guidelines of the Board, purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes. These futures contracts and related options may be on debt securities, financial indices, securities indices, United States government securities and foreign currencies. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future.

The Investment Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is currently not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. As a result the Fund is currently not restricted in its ability to enter into futures transactions and options thereon under Commodity Futures Trading Commission (“CFTC”) regulations. The Fund continues to have policies with respect to futures and options thereon.

On February 24, 2012, however, the CFTC adopted certain regulatory changes that would subject registered investment companies to regulation by the CFTC if a fund either invests more than five percent of its liquidation value in initial margin payments for futures and swaps (including options thereon), or if the aggregate net notional value of the fund’s commodity interest positions exceeds 100% of the liquidation value of the fund’s portfolio, in each case excluding bona fide hedging transactions, or if a fund markets itself as providing investment exposure to such instruments. If the Fund’s investments in commodity instruments is not limited in this manner, the Investment Adviser will have to register with the CFTC as the commodity pool operator of the Fund by December 31, 2012. Compliance with these additional registration and regulatory requirements would increase Fund expenses. The Investment Adviser may also be subject to CFTC regulation if another fund managed by the Investment Adviser is deemed to be a commodity pool. Other potentially adverse regulatory initiatives could also develop.

Swap Contracts. On behalf of the Fund, the Investment Adviser may, subject to the Fund’s investment restrictions and guidelines established by the Board, enter into swap transactions. Swap contracts generally will be used by the Fund for the purpose of seeking to increase the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In a typical swap transaction on an equity security, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time an equity swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Forward Currency Exchange Contracts. Subject to guidelines of the Board, the Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a “spot” (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. The Fund’s dealings in forward contracts generally will be limited to hedging involving either specific transactions or portfolio positions. The Fund does not have an independent limitation on its investments in foreign currency futures contracts and options on foreign currency futures contracts.

Asset Segregation Risk. The Fund will comply with guidelines established by the SEC with respect to coverage of derivative instruments. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Assets segregated by the Fund for these purposes are identified on the books of its custodian or a designated sub-custodian, but are not physically separate from other assets of the Fund.

When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Short Sales Against the Box. The Fund may from time to time make short sales of securities. The market value for the securities sold short by any one issuer will not exceed 5% of the Fund’s total assets or 5% of such issuer’s voting securities. The Fund may not make short sales or maintain a short position if it would cause more than 25% of the Fund’s total assets, taken at market value, to be held as collateral for such sales. The Fund may also make short sales “against the box.” A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale.

To secure its obligations to deliver the securities sold short, the Fund will deposit in escrow in a separate account with its custodian an equal amount to the securities sold short or securities convertible into, or exchangeable for such securities. The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

The Fund may make a short sale in order to hedge against market risks when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into, or exchangeable for, such security, or when the Fund does not want to sell the security it owns. Such short sale transactions may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund. Additionally, the Fund may use short sales in conjunction with the purchase of a convertible security when it is determined that a convertible security can be bought at a small conversion premium and has a yield advantage relative to the underlying common stock sold short.

Repurchase Agreements. The Fund may enter into repurchase agreements with banks and non-bank dealers of United States government securities which are listed as reporting dealers of the Federal Reserve Bank and which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, the Fund purchases a debt security from a seller who undertakes to repurchase the security at a specified resale price on an agreed future date. Repurchase agreements are generally for one business day and generally will not have a duration of longer than one week. The Securities and Exchange Commission (the “SEC”) has taken the position that, in economic reality, a repurchase agreement is a loan by a fund to the other party to the transaction secured by securities transferred to the fund. The resale price generally exceeds the purchase price by an amount which reflects an agreed upon market interest rate for the term of the repurchase agreement. The Fund’s risk is primarily that, if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller’s obligation may be less than the repurchase price. If the seller becomes insolvent, the Fund might be delayed in or prevented from selling the collateral. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of the collateral upon a default in the obligation to repurchase is less than the repurchase price, the Fund will experience a loss. If the financial institution that is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund could suffer a loss.

Leveraging. As provided in the 1940 Act, and subject to compliance with the Fund’s investment limitations, the Fund may issue senior securities representing stock, such as preferred stock, so long as immediately following such issuance of stock, its total assets exceed 200% of the amount of such stock. The use of leverage magnifies the impact of changes in net asset value. For example, a fund that uses 33% leverage will show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. In addition, if the cost of leverage exceeds the return on the securities acquired with the proceeds of leverage, the use of leverage will diminish, rather than enhance, the return to the Fund. The use of leverage generally increases the volatility of returns to the Fund.

Investment Restrictions. The Fund has adopted certain investment restrictions as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund (voting together as a single class). The Fund’s investment restrictions are more fully discussed under “Investment Restrictions” in the SAI.

Portfolio Turnover. The Fund will buy and sell securities to accomplish its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies.

Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). High portfolio turnover may also result in the realization of substantial net short-term capital gains and any distributions resulting from such gains will be taxable at ordinary income rates for United States federal income tax purposes. The Fund’s portfolio turnover rates for the fiscal years ended December 31, 2010 and 2011 were 1% and 1%, respectively.

Long-Term Objective. The Fund is intended for investors seeking long-term capital growth and income. The Fund is not meant to provide a vehicle for those who wish to benefit from short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the shareholder’s investment objectives as well as the shareholder’s other investments when considering investing in the Fund.

Loans of Portfolio Securities. To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 20% of the value of its total assets.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. While these loans of portfolio securities will be made in accordance with guidelines approved by the Board, there can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the Fund’s rights is unsettled. As a result, under these circumstances, there may be a restriction on the Fund’s ability to sell the collateral and it would suffer a loss.

Borrowing. The Fund may borrow money in accordance with its investment restrictions, including as a temporary measure for extraordinary or emergency purposes.

See “Investment Objective and Policies—Investment Practices” in the SAI.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Investors should consider the following risk factors and special considerations associated with investing in the Fund:

Industry Risks

Under normal market conditions, the Fund will invest at least 80% of its total assets in foreign and domestic companies involved in the Utility Industry and, as a result, the value of the common shares will be more susceptible to factors affecting those particular types of companies, including governmental regulation, inflation, cost increases in fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete and increasing interest rates resulting in high interest costs on borrowings needed for capital construction programs, including costs associated with compliance with environmental and other regulations.

Sector Risk. The Fund concentrates its investments in the Utility Industry. As a result, the Fund’s investments may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of investment alternatives. The prices of securities issued by traditional utility companies may change in response to interest rate changes. There is no guarantee that this relationship will continue.

Government Regulation. Companies in certain sectors of the Utility Industry (such as power generation and distribution) are subject to extensive governmental regulatory requirements. Certain of these regulations that are intended to limit the concentration of ownership and control of companies in these industries may prevent companies in which the Fund invests from making certain investments that they would otherwise make. Other regulations may cause Utility Industry companies to incur substantial additional costs or lengthy delays in connection with the completion of capital investments or the introduction of new products or services to market. There are substantial differences between the regulatory practices and policies in various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, permit companies to implement rate increases or that such increases will be adequate to permit the payment of dividends on such issuer’s common shares. Additionally, existing and possible future regulatory legislation may make it even more difficult for companies in the Utility Industry to obtain adequate relief from rate regulation.

Regulatory considerations limit the percentage of the shares of a public utility held by a fund or by an adviser and its affiliates on behalf of all their clients. The Fund, certain other funds managed by the Investment Adviser and its affiliates, and their affiliated advisory firms (together, the “Applicants”) were granted an exemptive order (the “Order”) by the Federal Energy Regulatory Commission on November 10, 2011. Under the Order, the Applicants obtained authority for a period of three years to acquire voting securities of specified utilities and utility holding companies (“Utility Companies”) without prior regulatory filings or approval, as long as certain conditions are met, including that (i) the Applicants will not, in the aggregate, own, control or hold more than 20% of the voting securities of any one Utility Company, and (ii) an Applicant, including the Fund, will not own, control or hold 10% or more of the voting securities of any Utility Company. Applicants can request an extension of the Order at the end of its term, although there can be no guarantee that, if applied for, it will be obtained. Also, various types of ownership restrictions are imposed by the Federal Communications Commission (“FCC”) on investment in media companies and cellular licensees. These rules limit the number of broadcast stations both locally and nationally that a single entity is permitted to own, operate, or control and prohibit ownership of certain competitive communications providers in the same location. The FCC also applies limited ownership restrictions on cellular licensees serving rural areas. Attributable interests that may result from the role of the Investment Adviser and its principals in connection with other funds, managed accounts and companies may limit the Fund’s ability to invest in certain mass media and cellular companies. These limitations may unfavorably restrict the ability of the Fund to make certain investments.

Deregulation. Changing regulation constitutes one of the industry-specific risks for the Fund, especially with respect to its investments in traditionally regulated public utilities and partially regulated utility companies. Domestic and foreign regulators monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors, which could result in reduced income to the Fund. Regulatory authorities also may restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects. The deregulation of certain utility companies may eliminate restrictions on profits and dividends, but may also subject these companies to greater risks of loss. Deregulation of the utility industry could have a positive or negative impact on the Fund. The Investment Adviser believes that certain utility companies’ fundamentals should continue to improve as the industry undergoes deregulation. Companies may seek to strengthen their competitive positions through mergers and takeovers. The loosening of the government regulation of utilities should encourage convergence within the industry. Improving earnings prospects, strong cash flows, share repurchases and takeovers from industry consolidation may tend to boost share prices. However, as has occurred in California and elsewhere, certain companies may be less able to meet the challenge of deregulation as competition increases and investments in these companies would not be likely to perform well. Individual sectors of the utility market are subject to additional risks. These risks can apply to all utility companies — regulated or fully or partially deregulated and unregulated. For example, telecommunications companies have been affected by technological developments leading to increased competition, as well as changing regulation of local and long-distance telephone services and other telecommunications businesses. Certain telecommunications companies have been adversely affected by the new competitive climate.

Financing. Currently, companies in the Utility Industry have encountered difficulties in obtaining financing for construction programs during inflationary periods. Issuers experiencing difficulties in financing construction programs may also experience lower profitability, which can result in reduced income to the Fund. Historically, companies in the Utility Industry have also encountered such financing difficulties during inflationary periods.

Equipment and Supplies. Traditional utility companies face the risk of lengthy delays and increased costs associated with the design, construction, licensing and operation of their facilities. Moreover, technological innovations may render existing plants, equipment or products obsolete. Increased costs and a reduction in the availability of fuel (such as oil, coal, nuclear or natural gas) also may adversely affect the profitability of utility companies.

Electric utilities may be burdened by unexpected increases in operating costs. They may also be negatively affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investments, and rising interest rates lead to higher financing costs and reduced earnings. There are also the considerable costs associated with environmental compliance, nuclear waste clean-up, cap and trade or other programs designed to reduce carbon dioxide and other greenhouse emissions, and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

Among gas companies, there has been a move to diversify into oil and gas exploration and development, making investment returns more sensitive to energy prices. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets, although upgrading of fresh water and waste water systems is an expanding business.

Long-Term Objective: Not a Complete Investment Program

The Fund is intended for investors seeking long-term capital growth and income. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.

Non-Diversified Status

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means it is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company. To qualify as a “regulated investment company,” or “RIC,” for purposes of the Code, the Fund has in the past conducted and intends to conduct its operations in a manner that will relieve it of any liability for federal income tax to the extent its earnings are distributed to shareholders. To so qualify as a “regulated investment company,” among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year:

•

not more than 25% of the market value of its total assets will be invested in the securities (other than United States government securities or the securities of other RICs) of a single issuer, any two or more issuers in which the fund owns 20% or more of the voting securities and which are determined to be engaged in the same, similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (as defined in the Code); and

•

at least 50% of the market value of the Fund’s assets will be represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the its assets and not more than 10% of the outstanding voting securities of such issuer.

Market Value and Net Asset Value

The Fund is a non-diversified, closed-end management investment company. Shares of closed-end funds are bought and sold in the securities markets and may trade at either a premium to or discount from net asset value. Listed shares of closed-end investment companies often trade at discounts from net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that its net asset value may decrease. The Fund cannot predict whether its listed shares will trade at, below or above net asset value. Shortly after the inception of the Fund, the market price of the Fund exceeded the net asset value (the “NAV”) and the premium continues today. Shareholders desiring liquidity may, subject to applicable securities laws, trade their Fund shares on the NYSE or other markets on which such shares may trade at the then-current market value, which may differ from the then-current NAV. Shareholders will incur brokerage or other transaction costs to sell shares.

Non-Investment Grade Securities

The Fund may invest up to 25% of its total assets in fixed income securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are not rated or that are rated lower than “BBB” by S&P or lower than “Baa” by Moody’s are referred to in the financial press as “junk bonds.” Such securities are subject to greater risks than investment grade securities, which reflect their speculative character, including the following:

•	greater volatility;

•	greater credit risk;

•	potentially greater sensitivity to general economic or industry conditions;

•	potential lack of attractive resale opportunities (illiquidity); and

•	additional expenses to seek recovery from issuers who default.

Fixed income securities purchased by the Fund may be rated as low as C by Moody’s or D by S&P or may be unrated securities considered to be of equivalent quality. Securities that are rated C by Moody’s are the lowest rated class and can be regarded as having extremely poor prospects of ever obtaining investment-grade standing. Debt rated D by S&P is in default or is expected to default upon maturity of payment date.

The market value of non-investment grade securities may be more volatile than the market value of higher rated securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than more highly rated securities, which primarily reflect fluctuations in general levels of interest rates.

Ratings are relative and subjective, and are not absolute standards of quality. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition.

As part of its investment in non-investment grade securities, the Fund may invest in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection under a plan pursuant to which the securities received by the Fund in exchange for its defaulted securities will have a value in excess of the Fund’s investment. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate.

Foreign Securities

Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to United States companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Dividend income that the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income.

There may be less publicly available information about a foreign company than a United States company. Foreign securities markets may have substantially less volume than United States securities markets and some foreign company securities are less liquid than securities of otherwise comparable United States companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-United States securities markets and the increased costs of maintaining the custody of foreign securities.

The Fund also may purchase sponsored American Depositary Receipts (“ADRs”) or United States dollar denominated securities of foreign issuers. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

The Fund may invest its assets in foreign securities without limitation, including securities of issuers whose primary operations or principal trading market is in an “emerging market.” An “emerging market” country is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the “World Bank”). Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Other risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; overdependence on exports, including gold and natural resources exports, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices.

Special Risks of Derivative Transactions

Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser’s prediction of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:

•	dependence on the Investment Adviser’s ability to predict correctly movements in the direction of interest rates, securities prices and currency markets;

•	imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged;

•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

•	the possible absence of a liquid secondary market for any particular instrument at any time;

•	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and

•

the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain “cover” or to segregate securities in connection with the hedging techniques.

See “Risk Factors and Special Considerations—Futures Transactions.”

Futures Transactions

Futures and options on futures entail certain risks, including but not limited to the following:

•	no assurance that futures contracts or options on futures can be offset at favorable prices;

•	possible reduction of the yield of the Fund due to the use of hedging;

•	possible reduction in value of both the securities hedged and the hedging instrument;

•	possible lack of liquidity due to daily limits or price fluctuations;

•	imperfect correlation between the contracts and the securities being hedged; and

•	losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.

For a further description, see “Investment Objective and Policies—Investment Practices” in the SAI.

Swap Agreements

Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement. Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Investment Adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, some swap agreements may be considered by the Fund to be illiquid. Restrictions imposed by the tax rules applicable to regulated investment companies may limit the Fund’s ability to use swap agreements. The swap market currently is largely unregulated. It is possible that developments in the swap market, including potential significant government regulation as a result of the Dodd-Frank Act or otherwise, could adversely affect the Fund’s ability to enter into or terminate swap agreements or to realize amounts to be received under these agreements. Swap transactions may involve substantial leverage.

Forward Currency Exchange Contracts

The use of forward currency exchange contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract and that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. For a further description of such investments, see “Investment Objective and Policies—Investment Practices” in the SAI.

Dependence on Key Personnel

The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund’s investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.

Market Disruption Risk

Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy. Non-investment grade securities and securities of issuers with smaller market capitalizations tend to be more volatile than higher rated securities and securities of issuers with larger market capitalizations so that these events and any actions resulting from them may have a greater impact on the prices and volatility of non-investment grade securities and securities of issuers with smaller market capitalizations than on higher rated securities and securities of issuers with larger market capitalizations.

Anti-Takeover Provisions of the Fund’s Governing Documents

The Fund’s Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See “Anti-Takeover Provisions of the Fund’s Governing Documents.”

Special Risks Related to Preferred Securities

There are special risks associated with the Fund’s investing in preferred securities, including:

•

Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer dividends or distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its dividends or distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

•	Non-Cumulative Dividends. Some preferred securities are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred security held by the Fund determine not to pay dividends or distributions on such security, the Fund’s return from that security may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred securities in which the Fund invests will be declared or otherwise made payable.

•

Subordination. Preferred securities are subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt security instruments.

•	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

•

Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may be entitled to elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

•

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. A redemption by the issuer may negatively impact the return of the security held by the Fund.

Special Risks to Holders of Notes

There may not be an established market for our notes. To the extent that our notes trade, they may trade at a price either higher or lower than their principal amount depending on interest rates, the rating (if any) on such notes and other factors.

Note Risk

If the interest rate on the notes approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. Any decline in the net asset value of the Fund’s investments would be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. The Fund might be in danger of failing to maintain the required asset coverage of the notes. Holders of notes may have different interests than holders of common shares and at times may have disproportionate influence over the Fund’s affairs. In the event the Fund fails to maintain the specified level of asset coverage of any notes outstanding, the holders of the notes will have the right to elect a majority of the Fund’s trustees.

Special Risks for Holders of Subscription Rights

The issuance of subscription rights to purchase our common stock may substantially dilute the aggregate net asset value of the common shares owned by shareholders who do not fully exercise their rights in the offering. Shareholders who do not exercise their rights to purchase common stock will own a smaller proportional interest in the Fund than they did before the offering. In the case of subscription rights for preferred shares, there is a risk that changes in yield or changes in the credit quality of the Fund may result in the underlying preferred shares purchasable upon exercise of the subscription rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the subscription rights for the preferred shares. Investors who receive subscription rights may find that there is no market to sell rights they do not wish to exercise. If investors exercise only a portion of the rights, the number of preferred shares or common shares issued may be reduced, and the preferred shares or common shares may trade at less favorable prices than larger offerings for similar securities.

Investment Companies

The Fund may invest in the securities of other investment companies to the extent permitted by law. To the extent the Fund invests in the common equity of investment companies, the Fund will bear its ratable share of any such investment company’s expenses, including management fees. The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in the securities of other investment companies. In these circumstances holders of the Fund’s common shares will be subject to duplicative investment expenses.

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Loans of Portfolio Securities

Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described in the SAI) and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements.

For a further description of such loans of portfolio securities, see “Investment Objective and Policies—Certain Investment Practices—Loans of Portfolio Securities.”

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Status as a Regulated Investment Company

The Fund has qualified, and intends to remain qualified, for federal income tax purposes as a regulated investment company under Subchapter M of the Code. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the common shares if the Fund fails to satisfy the 1940 Act’s asset coverage requirements could jeopardize the Fund’s ability to meet such distribution requirements. The Fund presently intends, however, to purchase or redeem preferred shares to the extent necessary in order to maintain compliance with such asset coverage requirements. See “Taxation” for a more complete discussion of these and other federal income tax considerations.

Leverage Risk

The Fund uses financial leverage for investment purposes by issuing preferred shares. As of December 31, 2011, the amount of leverage represented approximately 22% of the Fund’s total assets. The Series A Preferred and Series B Preferred have the same seniority with respect to distributions and liquidation preference. Preferred shares have seniority over common shares.

The Fund’s use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, either through the issuance of preferred shares or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objective and policies.

•

Preferred Share Risk. The issuance of preferred shares causes the net asset value and market value of the common shares to become more volatile. If the dividend rate on the preferred shares approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate on the preferred shares plus the management fee annual rate of 1.00% (as applicable) exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund had not issued preferred shares.

Any decline in the net asset value of the Fund’s investments would be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. The Fund might be in danger of failing to maintain the required asset coverage of the preferred shares or of losing its ratings on the preferred shares or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the dividend requirements on the preferred shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the preferred shares.

In addition, the Fund would pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares, including the advisory fees on the incremental assets attributable to such shares.

Holders of preferred shares may have different interests than holders of common shares and may at times have disproportionate influence over the Fund’s affairs. Holders of preferred shares, voting separately as a single class, would have the right to elect two members of the Board at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the Trustees until such arrearage is completely eliminated. In addition, preferred shareholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion of the fund to open-end status, and accordingly can veto any such changes.

Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of the Fund’s common shares and preferred shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund’s ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem its preferred shares to the extent necessary to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements.

•	Special Risks to Holders of Fixed Rate Preferred Shares

Illiquidity Prior to Exchange Listing. Prior to the offering, there will be no public market for any additional series of Fixed Rate Preferred Shares. In the event any additional series of Fixed Rate Preferred Shares are issued, prior application will have been made to list such shares on a national securities exchange, which will likely be the NYSE. However, during an initial period, which is not expected to exceed 30 days after the date of its initial issuance, such shares may not be listed on any securities exchange. During such period, the underwriters may make a market in such shares, though, they will have no obligation to do so. Consequently, an investment in such shares may be illiquid during such period.

Market Price Fluctuation. Fixed Rate Preferred Shares may trade at a premium to or discount from liquidation value for various reasons, including changes in interest rates.

•	Special Risks for Holders of Auction Rate Preferred Shares

Auction Risk. You may not be able to sell your Auction Rate Preferred Shares at an auction if the auction fails, i.e., if more Auction Rate Preferred Shares are offered for sale than there are buyers for those shares. Also, if you place an order (a hold order) at an auction to retain Auction Rate Preferred Shares only at a specified rate that exceeds the rate set at the auction, you will not retain your Auction Rate Preferred Shares. Additionally, if you place a hold order without specifying a rate below which you would not wish to continue to hold your shares and the auction sets a below-market rate, you will receive a lower rate of return on your shares than the market rate. Finally, the dividend period may be changed, subject to certain conditions and with notice to the holders of the Auction Rate Preferred Shares, which could also affect the liquidity of your investment. Due to recent market disruption most auction-rate preferred shares, including our Series B Auction Rate Preferred, have been unable to hold successful auctions and holders of such shares have suffered reduced liquidity.

Secondary Market Risk. If you try to sell your Auction Rate Preferred Shares between auctions, you may not be able to sell them for their liquidation preference per share or such amount per share plus accumulated dividends. If the Fund has designated a special dividend period of more than seven days, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for the Auction Rate Preferred Shares are not required to maintain this market, and the Fund is not required to redeem Auction Rate Preferred Shares if either an auction or an attempted secondary market sale fails because of a lack of buyers. The Auction Rate Preferred Shares will not be registered on a stock exchange. If you sell your Auction Rate Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction or during a special dividend period. Due to recent market disruption most auction-rate preferred shares, including our Series B Auction Rate Preferred, have been unable to hold successful auctions and holders of such shares have suffered reduced liquidity, including the inability to sell such shares in a secondary market.

•

Portfolio Guidelines of Rating Agencies for Preferred Shares and/or Credit Facility. In order to obtain and maintain attractive credit quality ratings for preferred shares or borrowings, the Fund must comply with investment quality, diversification and other guidelines established by the relevant rating agencies. These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act.

•

Impact on Common Shares. The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of net investment income of the Fund, realized gains or losses of the Fund and changes in the value of the securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See “Risks.” The table further reflects leverage representing 22% of the Fund’s total assets, the Fund’s current projected blended annual average leverage dividend or interest rate of 3.92%, a management fee at an annual rate of 1.00% of the liquidation preference of any outstanding preferred shares and estimated annual incremental expenses attributable to any outstanding preferred shares of 0.03% of the Fund’s net assets attributable to common shares.

Assumed Portfolio Total Return (Net of Expenses)	(10	) %	(5	) %	0%	5%	10%
Common Share Total Return	(11.42)%		(5.01)%		1.40%	7.81%	14.22%

Common share total return is composed of two elements—the common share distributions paid by the Fund (the amount of which is largely determined by the taxable income of the Fund (including realized gains or losses) after paying interest on any debt and/or dividends on any preferred shares) and unrealized gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy total return. For example, to assume a total return of 0% the Fund must assume that the income it receives on its investments is entirely offset by expenses and losses in the value of those investments. The Fund’s shares are leveraged, and the risks and special considerations related to leverage described in this prospectus apply. Such leveraging of the shares cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund’s investment objectives and policies.

Common Share Distribution Policy Risk

The Fund has adopted a policy, which may be changed at any time by the Board, of paying distributions on its common shares of $0.05 per share per month. In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount equal to or in excess of its stated distribution in a given year, the Fund may return capital as part of such distribution, which may have the effect of decreasing the asset coverage per share with respect to the Fund’s preferred shares. Any return of capital should not be considered by investors as yield or total return on their investment in the Fund. Shareholders should not assume that a distribution from the Fund is comprised exclusively of net profits. For the fiscal year ended December 31, 2011, the Fund made distributions of $0.60 per common share, of which $0.41520 per share is deemed a return of capital. The Fund has made monthly distributions with respect to its common shares since October 1999. A portion of the distributions to holders of common shares during eight of the thirteen fiscal years since the Fund’s inception has constituted a return of capital. The composition of each distribution is estimated based on the earnings of the Fund as of the record date for each distribution. The actual composition of each of the current year’s distributions will be based on the Fund’s investment activity through the end of the calendar year.

Investment Restrictions

The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of common shares and preferred shares voting together as a single class. The Fund may become subject to guidelines that are more limiting than the investment restrictions set forth above in order to obtain and maintain ratings from Moody’s or S&P on its preferred shares. See “Investment Restrictions” in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Fund.

Interest Rate Transactions

The Fund may enter into interest rate swap or cap transactions in relation to all or a portion of any series of Auction Rate Preferred Shares in order to manage the impact on its portfolio of changes in the dividend rate of such shares. At present, the Fund has not entered into an interest rate swap on a percentage of its outstanding Auction Rate Preferred Shares. Through these transactions the Fund may, for example, obtain the equivalent of a fixed rate for such Auction Rate Preferred Shares that is lower than the Fund would have to pay if it issued Fixed Rate Preferred Shares. The use of interest rate swaps and caps is a highly specialized activity that involves certain risks to the Fund including, among others, counterparty risk and early termination risk.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on its Auction Rate Preferred Shares. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred shares dividends or distributions when due in accordance with the Statement of Preferences of the relevant series of the Auction Rate Preferred Shares even if the counterparty defaulted. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at that point in time, such a default could negatively affect the Fund’s ability to make dividend or distribution payments on the Auction Rate Preferred Shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund’s ability to make dividend or distribution payments on the Auction Rate Preferred Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage for the Auction Rate Preferred Shares. A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage. Under the Statement of Preferences for each series of the preferred shares, if the Fund fails to maintain the required asset coverage on the outstanding preferred shares or fails to comply with other covenants, the Fund may be required to redeem some or all of these shares. The Fund generally may redeem any series of Auction Rate Preferred Shares, in whole or in part, at its option at any time (usually on a dividend or distribution payment date), other than during a non-call period. Such redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by the Fund to the counterparty, while early termination of a cap could result in a termination payment to the Fund.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate cash or liquid securities having a value at least equal to the value of the Fund’s net payment obligations under any swap transaction, marked to market daily. The Fund will monitor any such swap with a view to ensuring that the Fund remains in compliance with all applicable regulatory investment policy and tax requirements.

HOW THE FUND MANAGES RISK

Investment Restrictions

The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding common shares and preferred shares voting together as a single class. The Fund may become subject to guidelines that are more limiting than the investment restrictions set forth above in order to obtain and maintain ratings from Moody’s or S&P on its preferred shares. See “Investment Restrictions” in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Fund.

MANAGEMENT OF THE FUND

General

The Board (who, with its officers, are described in the SAI) has overall responsibility for the management of the Fund. The Board decides upon matters of general policy and reviews the actions of the Investment Adviser, Gabelli Funds, LLC, located at One Corporate Center, Rye, New York 10580-1422, and the Sub-Administrator (as defined below). Pursuant to an Investment Advisory Contract with the Fund, the Investment Adviser, under the supervision of the Board, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides all facilities and personnel, including officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are its affiliates.

The Investment Adviser

The Investment Adviser is a New York limited liability company which serves as an investment adviser to sixteen open-end and ten closed-end registered management investment companies and a Luxembourg SICAV with combined aggregate net assets in excess of $20.4 billion as of June 30, 2012. The Investment Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a “controlling person” of the Investment Adviser on the basis of his controlling interest in GAMCO Investors, Inc. (“GBL”), the parent company of the Investment Adviser and a New York Corporation whose Class A Common Stock is traded on the NYSE under the symbol “GBL.” The Investment Adviser has several affiliates that provide investment advisory services: GAMCO, a wholly owned subsidiary of GBL, acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, and as sub-adviser to certain third party investment funds, which include registered investment companies, and had assets under management of approximately of $14.4 billion as of June 30, 2012. Teton Advisors, Inc., an affiliate of the Investment Adviser with assets under management of approximately $836 million as of June 30, 2012, acts as investment adviser to The GAMCO Westwood Funds; Gabelli Securities, Inc., a majority owned subsidiary of GBL, acts as investment adviser to certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $781 million as of June 30, 2012; and Gabelli Fixed Income LLC, an indirect wholly owned subsidiary of GBL, acts as investment adviser for separate accounts having assets under management of approximately $63 million as of June 30, 2012. Teton Advisors, Inc. was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, Inc., the principal shareholder of Teton Advisors, Inc. as of June 30, 2012.

The Investment Adviser has sole investment discretion for the Fund’s assets under the supervision of the Fund’s Board and in accordance with the Fund’s stated policies. The Investment Adviser will select investments for the Fund and will place purchase and sale orders on behalf of the Fund.

Payment of Expenses

The Investment Adviser is obligated to pay expenses associated with providing the services contemplated by the Investment Advisory Agreement between the Fund and the Investment Adviser (the “Advisory Agreement”) including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund, as well as the fees of all trustees of the Fund who are affiliated with the Investment Adviser.

In addition to the fees of the Investment Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and independent accountant’s services, stock exchange listing fees, expenses relating to the offering of preferred shares, rating agency fees, costs of printing proxies, share certificates and shareholder reports, charges of the custodian, any subcustodian, auction agent, transfer agent(s) and dividend disbursing agent expenses in connection with its respective automatic dividend reinvestment and voluntary cash purchase plan, SEC fees, fees and expenses of unaffiliated trustees, accounting and printing costs, the Fund’s pro rata portion of membership fees in trade organizations, fidelity bond coverage for the Fund’s officers and employees, interest, brokerage costs, taxes, expenses of qualifying the Fund for sale in various states, expenses of personnel performing shareholder servicing functions, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

Advisory Agreement

Under the terms of the Advisory Agreement, the Investment Adviser manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, and places orders to purchase and sell securities on behalf of the Fund and manages the Fund’s other business and affairs, all subject to the supervision and direction of its Board. In addition, under the Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund’s business and affairs and provides, or arranges for others to provide, at the Investment Adviser’s expense, certain enumerated services, including maintaining the Fund’s books and records, preparing reports to its shareholders and supervising the calculation of the net asset value of its shares. All expenses of computing the Fund’s net asset value, including any equipment or services obtained solely for the purpose of pricing shares or valuing the Fund’s investment portfolio, will be an expense of the Fund under the Advisory Agreement unless the Investment Adviser voluntarily assumes responsibility for such expense. During fiscal year 2011, the Fund reimbursed the Investment Adviser $45,000 in connection with the cost of computing the Fund’s net asset value.

The Advisory Agreement combines investment advisory and administrative responsibilities in one agreement. For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee computed weekly and paid monthly, equal on an annual basis to 1.00% of the Fund’s average weekly net assets including the liquidation value of preferred shares. The fee paid by the Fund may be higher when leverage in the form of preferred shares are utilized, giving the Investment Adviser an incentive to utilize such leverage. However, the Investment Adviser has agreed to reduce the management fee on the incremental assets attributable to the preferred shares during the fiscal year if the total return of the net asset value of the common shares of the Fund, including distributions and advisory fees subject to reduction for that year, does not exceed the stated dividend rate or corresponding swap rate of each particular series of preferred shares for the period. In other words, if the effective cost of the leverage for any series of preferred shares exceeds the total return (based on net asset value) on the Fund’s common shares, the Investment Adviser will waive that portion of its management fee on the incremental assets attributable to the leverage for that series of preferred shares to mitigate the negative impact of the leverage on the common shareholder’s total return. This fee waiver is voluntary and, except in connection with the waiver applicable to the portion of the Fund’s assets attributable to Series A Preferred and Series B Preferred, may be discontinued at any time. For Series A Preferred and Series B Preferred, the waiver will remain in effect as long as any shares in a series are outstanding. The Fund’s total return on the net asset value of the common shares is monitored on a monthly basis to assess whether the total return on the net asset value of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of preferred shares for the period. The test to confirm the accrual of the management fee on the assets attributable to each particular series of preferred shares is annual. The Fund will accrue for the management fee on these assets during the fiscal year if it appears probable that the Fund will incur the management fee on those additional assets.

For the year ended December 31, 2011, the Fund’s total return on the net asset value of the common shares exceeded the stated dividend rate or corresponding swap rate on all of the outstanding preferred shares. Thus, management fees were accrued on these assets.

The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name “Gabelli” is the Investment Adviser’s property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including “Gabelli.”

Pursuant to its terms, the Advisory Agreement will remain in effect with respect to the Fund from year to year if approved annually (i) by the Board or by the holders of a majority of the Fund’s outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

A discussion regarding the basis of the Board’s approval of the Advisory Agreement is available in the Fund’s semiannual report to shareholders for the six months ended June 30, 2012.

Selection of Securities Brokers

The Advisory Agreement contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, the Investment Adviser may (i) direct Fund portfolio brokerage to Gabelli & Company, Inc. (“Gabelli & Company”) or other broker-dealer affiliates of the Investment Adviser and (ii) pay commissions to brokers other than Gabelli & Company that are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Investment Adviser to be useful or desirable for its investment management of the Fund and/or its other advisory accounts or those of any investment adviser affiliated with it. The SAI contains further information about the Advisory Agreement, including a more complete description of the advisory and expense arrangements, exculpatory and brokerage provisions, as well as information on the brokerage practices of the Fund.

Portfolio Manager

Mario J. Gabelli is currently and has been responsible for the day-to-day management of the Fund since its inception. Mr. Gabelli has served as Chairman and Chief Executive Officer of GAMCO Investors, Inc. and its predecessors since 1976. Mr. Gabelli is the Chief Investment Officer — Value Portfolios for the Investment Adviser and GAMCO Asset Management Inc. Mr. Gabelli serves as portfolio manager for several funds in the Gabelli/GAMCO Funds Complex and is a director of several funds in the Gabelli/GAMCO Funds Complex. Because of the diverse nature of Mr. Gabelli’s responsibilities, he will devote less than all of his time to the day-to-day management of the Fund. Mr. Gabelli is also Chief Executive Officer of GGCP, Inc., as well as Chairman of the Board of Lynch Interactive Corporation, a multimedia and communication services company.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities in the Fund.

Sub-Administrator

The Investment Adviser has entered into a sub-administration agreement with BNY Mellon Investment Servicing (US) Inc. (the “Sub-Administrator”) pursuant to which the Sub-Administrator provides certain administrative services necessary for the Fund’s operations that do not include the investment and portfolio management services provided by the Investment Adviser. For these services and the related expenses borne by the Sub-Administrator, the Investment Adviser pays a prorated monthly fee at the annual rate of 0.0275% of the first $10 billion of the aggregate average net assets of the Fund and all other funds advised by the Investment Adviser and Teton Advisors, Inc. and administered by the Sub-Administrator, 0.0125% of the aggregate average net assets exceeding $10 billion and 0.01% of the aggregate average net assets in excess of $15 billion. The Sub-Administrator has its principal office at 760 Moore Road, King of Prussia, Pennsylvania 19406.

Regulatory Matters

On April 24, 2008, the Investment Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Investment Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty).On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Investment Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Investment Adviser and the funds. The settlement by the Investment Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Investment Adviser or its ability to fulfill its obligations under the Investment Advisory Agreement.

PORTFOLIO TRANSACTIONS

Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, Inc., an affiliate of the Investment Adviser, may execute portfolio transactions on stock exchanges and in the over-the-counter markets on an agency basis and receive a stated commission therefor. For a more detailed discussion of the Fund’s brokerage allocation practices, see “Portfolio Transactions” in the SAI.

DIVIDENDS AND DISTRIBUTIONS

The Fund has a policy, which may be modified at any time by its Board, of paying distributions on its common shares of $0.05 per share per month. This policy permits common shareholders to realize a predictable, but not assured, level of cash flow and some liquidity periodically with respect to their common shares without having to sell their shares. A portion of the Fund’s distributions on its common shares to date have included or have been estimated to include a return of capital. Any return of capital that is a component of a distribution is not sourced from realized or unrealized profits of the Fund and that portion should not be considered by investors as yield or total return on their investment in the Fund. Shareholders should not assume that a distribution from the Fund is comprised exclusively of net profits. The Fund pays on its common shares a distribution of $0.05 per share each month and, if necessary, an adjusting distribution in December which includes any additional income and net realized capital gains in excess of the monthly distributions for that year to satisfy the minimum distribution requirements of the Code. Each quarter, the Board reviews the amount of any potential distribution and the income, capital gain or capital available. The Fund may retain for reinvestment, and pay the resulting federal income taxes on, its net capital gain, if any. To avoid paying income tax at the corporate level, the Fund distributes substantially all of its investment company taxable income and net capital gain. For the fiscal year ended December 31, 2011, the Fund made distributions of $0.60 per common share, of which $0.41520 per share is deemed a return of capital. Portions of the distributions to common shareholders for each of the past five years have constituted a return of capital. Shareholders who periodically receive the payment of a dividend or other distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Shareholders should not assume that the source of a distribution from the Fund is net profit.

Under the Fund’s distribution policy, the Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long-term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long-term capital gains as a capital gain dividend, subject to the maximum federal income tax rate of 15%, and may cause such gains to be treated as ordinary income subject to a maximum federal income tax rate of 35%. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. Shareholders who periodically receive the payment of a dividend or other distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Shareholders should not assume that the source of a distribution from the Fund is net profit. The composition of each distribution is estimated based on the earnings of the Fund as of the record date for each distribution. The actual composition of each of the current year’s distributions will be based on the Fund’s investment activity through December 31, 2012.

If, for any calendar year, the total distributions exceed current and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in the shares. The amount treated as a tax-free return of capital will reduce a shareholder’s tax basis in the shares, thereby increasing such shareholder’s potential taxable gain or reducing his or her potential taxable loss on the sale of the shares. Any amounts distributed to a shareholder in excess of the basis in the shares will be taxable to the shareholder as capital gain.

In the event the Fund distributes amounts in excess of its investment company taxable income and net capital gain, such distributions will decrease the Fund’s total assets more than otherwise and, therefore, have the likely effect of increasing its expense ratio more than otherwise, as the Fund’s fixed expenses will become a larger percentage of the Fund’s average net assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

The Fund, along with other closed-end registered investment companies advised by the Investment Adviser, has obtained an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting it to make periodic distributions of long-term capital gains provided that any distribution policy of the Fund with respect to its common shares calls for periodic (e.g., quarterly or semiannually, but in no event more frequently than monthly) distributions in an amount equal to a fixed percentage of the Fund’s average NAV over a specified period of time or market price per share of common shares at or about the time of distribution or pay-out of a fixed dollar amount. The exemption also permits the Fund to make distributions with respect to its preferred shares in accordance with such shares’ terms. If the total distributions required by the proposed periodic pay-out policy exceeds the Fund’s current and accumulated earnings and profits, the excess will be treated as a return of capital. If the Fund’s net investment income (including net short-term capital gains) and net long-term capital gains for any year exceed the amount required to be distributed under the periodic pay-out policy, the Fund generally intends to pay such excess once a year, but may, in its discretion, retain and not distribute net long-term capital gains to the extent of such excess. The Fund reserves the right, but does not currently intend, to retain for reinvestment and pay the resulting U.S. federal income taxes on the excess of its net realized long-term capital gains over its net short-term capital losses, if any.

ISSUANCE OF COMMON SHARES

During the twelve months ended December 31, 2011, the Fund did not have any transactions in shares of beneficial interest, except pursuant to its dividend reinvestment policy. Gabelli & Company, Inc., an affiliate of Gabelli Funds, LLC, the Fund’s Investment Adviser, will act as sales manager for future offerings.

AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN

Under the Fund’s Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the “Plan”), a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by Computershare, which is agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare as dividend-disbursing agent.

Enrollment in the Plan

It is the policy of The Gabelli Utility Trust (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value.

Be advised that the common shares of The Gabelli Utility Trust have traded at excessive premiums (whereby the market price is much greater than the underlying net asset value.) Dividend reinvestment may be made at the excessive premium, which is not likely to be sustainable.

All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their share certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:

The Gabelli Utility Trust

c/o Computershare

P.O. Box 43010

Providence, RI 02940-3010

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common shares. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive common shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common shares in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940-3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

DESCRIPTION OF THE SECURITIES

The following is a brief description of the terms of the Fund’s shares, subscription rights and notes. This description does not purport to be complete and is qualified by reference to the Fund’s Governing Documents. For complete terms of the shares, please refer to the actual terms of such series, which are set forth in the Governing Documents. For complete terms of the subscription rights, please refer to the actual terms of such subscription rights which will be set forth in the subscription rights agreement relating to such subscription rights.

Common Shares

The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share, in multiple classes and series thereof as determined from time to time by the Board. The Board has authorized issuance of an unlimited number of shares of two classes, the common shares and preferred shares. Each share within a particular class or series thereof has equal voting, dividend, distribution and liquidation rights. The common shares are not redeemable and have no preemptive, conversion or cumulative voting rights. In the event of liquidation, each common share is entitled to its proportion of the Fund’s assets after payment of debts and expenses and the amounts payable to holders of the Fund’s preferred shares ranking senior to the common shares of the Fund as described below.

The common shares of the Fund are listed on the NYSE under the symbol “GUT” and began trading July 9, 1999. The average weekly trading volume of the common shares on the NYSE during the period from January 1, 2011 through December 31, 2011 was 297,413 shares. The average weekly trading volume of the common shares on the NYSE during the period from January 1, 2012 through September 30, 2012 was 285,387 shares.

Shares of closed-end investment companies often trade on an exchange at prices lower than NAV. Over the Fund’s thirteen year history, the range fluctuated from a 59% premium in July 2003 to a 3% discount in November 2000. Shortly after the inception of the Fund, the market price of the Fund exceeded the NAV and the premium continues today. As of September 30, 2012, the Fund trades at a 43.8% premium to its NAV. Because the market value of the common shares may be influenced by such factors as dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, NAV, market liquidity, relative demand for and supply of such shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than NAV in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase.

The Fund is a closed-end, management investment company and, as such, its shareholders do not, and will not, have the right to redeem their shares. The Fund, however, may repurchase its common shares from time to time as and when it deems such a repurchase advisable. The Board has determined that such repurchase may be made when the common shares are trading at a discount of 10% (or such other percentage as the Board may determine from time to time) or more from NAV. Pursuant to the 1940 Act, the Fund may repurchase its shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or as otherwise permitted in accordance with Rule 23c-1 under the 1940 Act. Under Rule 23c-1, certain conditions must be met for such alternative purchases regarding, among other things, distribution of net income for the preceding fiscal year, asset coverage with respect to the Fund’s senior debt and equity securities, identity of the sellers, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis which does not discriminate unfairly against the other shareholders through their interest in the Fund. In addition, Rule 23c-1 requires the Fund to file notices of such purchase with the SEC.

When the Fund repurchases its common shares for a price below its NAV, the NAV of the common shares that remains outstanding will be enhanced. This does not, however, necessarily mean that the market price of the Fund’s remaining outstanding common shares will be affected, either positively or negatively. Further, interest on any borrowings made to finance the repurchase of common shares will reduce the net income of the Fund.

The Fund’s common shareholders vote as a single class to elect the Fund’s Board and on additional matters with respect to which the 1940 Act, the Governing Documents or resolutions adopted by the Trustees provide for a vote of the Fund’s common shareholders. The Fund’s common shareholders and preferred shareholders vote together as a single class, except that the preferred shareholders vote as a separate class to elect two of the trustees of the Fund. See “Anti-Takeover Provisions of the Fund’s Governing Documents.”

Shareholders whose common shares are registered in their own name will have all distributions reinvested pursuant to the Plan. For a more detailed discussion of the Plan, see “Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan.”

Book Entry

The common shares sold through this offering will initially be held in the name of Cede & Co. as nominee for the Depository Trust Company (“DTC”). The Fund will treat Cede & Co. as the holder of record of the common shares for all purposes. In accordance with the procedures of DTC, however, purchasers of common shares will be deemed the beneficial owners of shares purchased for purposes of distributions, voting and liquidation rights. Purchasers of common shares may obtain registered certificates by contacting the transfer agent.

Preferred Shares

Currently, an unlimited number of the Fund’s shares have been classified by the Board as preferred shares, par value $0.001 per share. The terms of each series of preferred shares may be fixed by the Board and may materially limit and/or qualify the rights of the holders of the Fund’s common shares. As of September 30, 2012, the Fund had outstanding 1,153,288 shares of Series A Preferred and 900 shares of Series B Preferred.

At all times, holders of shares of the Fund’s preferred shares outstanding, voting as a single class, will be entitled to elect two members of the Board, and holders of the preferred shares and common shares, voting as a single class, will elect the remaining directors. See “Anti-Takeover Provisions of the Fund’s Governing Documents.”

Distributions on the Series A Preferred accumulate at an annual rate of 5.625% of the liquidation preference of $25 per share, are cumulative from the date of original issuance thereof, and are payable quarterly on March 26, June 26, September 26 and December 26 of each year. The Series A Preferred is rated “Aa3” by Moody’s. The Fund’s outstanding Series A Preferred is redeemable at the liquidation preference plus accumulated but unpaid dividends (whether or not earned or declared) at the option of the Fund at any time. The Series A Preferred is listed and traded on the NYSE under the symbol “GUT PrA.”

Distributions on the Series B Preferred accumulate at a variable rate, usually set at a weekly auction. The Series B Preferred is rated “Aa3” by Moody’s and “AAA” by S&P. The liquidation preference of the Series B Preferred is $25,000 per share. The Fund generally may redeem the outstanding Series B Preferred, in whole or in part, at any time other than during a non-call period. The Series B Preferred is not traded on any public exchange.

If the Fund issues any additional series of preferred shares, it will pay dividends to the holders at either a fixed rate or a rate that will be reset frequently based on short-term interest rates, as described in the Prospectus Supplement accompanying each preferred shares offering.

The following table shows (i) the classification of shares, (ii) the number of shares authorized in each class and (iii) the number of shares outstanding in each class as of September 30, 2012.

Title Of Class	Amount Authorized	Amount Outstanding

Common Shares	unlimited	32,091,454
Series A Preferred	unlimited	1,153,288
Series B Preferred	unlimited	900

As of September 30, 2012, the Fund does not hold any shares for its account.

Upon a liquidation, each holder of preferred shares will be entitled to receive out of the assets of the Fund available for distribution to shareholders (after payment of claims of the Fund’s creditors but before any distributions with respect to the Fund’s common shares or any other class of capital shares of the Fund ranking junior to the preferred shares as to liquidation payments) an amount per share equal to such share’s liquidation preference plus any accumulated but unpaid distributions (whether or not earned or declared, excluding interest thereon) to the date of distribution, and such shareholders shall be entitled to no further participation in any distribution or payment in connection with such liquidation. Each series of preferred shares ranks on a parity with any other series of preferred shares of the Fund as to the payment of distributions and the distribution of assets upon liquidation, and is junior to the Fund’s obligations with respect to any outstanding senior securities representing debt. The preferred shares carries one vote per share on all matters on which such shares are entitled to vote. The preferred shares will, upon issuance, be fully paid and nonassessable and will have no preemptive, exchange or conversion rights. The Board may by resolution classify or reclassify any authorized but unissued capital shares of the Fund from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions or terms or conditions of redemption. The Fund will not issue any class of capital shares senior to the preferred shares.

Recent Market Events. Since February 2008, most auction-rate preferred shares, including our Series B Preferred, have been unable to hold successful auctions and holders of such shares have suffered reduced liquidity. The number of Series B Preferred subject to bid orders by potential holders has been less than the number of Series B Preferred subject to sell orders. Therefore, the weekly auctions have failed, and the dividend rate has been the maximum rate. Holders that have submitted sell orders have not been able to sell any or all of the Series B Preferred for which they have submitted sell orders. The current maximum rate is 150% of the seven day Telerate/British Bankers Association LIBOR on the day of such auction. These failed auctions have been an industry wide problem and may continue to occur in the future. Any current or potential holder of auction-rate preferred shares faces the risk that auctions will continue to fail, or will fail again at some point in the future, and that he or she may not be able to sell his or her shares through the auction process.

Rating Agency Guidelines. The Fund expects that it will be required under Moody’s and S&P guidelines to maintain assets having in the aggregate a discounted value at least equal to the Basic Maintenance Amount (as defined below) for its outstanding preferred shares with respect to the separate guidelines Moody’s and S&P has each established for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency’s guidelines, all or a portion of such holding’s value will not be included in the calculation of discounted value (as defined by such rating agency). The Moody’s and S&P guidelines also impose certain diversification requirements and industry concentration limitations on the Fund’s overall portfolio, and apply specified discounts to securities held by the Fund (except certain money market securities). The “Basic Maintenance Amount” is equal to (i) the sum of (a) the aggregate liquidation preference of any preferred shares then outstanding plus (to the extent not included in the liquidation preference of such preferred shares) an amount equal to the aggregate accumulated but unpaid distributions (whether or not earned or declared) in respect of such preferred shares, (b) the total principal of any debt (plus accrued and projected interest), (c) certain Fund expenses and (d) certain other current liabilities (excluding any unmade distributions on the Fund’s common shares) less (ii) the Fund’s (a) cash and (b) assets consisting of indebtedness which (y) mature prior to or on the date of redemption or repurchase of the preferred shares and are U.S. government securities or evidences of indebtedness rated at least “Aaa,” “P-1”, “VMIG-1” or “MIG-1” by Moody’s or “AAA”, “SP-1+” or “A-1+” by S&P, and (z) is held by the Fund for distributions, the redemption or repurchase of preferred shares or the Fund’s liabilities.

If the Fund does not cure in a timely manner a failure to maintain a discounted value of its portfolio equal to the Basic Maintenance Amount in accordance with the requirements of the applicable rating agency or agencies then rating the preferred shares at the request of the Fund, the Fund may, and in certain circumstances will be required to, mandatorily redeem preferred shares, as described below under “—Redemption.”

The Fund may, but is not required to, adopt any modifications to the rating agency guidelines that may hereafter be established by Moody’s and S&P. Failure to adopt any such modifications, however, may result in a change in the relevant rating agency’s ratings or a withdrawal of such ratings altogether. In addition, any rating agency providing a rating for the preferred shares at the request of the Fund may, at any time, change or withdraw any such rating. The Board, without further action by the shareholders, may amend, alter, add to or repeal certain of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines if the Board determines that such modification is necessary to prevent a reduction in rating of the preferred shares by Moody’s and S&P, as the case may be, is in the best interests of the holders of common shares and is not adverse to the holders of preferred shares in view of advice to the Fund by Moody’s and S&P (or such other rating agency then rating the preferred shares at the request of the Fund) that such modification would not adversely affect, as the case may be, its then current rating of the preferred shares.

Among the modifications or amendments of the Statements of Preferences that would not be held to adversely affect the rights and preferences of the preferred shares would be the following:

•

a modification of the definition of the maximum rate to increase the percentage amount by which the applicable LIBOR rate or treasury index rate is multiplied to determine the maximum rate or increase the spread added to the applicable LIBOR rate or treasury index rate; or

•

a modification of the calculation of the adjusted value of the Fund’s eligible assets or the basic maintenance amount (or of the elements and terms of each of them or the definitions of such elements or terms).

As described by Moody’s and S&P, the ratings assigned to each series of preferred shares are assessments of the capacity and willingness of the Fund to pay the obligations of each such series. The ratings on these series of preferred shares are not recommendations to purchase, hold or sell shares of any series, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of preferred shares will be able to sell such shares on an exchange, in an auction or otherwise. The ratings are based on current information furnished to Moody’s and S&P by the Fund and the Investment Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

The rating agency guidelines apply to each series of preferred shares only so long as such rating agency is rating such series at the request of the Fund. The Fund pays fees to Moody’s and S&P for rating the preferred shares.

Asset Maintenance Requirements. In addition to maintaining agency guidelines established by Moody’s and S&P, the Fund must also satisfy asset maintenance requirements under the 1940 Act with respect to its preferred shares. Under the 1940 Act, debt or additional preferred shares may be issued only if immediately after such issuance the value of the Fund’s total assets (less ordinary course liabilities) is at least 300% of the amount of any debt outstanding and at least 200% of the amount of any preferred shares and debt outstanding. The Fund is required under the Statement of Preferences of each series of preferred shares to determine whether it has, as of the last business day of each March, June, September and December of each year, an “asset coverage” (as defined in the 1940 Act) of at least 200% (or such higher or lower percentage as may be required at the time under the 1940 Act) with respect to all outstanding senior securities of the Fund that are debt or shares, including any outstanding preferred shares. If the Fund fails to maintain the asset coverage required under the 1940 Act on such dates and such failure is not cured on or before 60 days, in the case of the Fixed Rate Preferred Shares, or 10 business days, in the case of the Auction Rate Preferred Shares, the Fund may, and in certain circumstances will be required to, mandatorily redeem shares of preferred shares sufficient to satisfy such asset coverage.

Distributions. In connection with the offering of one or more additional series of preferred shares, an accompanying Prospectus Supplement will specify whether dividends on such preferred shares will be based on a fixed or variable rate. If such Prospectus Supplement specifies that dividends will be paid at a fixed rate, holders of such Fixed Rate Preferred Shares will be entitled to receive, out of funds legally available therefor, cumulative cash distributions, at an annual rate set forth in the applicable Prospectus Supplement, payable with such frequency as set forth in the applicable Prospectus Supplement. Such distributions will accumulate from the date on which such shares are issued.

In the alternative, the Prospectus Supplement may state that the holders of one or more series of Auction Rate Preferred Shares are entitled to receive cash distributions at annual rates stated as a percentage of liquidation preference, that will vary from dividend period to dividend period. The liquidation preference per share and the dividend rate for the initial dividend period for any such series of preferred shares will be the rate set forth in the Prospectus Supplement for such series. For subsequent dividend periods, each such series of preferred shares will pay distributions based on a rate set at an auction, normally held weekly, but not in excess of a maximum rate.

Dividend periods generally will be seven days, and the dividend periods generally will begin on the first business day after an auction. In most instances, distributions are also paid weekly, on the business day following the end of the dividend period. The Fund, subject to some limitations, may change the length of the dividend periods, designating them as “special dividend periods,” as described below under “—Designation of Special Dividend Periods.”

Distribution Payments. Except as described below, the dividend payment date for a series of Auction Rate Preferred Shares will be the first business day after the dividend period ends. The dividend payment dates for special dividend periods of more (or less) than seven days will be set out in the notice designating a special dividend period. See “—Designation of Special Dividend Periods” for a discussion of payment dates for a special dividend period.

If a dividend payment date for a series of Auction Rate Preferred Shares is not a business day because the NYSE is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

•

the dividend payment date for the affected dividend period will be the next business day on which the Fund and its paying agent, if any, are able to cause the distributions to be paid using their reasonable best efforts;

•	the affected dividend period will end on the day it would have ended had such event not occurred and the dividend payment date had remained the scheduled date; and

•	the next dividend period will begin and end on the dates on which it would have begun and ended had such event not occurred and the dividend payment date remained the scheduled date.

Determination of Dividend Rates. The Fund computes the distributions per share for a series of Auction Rate Preferred Shares by multiplying the applicable rate determined at the auction by a fraction, the numerator of which normally is the number of days in such dividend period and the denominator of which is 360. This applicable rate is then multiplied by the liquidation preference per share of such series to arrive at the distribution per share.

Maximum Rate. The dividend rate for a series of Auction Rate Preferred Shares that results from an auction for such shares will not be greater than the applicable “maximum rate.” The maximum rate for any standard dividend period will be the greater of the applicable percentage of the reference rate or the reference rate plus the applicable spread. The reference rate will be the applicable LIBOR Rate (as defined below) for a dividend period of fewer than 365 days or the Treasury Index Rate (as defined below) for a dividend period of 365 days or more. The applicable percentage and the applicable spread will be determined based on the lower of the credit ratings assigned to such series of preferred shares by Moody’s and S&P on the auction date for such period (as set forth in the table below). If Moody’s and/or S&P do not make such rating available, the rate will be determined by reference to equivalent ratings issued by a substitute rating agency. In the case of a special dividend period, (1) the Fund will communicate the maximum applicable rate in a notice of special rate period for such dividend payment period, (2) the applicable percentage and applicable spread will be determined on the date two business days before the first day of such special dividend period and (3) the reference rate will be the applicable LIBOR Rate for a dividend period of fewer than 365 days or the Treasury Index Rate for a dividend period of 365 days or more.

The “LIBOR Rate,” as described in greater detail in the Statement of Preferences, is the applicable London Inter-Bank Offered Rate for deposits in U.S. dollars for the period most closely approximating the applicable dividend period for the preferred shares.

The “Treasury Index Rate,” as described in greater detail in the Statement of Preferences, is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable dividend period for the preferred shares.

Credit Ratings		Applicable Percentage	Applicable Spread
Moody’s	S&P
Aaa	AAA	150%	1.50%
Aa3 to Aa1	AA– to AA+	250%	2.50%
A3 to A1	A– to A+	350%	3.50%
Baa1 or lower	BBB+ or lower	550%	5.50%

If the Fund maintains an “AAA” and/or “Aaa” rating on the preferred shares, the practical effect of the different methods used to determine the maximum rate is shown in the table below:

Reference Rate	Maximum Applicable Rate Using the Applicable Percentage	Maximum Applicable Rate Using the Applicable Spread	Method Used to Determine the Maximum Applicable Rate
1%	1.50%	2.50%	Spread
2%	3.00%	3.50%	Spread
3%	4.50%	4.50%	Either
4%	6.00%	5.50%	Percentage
5%	7.50%	6.50%	Percentage
6%	9.00%	7.50%	Percentage

There is no minimum dividend rate in respect of any dividend period.

Effect of Failure to Pay Distributions in a Timely Manner. If the Fund fails to pay the paying agent the full amount of any distribution or redemption price, as applicable, for a series of Auction Rate Preferred Shares in a timely manner, the dividend rate for the dividend period following such a failure to pay (such period referred to as the default period) and any subsequent dividend period for which such default is continuing will be a default rate to be calculated under the applicable Statements of Preferences. In the event that the Fund fully pays all default amounts due during a dividend period, the dividend rate for the remainder of that dividend period will be, as the case may be, the applicable rate (for the first dividend period following a dividend default) or the then maximum rate (for any subsequent dividend period for which such default is continuing).

Designation of Special Dividend Periods. The Fund may instruct the auction agent to hold auctions more or less frequently than weekly and may designate dividend periods longer or shorter than one week. The Fund may do this if, for example, the Fund expects that short-term rates might increase or market conditions otherwise change, in an effort to optimize the potential benefit of the Fund’s leverage for holders of its common shares. The Fund does not currently expect to hold auctions and pay distributions less frequently than weekly or establish dividend periods longer or shorter than one week. If the Fund designates a special dividend period, changes in interest rates could affect the price received if preferred shares are sold in the secondary market.

Any designation of a special dividend period for a series of Auction Rate Preferred Shares will be effective only if (i) notice thereof has been given as provided for in the Governing Documents, (ii) any failure to pay in a timely manner to the auction agent the full amount of any distribution on, or the redemption price of, any preferred shares has been cured as provided for in the Governing Documents, (iii) the auction immediately preceding the special dividend period was not a failed auction, (iv) if the Fund has mailed a notice of redemption with respect to any preferred shares, the Fund has deposited with the paying agent all funds necessary for such redemption and (v) the Fund has confirmed that as of the auction date next preceding the first day of such special dividend period, it has assets with an aggregate discounted value at least equal to the Basic Maintenance Amount, and the Fund has provided notice of such designation and, if a rating agency rating the preferred shares at the request of the Fund requires the delivery of a basic maintenance report, a basic maintenance report to such rating agency then rating the preferred shares at the request of the Fund has been provided.

The dividend payment date for any such special dividend period will be set out in the notice designating the special dividend period. In addition, for special dividend periods of at least 91 days, dividend payment dates will occur on the first business day of each calendar month within such dividend period and on the business day following the last day of such dividend period.

Before the Fund designates a special dividend period: (i) at least seven business days (or two business days in the event the duration of the dividend period prior to such special dividend period is less than eight days) and not more than 30 business days before the first day of the proposed special dividend period, the Fund will issue a press release stating its intention to designate a special dividend period and inform the auction agent of the proposed special dividend period by telephonic or other means and confirm it in writing promptly thereafter and (ii) the Fund must inform the auction agent of the proposed special dividend period by 3:00 p.m., New York City time on the second business day before the first day of the proposed special dividend period.

Restrictions on Dividends and Other Distributions for the Preferred Shares

So long as any preferred shares are outstanding, the Fund may not pay any dividend or distribution (other than a dividend or distribution paid in common shares or in options, warrants or rights to subscribe for or purchase common shares) in respect of the common shares or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares (except by conversion into or exchange for shares of the Fund ranking junior to the preferred shares as to the payment of dividends or distributions and the distribution of assets upon liquidation), unless:

•

the Fund has declared and paid (or provided to the relevant dividend paying agent) all cumulative distributions on the Fund’s outstanding preferred shares due on or prior to the date of such common shares dividend or distribution;

•	the Fund has redeemed the full number of preferred shares to be redeemed pursuant to any mandatory redemption provision in the Fund’s Governing Documents; and

•	after making the distribution, the Fund meets applicable asset coverage requirements described under “—Rating Agency Guidelines” and “—Asset Maintenance Requirements.”

No full distribution will be declared or made on any series of preferred shares for any dividend period, or part thereof, unless full cumulative distributions due through the most recent dividend payment dates therefor for all outstanding series of preferred shares of the Fund ranking on a parity with such series as to distributions have been or contemporaneously are declared and made. If full cumulative distributions due have not been made on all outstanding preferred shares of the Fund ranking on a parity with such series of preferred shares as to the payment of distributions, any distributions being paid on the preferred shares will be paid as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unmade on each such series of preferred shares on the relevant dividend payment date. The Fund’s obligation to make distributions on the preferred shares will be subordinate to its obligations to pay interest and principal, when due, on any senior securities representing debt.

Redemption

Mandatory Redemption Relating to Asset Coverage Requirements. The Fund may, at its option, consistent with its Governing Documents and the 1940 Act, and in certain circumstances will be required to, mandatorily redeem preferred shares in the event that:

•

the Fund fails to maintain the asset coverage requirements specified under the 1940 Act on a quarterly valuation date and such failure is not cured on or before 60 days, in the case of the Fixed Rate Preferred Shares, or 10 business days, in the case of the Auction Rate Preferred Shares, following such failure; or

•

the Fund fails to maintain the asset coverage requirements as calculated in accordance with the applicable rating agency guidelines as of any monthly valuation date, and such failure is not cured on or before 10 business days after such valuation date.

The redemption price for preferred shares subject to mandatory redemption will be the liquidation preference, as stated in the Statement of Preference of each existing series of preferred shares or the Prospectus Supplement accompanying the issuance of any additional series of preferred shares, plus an amount equal to any accumulated but unpaid distributions (whether or not earned or declared) to the date fixed for redemption, plus (in the case of preferred shares having a dividend period of more than one year) any applicable redemption premium determined by the Board and included in the Statement of Preferences.

The number of preferred shares that will be redeemed in the case of a mandatory redemption will equal the minimum number of outstanding preferred shares, the redemption of which, if such redemption had occurred immediately prior to the opening of business on the applicable cure date, would have resulted in the relevant asset coverage requirement having been met or, if the required asset coverage cannot be so restored, all of the preferred shares. In the event that preferred shares are redeemed due to a failure to satisfy the 1940 Act asset coverage requirements, the Fund may, but is not required to, redeem a sufficient number of preferred shares so that the Fund’s assets exceed the asset coverage requirements under the 1940 Act after the redemption by 10% (that is, 220% asset coverage). In the event that shares of preferred shares are redeemed due to a failure to satisfy applicable rating agency guidelines, the Fund may, but is not required to, redeem a sufficient number of preferred shares so that the Fund’s discounted portfolio value (as determined in accordance with the applicable rating agency guidelines) after redemption exceeds the asset coverage requirements of each applicable rating agency by up to 10% (that is, 110% rating agency asset coverage).

If the Fund does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the preferred shares to be redeemed on any redemption date, the Fund will redeem on such redemption date that number of shares for which it has legally available funds, or is otherwise able to redeem, from the holders whose shares are to be redeemed ratably on the basis of the redemption price of such shares, and the remainder of those shares to be redeemed will be redeemed on the earliest practicable date on which the Fund will have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon written notice of redemption.

If fewer than all of the Fund’s outstanding preferred shares are to be redeemed, the Fund, at its discretion and subject to the limitations of the Charter, the 1940 Act, and Delaware law, will select the one or more series of preferred shares from which shares will be redeemed and the amount of preferred shares to be redeemed from each such series. If fewer than all shares of a series of preferred shares are to be redeemed, such redemption will be made as among the holders of that series pro rata in accordance with the respective number of shares of such series held by each such holder on the record date for such redemption (or by such other equitable method as the Fund may determine). If fewer than all preferred shares held by any holder are to be redeemed, the notice of redemption mailed to such holder will specify the number of shares to be redeemed from such holder, which may be expressed as a percentage of shares held on the applicable record date.

Optional Redemption of Fixed Rate Preferred Shares. Fixed Rate Preferred Shares are not subject to optional redemption by the Fund until the date, if any, specified in the applicable Prospectus or Prospectus Supplement, unless such redemption is necessary, in the judgment of the Fund, to maintain the Fund’s status as a regulated investment company under the Code. Commencing on such date and thereafter, the Fund may at any time redeem such Fixed Rate Preferred Shares in whole or in part for cash at a redemption price per share equal to the liquidation preference per share plus accumulated and unpaid distributions (whether or not earned or declared) to the redemption date. Such redemptions are subject to the notice requirements set forth under “—Redemption Procedures” and the limitations of the Charter, the 1940 Act and Delaware law.

Optional Redemption of Auction Rate Preferred Shares. The Fund generally may redeem Auction Rate Preferred Shares, in whole or in part, at its option at any time (usually on a dividend or distribution payment date), other than during a non-call period. The Fund may designate a non-call period during a dividend period of more than seven days. In the case of such preferred shares having a dividend period of one year or less, the redemption price per share will equal the liquidation preference plus an amount equal to any accumulated but unpaid distributions thereon (whether or not earned or declared) to the redemption date, and in the case of such preferred shares having a dividend period of more than one year, the redemption price per share will equal the liquidation preference plus any redemption premium applicable during such dividend period. Such redemptions are subject to the notice requirements set forth under “—Redemption Procedures” and the limitations of the limitations of the Charter, the 1940 Act and Delaware law.

Redemption Procedures. A notice of redemption with respect to an optional redemption will be given to the holders of record of preferred shares selected for redemption not less than 15 days (subject to NYSE requirements), in the case of Fixed Rate Preferred Shares, and not less than seven days, in the case of Auction Rate Preferred Shares, nor, in both cases, more than 40 days prior to the date fixed for redemption. Preferred shareholders may receive shorter notice in the event of a mandatory redemption. Each notice of redemption will state (i) the redemption date, (ii) the number or percentage of preferred shares to be redeemed (which may be expressed as a percentage of such shares outstanding), (iii) the CUSIP number(s) of such shares, (iv) the redemption price (specifying the amount of accumulated distributions to be included therein), (v) the place or places where such shares are to be redeemed, (vi) that distributions on the shares to be redeemed will cease to accumulate on such redemption date, (vii) the provision of the Statement of Preferences under which the redemption is being made and (viii) any conditions precedent to such redemption. No defect in the notice of redemption or in the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

The holders of preferred shares, whether subject to a variable or fixed rate, will not have the right to redeem any of their shares at their option.

Liquidation Rights

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares then outstanding will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights

Except as otherwise stated in this Prospectus, specified in the Fund’s Governing Documents or resolved by the Board or as otherwise required by applicable law, holders of preferred shares shall be entitled to one vote per share held on each matter submitted to a vote of the shareholders of the Fund and will vote together with holders of common shares and of any other preferred shares then outstanding as a single class.

In connection with the election of the Fund’s Trustees, holders of the outstanding preferred shares, voting together as a single class, will be entitled at all times to elect two of the Fund’s Trustees, and the remaining Trustees will be elected by holders of common shares and holders of preferred shares, voting together as a single class. In addition, if (i) at any time dividends and distributions on outstanding preferred shares are unpaid in an amount equal to at least two full years’ dividends and distributions thereon and sufficient cash or specified securities have not been deposited with the applicable paying agent for the payment of such accumulated dividends and distributions or (ii) at any time holders of any other series of preferred shares are entitled to elect a majority of the Trustees of the Fund under the 1940 Act or the applicable Statement of Preferences creating such shares, then the number of Trustees constituting the Board will be adjusted such that, when added to the two Trustees elected exclusively by the holders of preferred shares as described above, would then constitute a simple majority of the Board as so adjusted. Such additional Trustees will be elected by the holders of the outstanding preferred shares, voting together as a single class, at a special meeting of shareholders which will be called as soon as practicable and will be held not less than ten nor more than twenty days after the mailing date of the meeting notice. If the Fund fails to send such meeting notice or to call such a special meeting, the meeting may be called by any preferred shareholder on like notice. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter pays, or declares and sets apart for payment in full, all dividends and distributions payable on all outstanding preferred shares for all past dividend periods or the holders of other series of preferred shares are no longer entitled to elect such additional Trustees, the additional voting rights of the holders of the preferred shares as described above will cease, and the terms of office of all of the additional Trustees elected by the holders of the preferred shares (but not of the Trustees with respect to whose election the holders of common shares were entitled to vote or the two Trustees the holders of preferred shares have the right to elect as a separate class in any event) will terminate at the earliest time permitted by law.

So long as any preferred shares are outstanding, the Fund will not, without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the preferred shares outstanding at the time, and present and voting on such matter, voting separately as one class, amend, alter or repeal the provisions of the Fund’s Governing Documents whether by merger, consolidation or otherwise, so as to materially adversely affect any of the rights, preferences or powers expressly set forth in the Governing Documents with respect to such preferred shares, unless the Fund obtains written confirmation from Moody’s, S&P or any such other rating agency then rating the preferred shares that such amendment, alteration or repeal would not impair the rating then assigned by such rating agency to the preferred shares, in which case the vote or consent of the holders of the preferred shares are not required. Also, to the extent permitted under the 1940 Act, in the event shares of more than one series of preferred shares are outstanding, the Fund will not approve any of the actions set forth in the preceding sentence which materially adversely affect the rights, preferences or powers expressly set forth in the Charter with respect to such shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote of the holders of at least a majority of the preferred shares of each series materially adversely affected and outstanding at such time (each such materially adversely affected series voting separately as a class to the extent its rights are affected differently). For purposes of this paragraph, no matter shall be deemed to adversely affect any right, preference or power unless such matter (i) adversely alters or abolishes any preferential right of such series; (ii) creates, adversely alters or abolishes any right in respect of redemption of such series; or (iii) creates or adversely alters (other than to abolish) any restriction on transfer applicable to such series.

Unless a higher percentage is required under the Governing Documents or applicable provisions of the Delaware Statutory Trust Act or the 1940 Act, the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding preferred shares, voting together as a single class, will be required to approve any plan of reorganization adversely affecting the preferred shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s investment objective or changes in the investment restrictions described as fundamental policies under “Investment Objective and Policies” and “Investment Restrictions” in this Prospectus and the SAI. For purposes of the preferred share voting rights described in the foregoing sentence, except as otherwise required under the 1940 Act, the phrase “vote of the holders of a majority of the outstanding preferred shares” (or any like phrase) means, in accordance with Section 2(a)(42) of the 1940 Act, the vote, at the annual or a special meeting of the shareholders of the Fund duly called (i) of 67% or more of the preferred shares present at such meeting, if the holders of more than 50% of the outstanding preferred shares are present or represented by proxy, or (ii) more than 50% of the outstanding preferred shares, whichever is less. The class vote of holders of preferred shares described above in each case will be in addition to a separate vote of the requisite percentage of common shares, and any other preferred shares, voting together as a single class, that may be necessary to authorize the action in question. An increase in the number of authorized preferred shares pursuant to the Governing Documents or the issuance of additional shares of any series of preferred shares pursuant to the Governing Documents shall not in and of itself be considered to adversely affect the rights and preferences of the preferred shares.

The calculation of the elements and definitions of certain terms of the rating agency guidelines may be modified by action of the Board without further action by the shareholders if the Board determines that such modification is necessary to prevent a reduction in rating of the preferred shares by Moody’s and/or S&P (or other rating agency then rating the preferred shares at the request of the Fund), as the case may be, or is in the best interests of the holders of common shares and is not adverse to the holders of preferred shares in view of advice to the Fund by the relevant rating agencies that such modification would not adversely affect its then-current rating of the preferred shares.

The foregoing voting provisions will not apply to any series of preferred shares if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such shares will have been redeemed or called for redemption and sufficient cash or cash equivalents provided to the applicable paying agent to effect such redemption. The holders of preferred shares will have no preemptive rights or rights to cumulative voting.

Limitation on Issuance of Preferred Shares

So long as the Fund has preferred shares outstanding, subject to receipt of approval from the rating agencies of each series of preferred shares outstanding, and subject to compliance with the Fund’s investment objective, policies and restrictions, the Fund may issue and sell shares of one or more other series of additional preferred shares provided that the Fund will, immediately after giving effect to the issuance of such additional preferred shares and to its receipt and application of the proceeds thereof (including, without limitation, to the redemption of preferred shares to be redeemed out of such proceeds), have an “asset coverage” for all senior securities of the Fund which are shares, as defined in the 1940 Act, of at least 200% of the sum of the liquidation preference of the shares of preferred shares of the Fund then outstanding and all indebtedness of the Fund constituting senior securities and no such additional preferred shares will have any preference or priority over any other preferred shares of the Fund upon the distribution of the assets of the Fund or in respect of the payment of dividends or distributions.

The Fund will consider from time to time whether to offer additional preferred shares or securities representing indebtedness and may issue such additional securities if the Board concludes that such an offering would be consistent with the Fund’s Charter and applicable law, and in the best interest of existing common shareholders.

Book Entry. Fixed Rate Preferred Shares sold through this offering will initially be held in the name of Cede & Co. as nominee for DTC. The Fund will treat Cede & Co. as the holder of record of such shares for all purposes. In accordance with the procedures of DTC, however, purchasers of Fixed Rate Preferred Shares will be deemed the beneficial owners of shares purchased for purposes of dividends, voting and liquidation rights.

Shares of Auction Rate Preferred Shares will initially be held by the auction agent as custodian for Cede & Co., in whose name the shares of Auction Rate Preferred Shares will be registered. The Fund will treat Cede & Co. as the holder of record of such shares for all purposes.

Subscription Rights

General. We may issue subscription rights to holders of our (i) common shares to purchase common or preferred shares or (ii) preferred shares to purchase common or preferred shares (subject to applicable law). Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to holders of our common or preferred shares, we would distribute certificates or other documentation evidencing the subscription rights and a Prospectus

Supplement to our common or preferred stockholders as of the record date that we set for determining the shareholders eligible to receive subscription rights in such subscription rights offering.

The applicable Prospectus Supplement would describe the following terms of the subscription rights in respect of which this prospectus is being delivered:

•

the period of time the offering would remain open (which will be open a minimum number of days such that all record holders would be eligible to participate in the offering and will not be open longer than 120 days);

•	the underwriter or distributor, if any, of the subscription rights and any associated underwriting fees or discounts applicable to purchases of the rights;

•	the title of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the number of such subscription rights issued in respect of each common share or share of preferred stock;

•	the number of rights required to purchase a single share of common stock or share of preferred stock;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights will commence, and the date on which such right will expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise of Subscription Rights. A certain number of subscription rights would entitle the holder of the subscription right(s) to purchase for cash (or, for preferred shares, outstanding preferred shares or a combination of cash and outstanding preferred shares) such number of common shares or preferred shares at such exercise price as in each case is set forth in, or be determinable as set forth in, the Prospectus Supplement relating to the subscription rights offered thereby. Subscription rights would be exercisable at any time up to the close of business on the expiration date for such subscription rights set forth in the Prospectus Supplement, subject to any extension. After the close of business on the expiration date, all unexercised subscription rights would become void. Upon expiration of the rights offering and the receipt of payment and the subscription rights certificate or other appropriate documentation properly executed and completed and duly executed at the corporate trust office of the subscription rights agent, or any other office indicated in the Prospectus Supplement, the common shares or preferred shares purchased as a result of such exercise will be issued as soon as practicable. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than shareholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable Prospectus Supplement.

Notes

General. Under applicable state law and our Declaration of Trust, we may borrow money without prior approval of holders of common and preferred shares. We may issue debt securities, including notes, or other evidence of indebtedness and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings, including without limitation the notes, will rank senior to the preferred shares and the common shares.

Under the 1940 Act, we may only issue one class of senior securities representing indebtedness, which in the aggregate must have asset coverage immediately after the time of issuance of at least 300%. So long as notes are outstanding, additional debt securities must rank on a parity with notes with respect to the payment of interest and upon the distribution of our assets.

A Prospectus Supplement relating to any notes will include specific terms relating to the offering. The terms to be stated in a Prospectus Supplement will include the following:

•	the form and title of the security;

•	the aggregate principal amount of the securities;

•	the interest rate of the securities;

•	whether the interest rate for the securities will be determined by auction or remarketing;

•	the maturity dates on which the principal of the securities will be payable;

•	the frequency with which auctions or remarketings, if any, will be held;

•	any changes to or additional events of default or covenants;

•	any optional or mandatory redemption provisions;

•	the credit rating of the notes, if any; and

•	any other terms of the securities.

Interest. The Prospectus Supplement will describe the interest payment provisions relating to notes. Interest on notes will be payable when due as described in the related Prospectus Supplement. If we do not pay interest when due, it may trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common shares and preferred shares.

Limitations. Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, we must have an asset coverage of at least 300%. Asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. Other types of borrowings also may result in our being subject to similar covenants in credit agreements.

Events of Default and Acceleration of Maturity of Notes

Any one of the following events may constitute an “event of default” for that series under the indenture or other governing document relating to the notes. The Prospectus Supplement will describe the actual “events of default” for any notes issued. The events noted below are for illustrative purposes only:

•	default in the payment of any interest upon a series of notes when it becomes due and payable and the continuance of such default for 30 days;

•	default in the payment of the principal of, or premium on, a series of notes at its stated maturity;

•

default in the performance, or breach, of any covenant or warranty of ours in the indenture or other governing document, and continuance of such default or breach for a period of 90 days after written notice has been given to us by the trustee;

•	certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;

•	if, on the last business day of each of twenty-four consecutive calendar months, the notes have a 1940 Act asset coverage of less than 100%; or

•	any other “event of default” provided with respect to a series, including a default in the payment of any redemption price payable on the redemption date.

Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding notes or the trustee will be able to declare the principal amount of that series of notes immediately due and payable upon written notice to us. A default that relates only to one series of notes does not affect any other series and the holders of such other series of notes will not be entitled to receive notice of such a default under the Indenture. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity will occur automatically with respect to all series. At any time after a declaration of acceleration with respect to a series of notes has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding notes of that series, by written notice to us and the trustee, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of notes, other than the non-payment of the principal of that series of notes which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.

Liquidation Rights. In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of the Fund, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Fund, then (after any payments with respect to any secured creditor of the Fund outstanding at such time) the holders of notes shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all notes (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of the notes, before the holders of any of our common or preferred shares are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares. The holders of notes shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of ours being subordinated to the payment of the notes, which may be payable or deliverable in respect of the notes in any such case, proceeding, dissolution, liquidation or other winding up event.

Unsecured creditors of ours may include, without limitation, service providers including our Investment Adviser, custodian, administrator, auction agent, broker-dealers and the trustee, pursuant to the terms of various contracts with the Fund. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

A consolidation, reorganization or merger of the Fund with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights. The notes generally will have no voting rights, except as mentioned below and to the extent required by law or as otherwise provided in the indenture or other governing document relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with the notes or other borrowings (if any), note holders may be granted voting rights in the event of default in the payment of interest on or repayment of principal. In the event the Fund fails to maintain 100% asset coverage of any notes outstanding for a period of time (generally 12 consecutive calendar months), the holders of the notes will have the right to elect a majority of the Fund’s trustees.

Market. Our notes are not likely to be listed on an exchange or automated quotation system. The details on how to buy and sell such notes, along with the other terms of the notes, will be described in a Prospectus Supplement. We cannot assure you that any market will exist for our notes or if a market does exist, whether it will provide holders with adequate liquidity.

Book-Entry, Delivery and Form. Unless otherwise stated in the related Prospectus Supplement, the notes will be issued in book-entry form and will be represented by one or more notes in registered global form. The global notes will be deposited with the trustee as custodian for DTC and registered in the name of Cede & Co., as nominee of DTC. DTC will maintain the notes in designated denominations through its book-entry facilities.

Under the terms of the Indenture, we and the trustee may treat the persons in whose names any notes, including the global notes, are registered as the owners thereof for the purpose of receiving payments and for any and all other purposes whatsoever. Therefore, so long as DTC or its nominee is the registered owner of the global notes, DTC or such nominee will be considered the sole holder of outstanding notes under the indenture or other governing document. We or the trustee may give effect to any written certification, proxy or other authorization furnished by DTC or its nominee.

A global note may not be transferred except as a whole by DTC, its successors or their respective nominees. Interests of beneficial owners in the global note may be transferred or exchanged for definitive securities in accordance with the rules and procedures of DTC. In addition, a global note may be exchangeable for notes in definitive form if:

•	DTC notifies us that it is unwilling or unable to continue as a depository and we do not appoint a successor within 60 days;

•	we, at our option, notify the trustee in writing that we elect to cause the issuance of notes in definitive form under the Indenture; or

•	an event of default has occurred and is continuing.

In each instance, upon surrender by DTC or its nominee of the global note, notes in definitive form will be issued to each person that DTC or its nominee identifies as being the beneficial owner of the related notes.

Under the indenture or other governing document, the holder of any global note may grant proxies and otherwise authorize any person, including its participants and persons who may hold interests through DTC participants, to take any action which a holder is entitled to take under the indenture or other governing document.

Trustee, Transfer Agent, Registrar, Paying Agent and Redemption Agent. Information regarding the trustee under the indenture or other governing document, which may also act as transfer agent, registrar, paying agent and redemption agent with respect to our notes, will be set forth in the Prospectus Supplement.

ANTI-TAKEOVER PROVISIONS OF THE FUND’S GOVERNING DOCUMENTS

The Fund presently has provisions in its Governing Documents which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund’s freedom to engage in certain transactions, or (iii) the ability of the Fund’s trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund’s management. These provisions of the Governing Documents of the Fund may be regarded as “anti-takeover” provisions. The Board is divided into three classes, each having a term of no more than three years (except, to ensure that the term of a class of the Fund’s trustees expires each year, one class of the Fund’s trustees will serve an initial one-year term and three-year terms thereafter and another class of its trustees will serve an initial two-year term and three-year terms thereafter). Each year the term of one class of trustees will expire. Accordingly, only those trustees in one class may be changed in any one year, and it would require a minimum of two years to change a majority of the Board. Such system of electing trustees may have the effect of maintaining the continuity of management and, thus, make it more difficult for the shareholders of the Fund to change the majority of trustees. See “Trustees and Officers.” A trustee of the Fund may be removed with cause by a majority of the remaining Trustees and, without cause, by two-thirds of the remaining Trustees or by no less than two-thirds of the aggregate number of votes entitled to be cast for the election of such Trustee. Special voting requirements of 75% of the outstanding voting shares (in addition to any required class votes) apply to certain mergers or a sale of all or substantially all of the Fund’s assets, dissolution, conversion of the Fund into an open-end fund or interval fund and amendments to several provisions of the Declaration of Trust, including the foregoing provisions. In addition, 80% of the holders of the outstanding voting securities of the Fund voting as a class is generally required in order to authorize any of the following transactions:

•	the merger or consolidation of the Fund with or into any other entity;

•

the issuance of any securities of the Fund to any person or entity for cash, other than pursuant to the Dividend and Reinvestment Plan or any offering if such person or entity acquires no greater percentage of the securities offered than the percentage beneficially owned by such person or entity immediately prior to such offering or, in the case of a class or series not then beneficially owned by such person or entity, the percentage of common shares beneficially owned by such person or entity immediately prior to such offering;

•	the sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $1,000,000);

•

the sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000); and

•

the purchase of the Fund’s common shares by the Fund from any other person or entity if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund.

However, such vote would not be required when, under certain conditions, the Board approves the transaction. Reference is made to the Governing Documents of the Fund, on file with the SEC, for the full text of these provisions.

In addition, shareholders have no authority to adopt, amend or repeal By-Laws. The Board of Trustees has authority to adopt, amend and repeal By-Laws consistent with the Declaration of Trust (including to require approval by the holders of a majority of the outstanding shares for the election of Trustees).

The provisions of the Governing Documents described above could have the effect of depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder.

CLOSED-END FUND STRUCTURE

The Fund is a non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other shares at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the Fund, the mutual fund will redeem or buy back the shares at NAV. Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the Fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective, to have greater flexibility to make certain types of investments and to use certain investment strategies such as financial leverage and investments in illiquid securities.

Shares of closed-end funds often trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce a discount. We cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to NAV per share. The Board might also consider converting the Fund to an open-end mutual fund, which would also require a supermajority vote of the shareholders of the Fund and a separate vote of any outstanding preferred shares. We cannot assure you that the Fund’s common shares will not trade at a discount.

REPURCHASE OF COMMON SHARES

The Fund is a non-diversified, closed-end, management investment company and as such its shareholders do not, and will not, have the right to redeem their shares. The Fund, however, may repurchase its common shares from time to time as and when it deems such a repurchase advisable. Such repurchases will be made when the Fund’s common shares are trading at a discount of 10% (or such other percentage as the Board may determine from time to time) or more from NAV. Pursuant to the 1940 Act, the Fund may repurchase its common shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or as otherwise permitted in accordance with Rule 23c-1 under the 1940 Act. Under that Rule, certain conditions must be met regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis that does not discriminate unfairly against the other shareholders through their interest in the Fund.

When the Fund repurchases its common shares for a price below NAV, the NAV of the common shares that remains outstanding will be enhanced, but this does not necessarily mean that the market price of the outstanding common shares will be affected, either positively or negatively.

RIGHTS OFFERINGS

The Fund may in the future, and at its discretion, choose to make offerings of subscription rights to purchase its common shares or preferred shares to its common shareholders or its preferred shareholders. A future rights offering may be transferable or non-transferable. Any such future rights offering will be made in accordance with the 1940 Act. Under the laws of Delaware, the Board is authorized to approve rights offerings without obtaining shareholder approval. The staff of the SEC has interpreted the 1940 Act as not requiring shareholder approval of a transferable rights offering to purchase common shares at a price below the then current net asset value so long as certain conditions are met, including: (i) a good faith determination by a fund’s Board that such offering would result in a net benefit to existing shareholders; (ii) the offering fully protects shareholders’ preemptive rights and does not discriminate among shareholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by shareholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held.

NET ASSET VALUE

The net asset value of the Fund’s shares is computed based on the market value of the securities it holds and determined daily as of the close of the regular trading day on the NYSE. For purposes of determining the Fund’s net asset value per share, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Investment Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund obtains valuations on the basis of prices provided by one or more pricing services approved by the Board. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Board. In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Fund determines its net asset value would, if such developments had been reflected in such principal markets, likely have had more than a minimal effect on the Fund’s net asset value per share, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its net asset value.

NYSE Closings. The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot purchase or sell shares, currently are: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

LIMITATION ON TRUSTEES’ AND OFFICERS’ LIABILITY

The Governing Documents provide that the Fund will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the Governing Documents protects or indemnifies a Trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

TAXATION

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. This discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning a large position in the Fund), and the discussions set forth herein do not constitute tax advice.

The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

Taxation of the Fund

The Fund has elected to be treated and has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, meet the following requirements regarding the source of its income and the diversification of its assets:

(i)	The Fund must derive in each taxable year at least 90% of its gross income from the following sources, which are referred to herein as “Qualifying Income”: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of shares, securities or foreign currencies, and other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) interests in publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”).

(ii)

The Fund must diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more

Qualified Publicly Traded Partnerships.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders, provided that it distributes each taxable year at least the sum of (i) 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income at least annually. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

The Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October and its late-year ordinary loss (defined as the excess of post-October foreign currency and PFIC losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders.

Taxation of Shareholders

Distributions paid to you by the Fund from its net realized long-term capital gains, if any, that the Fund reports as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income.

Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2012. If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the Federal rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your shares. There can be no assurance as to what portion of the Fund’s ordinary income dividends will constitute qualified dividend income.

Any distributions you receive that are in excess of the Fund’s current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your shares, and thereafter as capital gain from the sale of shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your shares.

Dividends and other taxable distributions are taxable to you even if they are reinvested in additional common shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

Beginning in 2013, a 3.8 percent Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

The sale or other disposition of shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if you have held such shares for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such shares. Any loss you realize on a sale or exchange of shares will be disallowed if you acquire other shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, your tax basis in the shares acquired will be adjusted to reflect the disallowed loss.

The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2014, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to enter into agreements with the IRS that state that they will provide the IRS information including the name, address and taxpayer identification number of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

Conclusion

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

The Bank of New York Mellon Corporation, located at 135 Santilli Highway, Everett, Massachusetts 02149, serves as the custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian receives a monthly fee based upon the average weekly value of the total assets of the Fund, plus certain charges for securities transactions.

Computershare, located at 250 Royall Street, Canton, Massachusetts 02021, serves as the Fund’s dividend disbursing agent, as agent under the Plan and as transfer agent and registrar with respect to the common shares of the Fund.

Computershare also serves as the Fund’s transfer agent, registrar, dividend paying agent and redemption agent with respect to the Series A Preferred.

The Bank of New York, located at 100 Church Street, New York, New York 10286, also serves as the Fund’s auction agent, transfer agent, registrar, dividend paying agent and redemption agent with respect to the Series B Preferred.

PLAN OF DISTRIBUTION

We may sell securities through underwriters or dealers, directly to one or more purchasers, including existing holders of our common shares or preferred shares in a rights offering, through agents, to or through underwriters or dealers, or through a combination of any such methods of sale. The applicable prospectus supplement will identify any underwriter or agent involved in the offer and sale of our securities, any sales loads, discounts, commissions, fees or other compensation paid to any underwriter, dealer or agent, the offering price, net proceeds and use of proceeds and the terms of any sale. In the case of a rights offering to existing holders of our common shares or preferred shares, the applicable Prospectus Supplement will set forth the number of rights required to purchase a single common share or a single preferred share and the other terms of such rights offering.

The distribution of our shares may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share in the case of common shares, must equal or exceed the NAV per share, exclusive of any underwriting commissions or discounts, of our common shares.

We may sell our shares directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the Securities Act of 1933 (the “Securities Act”) for any resales of the securities. In this case, no underwriters or agents would be involved. We may use electronic media, including the Internet, to sell offered securities directly.

In connection with the sale of our shares, underwriters or agents may receive compensation from us in the form of discounts, concessions or commissions. Underwriters may sell our shares to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our shares may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our shares may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable Prospectus Supplement. The maximum commission or discount to be received by any FINRA member or independent broker-dealer will not exceed eight percent. We will not pay any compensation to any underwriter or agent in the form of warrants, options, consulting or structuring fees or similar arrangements.

If a Prospectus Supplement so indicates, we may grant the underwriters an option to purchase additional shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any over-allotments.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our shares may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with us, or perform services for us, in the ordinary course of business.

If so indicated in the applicable Prospectus Supplement, we will ourselves, or will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our shares from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contacts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligation of any purchaser under any such contract will be subject to the condition that the purchase of the shares shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as brokers or dealers and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for Internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

In order to comply with the securities laws of certain states, if applicable, our shares offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

Certain legal matters will be passed on by Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, counsel to the Fund, in connection with the offering of the Fund’s shares. Counsel for the Fund will rely, as to certain matters of Delaware law, on Richards, Layton & Finger, P.A., One Rodney Square, 920 North King Street, Wilmington, Delaware 19801.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PwC serves as the Independent Registered Public Accounting Firm of the Fund and audits the financial statements of the Fund. PwC is located at 300 Madison Avenue, New York, New York 10017.

ADDITIONAL INFORMATION

The Fund is subject to the informational requirements of the Securities Act of 1934, as amended (the “1934 Act”), and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of the 1934 Act and the 1940 Act can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, D.C. 20549. The SEC maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.

The Fund’s common shares and Series A Preferred are listed on the NYSE. Reports, proxy statements and other information concerning the Fund and filed with the SEC by the Fund will be available for inspection at the NYSE, 11 Wall Street, New York, New York, 10005.

This Prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s web site (http://www.sec.gov).

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund, the Investment Adviser, and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

An SAI dated as of October 18, 2012, has been filed with the SEC and is incorporated by reference in this Prospectus. An SAI may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or by calling the Fund toll-free at (800) GABELLI (422-3554). The Table of Contents of the SAI is as follows:

No dealer, salesperson or other person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Investment Adviser or the underwriters. Neither the delivery of this Prospectus nor any sale made hereunder will, under any circumstances, create any implication that there has been no change in the affairs of the Fund since the date hereof or that the information contained herein is correct as of any time subsequent to its date. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the securities to which it relates. This Prospectus does not constitute an offer to sell or the solicitation of an offer to buy such securities in any circumstance in which such an offer or solicitation is unlawful.

$100,000,000

Common Shares of Beneficial Interest

Preferred Shares of Beneficial Interest

Subscription Rights to Purchase Common Shares of Beneficial Interest

Subscription Rights to Purchase Preferred Shares of Beneficial Interest

Notes

PROSPECTUS

October 18, 2012

The Gabelli Utility Trust

32,120,972 Rights

Subscription Rights to Acquire

Common Shares

Issuable Upon Exercise of Rights to

Subscribe to Such Common Shares

PROSPECTUS SUPPLEMENT

November 9, 2012

October 18, 2012

THE GABELLI UTILITY TRUST

STATEMENT OF ADDITIONAL INFORMATION

The Gabelli Utility Trust (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is long-term growth of capital and income. The Fund will invest at least 80% of its assets, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services, or equipment for (i) the generation or distribution of electricity, gas, and water and (ii) telecommunications services or infrastructure operations (collectively, the “Utility Industry”). The Fund commenced investment operations on July 9, 1999. Gabelli Funds, LLC (the “Investment Adviser”) serves as investment adviser to the Fund. No assurance can be given that the Fund’s investment objective will be achieved.

This Statement of Additional Information (the “SAI”) does not constitute a prospectus, but should be read in conjunction with the Fund’s Prospectus relating thereto dated October 18, 2012, and as it may be supplemented. This SAI does not include all information that a prospective investor should consider before investing in the Fund’s shares, and investors should obtain and read the Fund’s prospectus prior to purchasing such shares. A copy of the Fund’s Registration Statement, including the prospectus and any supplement, may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC’s office or via its website (http://www.sec.gov) at no charge.

THE FUND

The Fund was organized under the laws of the State of Delaware on February 25, 1999 and is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund’s investment operations commenced on July 9, 1999. The common shares of the Fund are listed and traded on the New York Stock Exchange (the “NYSE”) under the symbol “GUT.” The Fund’s 5.625% Series A Cumulative Preferred Shares (the “Series A Preferred”) are listed and traded on the NYSE under the symbol “GUT PrA.”

INVESTMENT OBJECTIVES AND POLICIES

Investment Objective

The Fund’s primary investment objective is long-term growth of capital and income. The Fund will invest at least 80% of its assets, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services, or equipment for (i) the generation or distribution of electricity, gas, and water and (ii) telecommunications services or infrastructure operations (collectively, the “Utility Industry”). See “Investment Objective and Policies” in the Prospectus.

Investment Practices

Securities Subject to Reorganization. The Fund may invest without limit in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Investment Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternative investments.

Temporary Investments. Although under normal market conditions at least 80% of the Fund’s total assets will consist of common stock and other securities of foreign and domestic companies involved in the Utility Industry, when a temporary defensive posture is believed by the Investment Adviser to be warranted (“temporary defensive periods”), the Fund may without limitation hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the United States government, its agencies or instrumentalities (“U.S. Government Securities”); commercial paper rated A-1 or higher by Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“S&P”) or Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”); and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies in some cases by the Fund are subject to certain fundamental investment restrictions and applicable law. See “Investment Restrictions.” As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser, with respect to assets so invested.

Non-Investment Grade Securities. The Fund may invest up to 25% of its total assets in fixed income securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are not rated or that are rated lower than “BBB” by S&P or lower than “Baa” by Moody’s are referred to in the financial press as “junk bonds.”

Generally, such non-investment grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality securities. In addition, such securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such non-investment grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer’s management and regulatory matters.

In addition, the market value of securities in non-investment grade securities is more volatile than that of higher quality securities, and the markets in which such non-investment grade or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value (“NAV”). Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value in response to changes in the economy or the financial markets.

Non-investment grade securities also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of nonconvertible bonds and preferred stocks moves inversely with movements in interest rates, in the event of rising interest rates, the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay regular income streams.

The Fund may invest up to 10% of its total assets in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection under a plan pursuant to which the securities received by the Fund in exchange for its defaulted securities will have a value in excess of the Fund’s investment. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate.

In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing, and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates, and the outlook for specific industries.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies may change their ratings of a particular issue to reflect subsequent events. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

The market for non-investment grade and comparable unrated securities has experienced several periods of significantly adverse price and liquidity, particularly at or around times of economic recessions. Past market recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities may react in a similar fashion in the future.

Options. The Fund may, subject to guidelines of the Board of Trustees of the Fund (the “Board”), purchase or sell (i.e., write) options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the United States over-the-counter (“OTC”) markets as a means of achieving additional return or of hedging the value of the Fund’s portfolio.

A call option is a contract that gives the holder of the option the right to buy from the writer (seller) of the call option, in return for a premium paid, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

A put option is the reverse of a call option, giving the holder the right, in return for a premium, to sell the underlying security or currency to the writer, at a specified price, and obligating the writer to purchase the underlying security or currency from the holder at that price. The writer of the put, who receives the premium, has the obligation to buy the underlying security or currency upon exercise, at the exercise price during the option period.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.

A call option is “covered” if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration upon conversion or exchange of another instrument held in its portfolio (or for additional cash consideration held in a segregated account by its custodian). A call option is also covered if the Fund holds a call on the same instrument as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, direct obligations of the United States or by its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption or other high-grade short-term obligations in a segregated account with its custodian. A put option is “covered” if the Fund maintains cash or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or until the Fund delivers the underlying security upon exercise or otherwise covers the position.

In addition to options on securities, the Fund may also purchase and sell call and put options on securities indices. A stock index reflects in a single number the market value of many different stocks.

Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in the stock index options prior to expiration by entering into a closing transaction on an exchange, or it may let the option expire unexercised.

Use of options on securities indices entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless the Investment Adviser is satisfied with the development, depth and liquidity of the market and the Investment Adviser believes the options can be closed out.

Price movements in the portfolio of the Fund may not correlate precisely with the movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge and will depend, in part, on the ability of the Investment Adviser to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indices require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations.

The Fund may also buy or sell put and call options on foreign currencies. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Over-the-counter options are considered illiquid securities.

Although the Investment Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund’s writing of put and call options, there can be no assurance that the Fund will succeed in any option writing program it undertakes.

Futures Contracts and Options on Futures. The Fund will not enter into futures contracts or options on futures contracts unless (i) the aggregate initial margins and premiums do not exceed 5% of the fair market value of its assets and (ii) the aggregate market value of its outstanding futures contracts and the market value of the currencies and futures contracts subject to outstanding options written by the Fund do not exceed 50% of the market value of its total assets. It is anticipated that these investments, if any, will be made by the Fund solely for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. government securities.

A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the assets underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the assets underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the assets underlying the futures contracts. No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or security underlying the futures contracts fluctuates. At any time prior to the expiration of a futures contract, the Fund may close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures positions by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the 1940 Act, an amount of cash, obligations of the U.S. government and its agencies and instrumentalities or other liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, thereby ensuring that the use of the contract is unleveraged. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contract or call option or the market price at which the short positions were established.

Swap Agreements. The Fund may enter into swap agreements. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors, including securities, futures, interest rates, currencies, indices and other instruments. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

The Fund may enter into swap agreements that would calculate the obligations of the parties to the agreements on a “net” basis. Consequently, the Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets in accordance with SEC staff positions on the subject.

Forms of swap agreements also include cap, floor and collar agreements. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund’s exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due.

The Fund’s use of swap agreements may not be successful in furthering its investment objective, as the Investment Adviser may not accurately predict whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Forward Currency Exchange Contracts. The Fund may engage in currency transactions other than on futures exchanges to protect against future changes in the level of future currency exchange rates. The Fund will conduct such currency exchange transactions either on a “spot” (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into forward contracts to purchase or sell currency. A forward contract on foreign currency involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. Dealing in forward currency exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest receivable and Fund expenses. Position hedging is the forward sale of currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a high degree of positive correlation to the value of that currency.

The Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or currently convertible into, such currency. If the Fund enters into a position hedging transaction, the Fund’s custodian or subcustodian will place cash or other liquid securities in a segregated account of the Fund in an amount equal to the value of the Fund’s total assets committed to the consummation of the given forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund’s commitment with respect to the forward contract.

At or before the maturity of a forward sale contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligations to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to purchase is less than the price of the currency it has agreed to sell. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Closing out forward purchase contracts involves similar offsetting transactions.

The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result if the value of the currency increases.

If a decline in any currency is generally anticipated by the Investment Adviser, the Fund may not be able to contract to sell the currency at a price above the level to which the currency is anticipated to decline.

Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of, or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities the values of which historically have a high degree of positive correlation to the values of the Fund’s portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund’s portfolio securities. If interest rates increase, the value of the Fund’s portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate, thereby keeping the NAV of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and concurrently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain, in a segregated asset account with the Fund’s custodian, assets sufficient to cover the Fund’s obligations with respect to such futures contracts, which will consist of cash or other liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that it intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund’s losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

Currency Futures and Options Thereon. Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to “lock in” the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to lock in the price in U.S. dollars of the securities it intends to acquire.

The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Investment Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce, rather than enhance, the Fund’s profits on its underlying securities transactions.

Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that it intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

Limitations on the Purchase and Sale of Futures Contracts and Options on Futures Contracts. The Investment Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration under the Commodity Exchange Act. Accordingly, the Fund’s investments in derivative instruments described in the Prospectus and this SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission. Nevertheless, the Fund’s investment restrictions place certain limitations and prohibitions on the Fund’s ability to purchase or sell commodities or commodity contracts. See “Investment Restrictions.” Under these restrictions, the Fund may not enter into futures contracts or options on futures contracts unless (i) the aggregate initial margins and premiums do not exceed 5% of the fair market value of the Fund’s total assets and (ii) the aggregate market value of the Fund’s outstanding futures contracts and the market value of the currencies and futures contracts subject to outstanding options written by the Fund, as the case may be, do not exceed 50% of the market value of the Fund’s total assets. In addition, investment in futures contracts and related options generally will be limited by the rating agency guidelines applicable to any of the Fund’s preferred shares.

Asset Segregation Risk. The Fund will comply with guidelines established by the SEC with respect to coverage of derivative instruments. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Assets segregated by the Fund for these purposes are identified on the books of its custodian or a designated sub-custodian, but are not physically separate from other assets of the Fund.

Special Risk Considerations Relating to Futures and Options Thereon. The ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time.

In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Investment Adviser’s expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

Additional Risks of Foreign Options, Futures Contracts, Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume.

Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

Risks of Currency Transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments. These forms of governmental action can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Repurchase Agreements. The Fund may engage in repurchase agreements as set forth in the Prospectus. A repurchase agreement is an instrument under which the purchaser, i.e., the Fund, acquires a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities are ordinarily U.S. Treasury or other government obligations or high quality money market instruments. The Fund will require that the value of such underlying securities, together with any other collateral held by the Fund, always equals or exceeds the amount of the repurchase obligations of the counter party. The Fund’s risk is primarily that, if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller’s obligation are less than the repurchase price. If the seller becomes insolvent, the Fund might be delayed in or prevented from selling the collateral. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will experience a loss.

If the financial institution which is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would suffer a loss.

Loans of Portfolio Securities. Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 20% of the value of the Fund’s total assets. The Fund’s ability to lend portfolio securities will be limited by the rating agency guidelines applicable to any of the Fund’s outstanding preferred shares.

A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund’s management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. The Board will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counter party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would suffer a loss. When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The market value of the securities sold short of any one issuer will not exceed either 5% of the Fund’s total assets or 5% of such issuer’s voting securities.

The Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Fund’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security. The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique. Short sales “against the box” may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other highly liquid debt securities. The Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

To secure its obligations to deliver the securities sold short, the Fund will deposit in escrow in a separate account with its custodian, State Street Bank and Trust Company (“State Street”), an amount at least equal to the securities sold short or securities convertible into, or exchangeable for, the securities. The Fund may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Repurchase Agreements. The Fund may engage in repurchase agreement transactions involving money market instruments with banks, registered broker-dealers and government securities dealers approved by the Adviser. The Fund will not enter into repurchase agreements with the Investment Adviser or any of its affiliates. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time, thereby determining the yield during its holding period. Thus, repurchase agreements may be seen to be loans by the Fund collateralized by the underlying debt obligation. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the holding period. The value of the underlying securities will at all times be at least equal to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Investment Adviser, acting under the supervision of the Board, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

INVESTMENT RESTRICTIONS

The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund along with the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding preferred shares, voting together as a single class. For purposes of the preferred share voting rights described in the foregoing sentence, except as otherwise required under the 1940 Act, the majority of the outstanding preferred shares means, in accordance with Section 2(a)(42) of the 1940 Act, the vote of (i) 67% or more of the preferred shares present at the shareholders meeting called for such vote, if the holders of more than 50% of the outstanding preferred shares are present or represented by proxy or (ii) more than 50% of the outstanding preferred shares, whichever is less. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. The Fund may not:

(1)	invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry other than the Utility Industry. This restriction does not apply to investments in U.S. government securities.

(2)	purchase or sell commodities or commodity contracts except that the Fund may purchase or sell futures contracts and related options thereon if immediately thereafter (i) no more than 5% of its total assets are invested in margins and premiums and (ii) the aggregate market value of its outstanding futures contracts and market value of the currencies and futures contracts subject to outstanding options written by the Fund do not exceed 50% of the market value of its total assets. The Fund may not purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

(3)	make loans of money, except by the purchase of a portion of private or publicly distributed debt obligations or the entering into of repurchase agreements. The Fund reserves the authority to make loans of its portfolio securities to financial intermediaries in an aggregate amount not exceeding 20% of its total assets. Any such loans will only be made upon approval of, and subject to any conditions imposed by, the Board. Because these loans are required to be fully collateralized at all times, the risk of loss in the event of default of the borrower should be slight.

(4)	borrow money except to the extent permitted by applicable law. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings of up to 5% of the value of its total assets.

(5)	issue senior securities, except to the extent permitted by applicable law.

(6)	underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act 1933, (the “1933 Act”) in selling portfolio securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its shareholders.

With respect to (1) above, the Fund invests 25% or more of its total assets in the securities of issuers in the Utility Industry.

MANAGEMENT OF THE FUND

Trustees and Officers

Overall responsibility for management and supervision of the Fund rests with its Board. The Board approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, the Custodian and the Fund’s transfer agent. The day-to-day operations of the Fund are delegated to the Investment Adviser.

Set forth in the table below are the existing Trustees, including those Trustees who are not considered to be “interested persons,” as defined in the 1940 Act (the “Independent Trustees”), and officers of the Fund, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations, and, in the case of the Trustees, their other directorships during the past five years, (excluding other funds managed by the Investment Adviser), if any.

Name, Position(s) Address(1) and Age	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee
INTERESTED TRUSTEES(4):

Mario J. Gabelli Trustee and Chief Investment Officer Age: 70	Since 1999*	Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of RLJ Acquisition, Inc. (blank check company)	27

John D. Gabelli Trustee Age: 68	Since 1999***	Senior Vice President of Gabelli & Company, Inc.		10

INDEPENDENT TRUSTEES(5):

Anthony J. Colavita(6) Trustee Age: 76	Since 1999**	President of the law firm of Anthony J. Colavita, P.C.	none	35

James P. Conn(6) Trustee Age: 74	Since 1999***	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (insurance holding company) (1992-1998)	Director of First Republic Bank (banking) through January 2008; Director of La Quinta Corp. (hotels) through January 2006	19

Vincent D. Enright Trustee Age: 68	Since 1999*	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics); and until September 2006, Director of Aphton Corporation (pharmaceuticals)	17

Frank J. Fahrenkopf, Jr. Trustee Age: 73	Since 1999**	President and Chief Executive Officer of the American Gaming Association; Co- Chairman of the Commission on Presidential Debates; Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking)	7

Robert J. Morrissey Trustee Age: 73	Since 1999**	Partner in the law firm of Morrissey, Hawkins & Lynch	—	6

Kuni Nakamura Trustee Age: 43	Since 2012*	President of Advanced Polymer, Inc. (chemical wholesale company)	—	13

Anthony R. Pustorino Trustee Age: 87	Since 1999***	Certified Public Accountant; Professor Emeritus, Pace University	Director of LGL Group, Inc. (diversified manufacturing) (2002-2010)	13

Salvatore J. Zizza Trustee Age: 66	Since 1999**	Chairman of Zizza & Associates Corp. (financial consulting) since 1978; Chairman of Metropolitan Paper Recycling, Inc. (recycling) since 2006; Chairman of BAM Inc. (manufacturing) since 2000; Chairman of E- Corp English (business services) since 2009	Non-Executive Chairman and Director of Harbor BioSciences, Inc. (biotechnology); Vice Chairman and Director of Trans- Lux Corporation (business services); Chairman and Chief Executive Officer of General Employment Enterprises, Inc. (staffing); Director of Bion Environmental Technologies (technology) 2005-2008; Director of Earl Schieb Inc. (automotive painting) through April 2009	29

Officers(8) Name, Position(s), Address(1) and Age	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past Five Years
Bruce N. Alpert President; Acting Chief Compliance Officer Age: 60	Since 2003; Since November 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex. Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Agnes Mullady Treasurer and Secretary Age: 54	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/ GAMCO Funds Complex

David I. Schachter Vice President and Ombudsman Age: 59	Since 1999	Vice President and Ombudsman of the Fund since 1999; Vice President and/or Ombudsman of other closed-end funds within the Gabelli/GAMCO Funds Complex; Vice President of Gabelli & Company, Inc. since 1999

(1)	Address: One Corporate Center, Rye, New York 10580-1422.
(2)	The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term.
(3)	The “Fund Complex” or the “Gabelli/GAMCO Funds Complex” includes all the registered funds that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.
(4)	“Interested person” of the Fund, as defined in the 1940 Act. Messrs. Mario Gabelli and John Gabelli are each considered to be an “interested person” of the Fund, because of their affiliation with the Fund’s Adviser and Gabelli & Company, Inc., which executes portfolio transactions for the Fund (and in the case of Mario Gabelli, as a controlling shareholder because of the level of his ownership of Common Shares of the Fund). Messrs. Mario Gabelli and John Gabelli are brothers.
(5)	Trustees who are not considered to be “interested persons” of the Fund, as defined in the 1940 Act are considered to be “Independent” Trustees. None of the Independent Trustees (with the possible exception of Messrs. Colavita, Nakamura and Pustorino, as described in footnote 7 below) nor their family members had any interest in the Adviser or any person directly or indirectly controlling, controlled by, or under common control with the Adviser as of December 31, 2011.
(6)	As a Trustee, elected solely by holders of the Fund’s Preferred Shares.
(7)	Each of Messrs. Colavita, Nakamura and Pustorino beneficially own less than 1% of the stock of the LGL Group, Inc., having values of $9,778, $12,725 and $63,712, respectively, as of December 31, 2011. LGL Group, Inc. may be deemed to be controlled by Mario J. Gabelli and in that event would be deemed to be under common control with the Fund’s Investment Adviser.
(8)	Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is duly elected and qualifies.
*	Term continues until the Fund’s 2013 Annual Meeting of Shareholders and until his successor is duly elected and qualified.
**	Term continues until the Fund’s 2014 Annual Meeting of Shareholders and until his successor is duly elected and qualified.
***	Term continues until the Fund’s 2015 Annual Meeting of Shareholders and until his successor is duly elected and qualified.

The Board believes that each Trustee’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes or skills common to all Trustees are their ability to review critically and to evaluate, question, and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, the sub-administrator, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his/her duties effectively has been attained in large part through the Trustee’s business, consulting or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Gabelli/GAMCO Funds Complex, public companies, or non-profit entities or other organizations as set forth above and below. Each Trustee’s ability to perform his/her duties effectively also has been enhanced by education, professional training, and experience.

Mario J. Gabelli. Mr. Gabelli is Chairman of the Board of Trustees and Chief Investment Officer of the Fund. He also currently serves as Chairman of the boards of other funds in the Fund Complex. Mr. Gabelli is Chairman and, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. (“GAMCO”), a NYSE listed investment advisory firm. He is also the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc., each of which are asset management subsidiaries of GAMCO. In addition, Mr. Gabelli is Chief Executive Officer and a director and the controlling shareholder of GGCP, Inc., an investment holding company that holds a majority interest in GAMCO. Mr. Gabelli also sits on the boards of other publicly traded companies and private firms and various charitable foundations and educational institutions, including the Board of Trustees of Boston College and Roger Williams University and the Board of Overseers of Columbia University Graduate School of Business. Mr. Gabelli received his Bachelors degree from Fordham University and his Masters of Business Administration from Columbia Graduate University School of Business.

John D. Gabelli. Mr. Gabelli is a Senior Vice President of Gabelli & Company, Inc., an institutional research and brokerage firm, and President of John Gabelli Inc., a general partner of two investment partnerships and has over thirty-five years of experience in the asset management industry. He also sits on the boards of various charitable foundations, including the Mount Vernon Police Foundation. Mr. Gabelli serves on the boards of other funds in the Fund Complex.

Anthony J. Colavita, Esq. Mr. Colavita is a practicing attorney with over fifty years of experience, including the field of business law. He is a member of the Fund’s Nominating, Audit, and ad hoc Proxy Voting Committees. Mr. Colavita also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Colavita also serves as a Trustee of a charitable remainder unitrust. He served as a Commissioner of the New York State Thruway Authority and as a Commissioner of the New York State Bridge Authority. He served for ten years as the elected Supervisor of the Town of Eastchester, New York, responsible for ten annual municipal budgets of approximately eight million dollars annually. Mr. Colavita also served as Special Counsel to the New York State Assembly for five years and as a Senior Attorney with the New York State Insurance Department. He is the former Chairman of the Westchester County Republican Party and the New York State Republican Party. Mr. Colavita received his Bachelor of Arts from Fairfield University and his Juris Doctor from Fordham University School of Law.

James P. Conn. Mr. Conn is the lead independent Trustee of the Fund, a member of the Fund’s ad hoc Proxy Voting Committee, and also serves on comparable or other board committees for other funds in the Fund Complex on whose boards he sits. He was a senior business executive of an insurance holding company for much of his career, including service as Chief Investment Officer. Mr. Conn has been a director of several public companies in banking and other industries, and was lead Director and/or Chair of various committees. He received his Bachelor of Science in Business Administration from Santa Clara University.

Vincent D. Enright. Mr. Enright was a senior executive and Chief Financial Officer (“CFO”) of an energy public utility for four years. In accordance with his experience as a CFO, he is a member of the Fund’s Audit Committee. Mr. Enright is also Chairman of the Fund’s ad hoc Proxy Voting Committee and is a member of both multi-fund ad hoc Compensation Committees (described below under “Trustees-Leadership Structure and Oversight Responsibilities”) and serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Enright is also a Director of a therapeutics and diagnostics company and serves as Chairman of its compensation and audit committees. He is a former Director of a pharmaceutical company. Mr. Enright received his Bachelor of Science from Fordham University and completed the Advanced Management Program at Harvard University.

Frank J. Fahrenkopf, Jr. Mr. Fahrenkopf is the President and Chief Executive Officer of the American Gaming Association (“AGA”), the trade group for the hotel-casino industry. Additionally, he serves on certain board committees with respect to other funds in the Fund Complex on whose boards he sits. He presently is Co-Chairman of the Commission on Presidential Debates, which is responsible for the widely viewed Presidential debates during the quadrennial election cycle. Additionally, he serves as a board member of the International Republican Institute, which he founded in 1984. He served for many years as Chairman of the Pacific Democrat Union and Vice Chairman of the International Democrat Union, a worldwide association of political parties from the United States, Great Britain, France, Germany, Canada, Japan, Australia, and twenty other nations. Prior to becoming the AGA’s first chief executive in 1995, Mr. Fahrenkopf was a partner in the law firm of Hogan & Hartson, where he chaired the International Trade Practice Group and specialized in regulatory, legislative, and corporate matters for multinational, foreign, and domestic clients. He also served as Chairman of the Republican National Committee for six years during Ronald Reagan’s presidency. Mr. Fahrenkopf is the former Chairman of the Finance Committee of the Culinary Institute of America and remains as a board member. Additionally he has over twenty years’ experience as a member of the board of directors of First Republic Bank. Mr. Fahrenkopf received his Bachelor of Arts from the University of Nevada, Reno and his Juris Doctor from UC Berkeley Boalt Hall School of Law.

Robert J. Morrissey. Mr. Morrissey has over forty-seven years of experience as an attorney representing clients in the areas of estate planning, civil litigation, business planning, and real estate, including as current senior partner of a law firm. He is a member of the Fund’s ad hoc Proxy Voting Committee and also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Morrissey serves as Chairman of the Board of Trustees of the Belmont Savings Bank in Massachusetts. He also serves as a Trustee of Boston College and is Chairman of its Investment and Endowment Committee. In addition, Mr. Morrissey is a member of the Harvard Law School Dean’s Advisory Board, is Chairman of the Investment Advisory Board of the New England Jesuit Province, is a member of the Financial Council of the Archdiocese of Boston, and Chairman of its Investment Committee. He is a member of the Investment Advisory Committee of Jesuit Curia, Vatican City, and is a Director of several other private and public funds, trusts, and foundations. Mr. Morrissey is a graduate of Boston College and the Harvard Law School.

Kuni Nakamura. Mr. Nakamura is the President and sole shareholder of a chemical wholesale company. Mr. Nakamura also serves on the boards of other funds in the Fund Complex. Additionally, he is the sole shareholder of a real estate holding company and a member of both a boat holding company and a chemical wholesale company. Mr. Nakamura was previously a Board member of the LGL Group. Mr. Nakamura serves on the Board of Trustees of Mercy College in Dobbs Ferry, NY. Mr. Nakamura has been involved in various organizations for underprivileged children, such as Big Brother-Big Sister, the Fresh Air Fund and Andrus Dyckman Children’s Home. He is also involved in various capacities with The University of Pennsylvania and The Japan Society. Mr. Nakamura is a graduate of the University of Pennsylvania — The Wharton School with a Bachelor’s degree in Economics and Multinational Management.

Anthony R. Pustorino. Mr. Pustorino is a Certified Public Accountant (“CPA”) and a Professor Emeritus at Pace University with fifty years of experience in public accounting. Mr. Pustorino is Chair of the Audit Committee and has been designated the Fund’s Audit Committee Financial Expert. He is also the Chair of the ad hoc Proxy Voting Committee and is a member of both multi-fund ad hoc Compensation Committees. Mr. Pustorino also serves on comparable or other board committees with respect to other boards of funds in the Fund Complex on whose boards he sits. Mr. Pustorino was a Director of the LGL Group, Inc., a diversified manufacturing company. Mr. Pustorino was previously the President and Shareholder of a CPA firm and a Professor of accounting, most recently at Pace University. He served as Chairman of the Board of Directors of the New York State Board for Public Accountancy and of the CPA Examination Review Board of the National Association of State Board of Accountancy. Mr. Pustorino was Vice President and a member of the Executive Committee of the New York State Society of CPAs, and was the chair or member of many of its technical committees. He was a member of the Council of the American Institute of CPAs. Mr. Pustorino is the recipient of numerous professional and teaching awards. He received a Bachelor of Science in Business from Fordham University and a Masters in Business Administration from New York University.

Salvatore J. Zizza. Mr. Zizza is the Chairman of a financial consulting firm. He also serves as Chairman to other companies involved in manufacturing, recycling, and real estate. He has been designated the Fund’s Audit Committee Financial Expert. Mr. Zizza is also the Chairman of the Fund’s Nominating Committee and is a member of both multi-fund ad hoc Compensation Committees. In addition, he serves on comparable or other board committees, including as lead independent director, with respect to other funds in the Fund Complex on whose boards he sits. In addition to serving on the boards of other funds within the Fund Complex, he is currently a director of three other public companies and previously served on the boards of several other public companies. He also served as the Chief Executive of a large NYSE listed construction company. Mr. Zizza received his Bachelor of Arts and his Master of Business Administration in Finance from St. John’s University, which awarded him an Honorary Doctorate in Commercial Sciences.

Trustees — Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. Conn as the lead Independent Trustee. The lead Independent Trustee presides over executive sessions of the Trustees and also serves between meetings of the Board as a liaison with service providers, officers, counsel, and other Trustees on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the lead Independent Trustee any obligations or standards greater than or different from other Trustees. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has an ad hoc Proxy Voting Committee that exercises voting and investment responsibilities on behalf of the Fund in selected situations. From time to time the Board establishes additional committees or informal working groups, such as an ad hoc Pricing Committee related to securities offerings by the Fund to address specific matters, or assigns one of its members to work with trustees or directors of other funds in the Gabelli/GAMCO Fund Complex on special committees or working groups that address complex wide matters, such as the multi-fund ad hoc Compensation Committee relating to compensation of the Chief Compliance Officer for all the funds in the Fund Complex, and a separate multi-fund ad hoc Compensation Committee relating to compensation of certain other officers of the closed-end funds in the Fund Complex.

All of the Fund’s Trustees other than Mr. Mario J. Gabelli and Mr. John D. Gabelli are Independent Trustees, and the Board believes it is able to provide effective oversight of the Fund’s service providers. In addition to providing feedback and direction during Board meetings, the Trustees meet regularly in executive session and chair all committees of the Board.

The Fund’s operations entail a variety of risks, including investment, administration, valuation, and a range of compliance matters. Although the Adviser, the sub-administrator, and the officers of the Fund are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. As part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks being undertaken by the Fund, and the Audit Committee discusses the Fund’s risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes designed to provide visibility to the Board regarding the identification, assessment, and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund’s risk management from time to time and may make changes at its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning, and may make changes at its discretion at any time.

Board Committees

The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund.

The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund’s financial statements and the audit thereof and acting as a liaison between the Board and the Fund’s independent registered public accounting firm.

The Fund has an ad hoc Proxy Voting Committee, which, if so determined by the Board, is authorized to exercise voting power and/or dispositive power over specific securities held in the Fund’s portfolio for such period as the Board may determine.

For the fiscal year ended December 31, 2011, the Board held one (1) Nominating Committee meeting and two (2) Audit Committee meetings. The ad hoc Proxy Voting Committee did not meet during the fiscal year ended December 31, 2011.

The Fund does not have a standing compensation committee, but does have representatives on a multi-fund ad hoc Compensation Committee relating to compensation of the Chief Compliance Officer for the funds and certain officers of the closed-end funds in the Fund Complex.

Name of Trustee	Dollar Range of Equity Securities Held in the Fund*(1)	Aggregate Dollar Range of Equity Securities Held in the Family of Investment Companies *(1)(2)
Interested Trustees
Mario J. Gabelli	E	E
John D. Gabelli	A	E
Independent Trustees
Anthony J. Colavita	D	E
James P. Conn	C	E
Vincent D. Enright	A	E
Frank J. Fahrenkopf, Jr.	A	B
Robert J. Morrissey	A	E
Kuni Nakamura	A	E
Anthony R. Pustorino	C	E
Salvatore J. Zizza	C	E
*	Key to Dollar Ranges
A.	None
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,000
E.	Over $100,000

All shares were valued as of December 31, 2011.

(1)	This information has been furnished by each Trustee as of December 31, 2011. “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “1934 Act”).
(2)	The term “Family of Investment Companies” includes two or more registered funds that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. Currently, the registered funds that comprise the “Fund Complex” are identical to those that comprise the “Family of Investment Companies.”

The Trustees serving on the Fund’s Nominating Committee are Anthony J. Colavita, Vincent D. Enright and Salvatore J. Zizza (Chair). Anthony J. Colavita, Anthony R. Pustorino (Chair) and Salvatore J. Zizza, who are not “interested persons” of the Fund as defined in the 1940 Act, serve on the Fund’s Audit Committee.

Remuneration of Trustees and Officer

The Fund pays each Independent Trustee an annual retainer of $6,000 plus $1,500 for each Board meeting attended. Each Independent Trustee is reimbursed by the Fund for any out-of-pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, and the Nominating Committee Chairman and the lead Independent Trustee each receive an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings on behalf of multiple funds. The aggregate remuneration (excluding out-of-pocket expenses) paid by the Fund to such Trustees during the fiscal year ended December 31, 2011 amounted to $102,364. During the fiscal year ended December 31, 2011, the Trustees of the Fund met five times, four of which were regular quarterly Board meetings and one of which was a special joint meeting of the Board of Trustees of the Fund and the Boards of all of the Funds in the Fund Complex. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he is a member.

The following table shows the compensation that the Trustees earned in their capacity as Trustees during the year ended December 31, 2011. The table also shows, for the year ended December 31, 2011, the compensation Trustees earned in their capacity as Trustees for other funds in the Fund Complex.

COMPENSATION TABLE FOR THE YEAR ENDED DECEMBER 31, 2011

Name of Trustee	Compensation From the Fund	Total Compensation from the Fund and Fund Complex Paid to Trustees*
Interested Trustee
Mario J. Gabelli	$0	$0	(0)
John D. Gabelli	$0	$0	(0)
Independent Trustees
Anthony J. Colavita	$13,063	$366,250	(34)
James P. Conn	$12,821	$207,750	(18)
Vincent D. Enright	$13,125	$191,250	(16)
Frank J. Fahrenkopf, Jr.	$11,125	$100,000	(6)
Robert J. Morrissey	$11,500	$66,250
Kuni Nakamura	$0	$103,500
Anthony R. Pustorino	$15,167	$195,000	(13)
Salvatore J. Zizza	$14,063	$299,250	(28)
Officer
David I. Schachter, Vice President and Ombudsman	$85,000

*	Represents the total compensation paid to such persons during the fiscal year ended December 31, 2011 by investment companies (including the Fund) or portfolios thereof that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The number in parentheses represents the number of such investment companies and portfolios.

Indemnification of Officers and Trustees; Limitations on Liability

Subject to limitations imposed by the 1940 Act, the Governing Documents of the Fund provide that the Fund will indemnify its trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the Governing Documents of the Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

Investment Management

The Investment Adviser is a New York limited liability company which serves as an investment adviser to sixteen open-end and ten closed-end registered management investment companies and a Luxembourg SICAV with combined aggregate net assets in excess of $20.4 billion as of June 30, 2012. The Investment Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a “controlling person” of the Investment Adviser on the basis of his controlling interest in GAMCO Investors, Inc. (“GBL”), the parent company of the Investment Adviser and a New York Corporation whose Class A Common Stock is traded on the NYSE under the symbol “GBL.” The Investment Adviser has several affiliates that provide investment advisory services: GAMCO, a wholly owned subsidiary of GBL, acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, and as sub-adviser to certain third party investment funds, which include registered investment companies, and had assets under management of approximately of $14.4 billion as of June 30, 2012. Teton Advisors, Inc., an affiliate of the Investment Adviser with assets under management of approximately $836 million as of June 30, 2012, acts as investment adviser to The GAMCO Westwood Funds; Gabelli Securities, Inc., a majority owned subsidiary of GBL, acts as investment adviser to certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $781 million as of June 30, 2012; and Gabelli Fixed Income LLC, an indirect wholly owned subsidiary of GBL, acts as investment adviser for separate accounts having assets under management of approximately $63 million as of June 30, 2012. Teton Advisors, Inc. was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, Inc., the principal shareholder of Teton Advisors, Inc. as of June 30, 2012.

The Investment Adviser will provide a continuous investment program for the portfolios of the Fund and oversee the administration of all aspects of the Fund’s business and affairs. The Investment Adviser has sole investment discretion for the assets of the Fund under the supervision of the Fund’s Board and in accordance with the Fund’s stated policies. The Investment Adviser will select investments for the Fund and will place purchase and sale orders on behalf of the Fund.

Investment Advisory Agreements

Affiliates of the Investment Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called “poison pill” or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company that might otherwise be acquired by the Fund if the affiliates of the Investment Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Investment Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objective. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Investment Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Investment Adviser or its affiliates have a substantial pecuniary interest. The Fund may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies that are investment management clients of GAMCO Asset Management Inc. In addition, portfolio companies or their officers or trustees may be minority shareholders of the Investment Adviser or its affiliates.

Under the terms of the Advisory Agreement, the Investment Adviser manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Board. In addition, under the Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund’s business and affairs and provides, or arranges for others to provide, at the Investment Adviser’s expense, certain enumerated services, including maintaining the Fund’s books and records, preparing reports to the Fund’s shareholders and supervising the calculation of the NAV of its shares. All expenses of computing the NAV of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, will be an expense of the Fund under its Advisory Agreement unless the Investment Adviser voluntarily assumes responsibility for such expense. During fiscal year 2011, the Fund paid or accrued $45,000 to the Investment Adviser in connection with the cost of computing the Fund’s NAV.

The Advisory Agreement combines investment advisory and administrative responsibilities in one agreement. For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee computed weekly and paid monthly, equal on an annual basis to 1.00% of the Fund’s average weekly net assets including the liquidation value of preferred shares. The fee paid by the Fund may be higher when leverage in the form of preferred shares are utilized, giving the Investment Adviser an incentive to utilize such leverage. However, the Investment Adviser has agreed to reduce the management fee on the incremental assets attributable to the currently outstanding Series A Preferred and Series B Preferred during the fiscal year if the total return of the NAV of the common shares of the Fund, including distributions and advisory fees subject to reduction for that year, does not exceed the stated dividend rate or corresponding swap rate of each particular series of preferred shares for the period. In other words, if the effective cost of the leverage for any series of preferred shares exceeds the total return (based on NAV) on the Fund’s common shares, the Investment Adviser will waive that portion of its management fee on the incremental assets attributable to the leverage for that series of preferred shares to mitigate the negative impact of the leverage on the common shareholder’s total return, except in connection with the waiver applicable to the portion of the Fund’s assets attributable to Series A Preferred and Series B Auction Market Preferred Shares (“Series B Preferred”). This fee waiver is voluntary and may be discontinued at any time. For Series A Preferred and Series B Preferred, the waiver will remain in effect as long as any shares in a series are outstanding. This fee waiver will not apply to any preferred shares issued from this offering. The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of preferred shares for the period. The test to confirm the accrual of the management fee on the assets attributable to each particular series of preferred shares is annual. The Fund will accrue for the management fee on these assets during the fiscal year if it appears probable that the Fund will incur the management fee on those additional assets.

The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name “Gabelli” is the Investment Adviser’s property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including “Gabelli.”

Pursuant to its terms, the Advisory Agreement will remain in effect with respect to the Fund until the second anniversary of shareholder approval of such Agreement, and from year to year thereafter if approved annually (i) by the Board or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was approved most recently by the Board on February 29, 2012. The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding shares.

A discussion regarding the basis of the Board’s approval of the Advisory Agreement for the Fund is available in the semiannual report to shareholders for the six months ended June 30, 2012.

For each of the years ended, December 31, 2009, December 31, 2010, and December 31, 2011, the Investment Adviser was paid $1,933,306, $2,083,626 and 2,248,725, respectively, for advisory and administrative services rendered to the Fund.

Portfolio Manager Information

Other Accounts Managed

The information below lists the number of other accounts for which each portfolio manager was primarily responsible for the day-to-day management as of the fiscal year ended December 31, 2011.

Name of Portfolio Manager or Team Member	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory fee Based on Performance
1. Mario J. Gabelli	Registered Investment Companies:	26	$18.0B	7	$4.0B
	Other Pooled Investment Vehicles:	16	$604.9M	13	$551.7M
	Other Accounts:	1,766	$13.4B	9	$1.4B

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention. Because the portfolio manager manages many accounts, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only a few accounts.

Allocation of Limited Investment Opportunities. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these accounts or other accounts primarily managed by other portfolio managers of the Investment Adviser and its affiliates.

Pursuit of Differing Strategies. At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of the accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of his accounts.

Selection of Broker/Dealers. The portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that he supervises. In addition to providing execution of trades, some brokers and dealers provide the Investment Adviser with brokerage and research services. These services may be more beneficial to certain funds or accounts of the Investment Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Investment Adviser determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, the portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Investment Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals), the Investment Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Investment Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for the Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account. Because of Mr. Gabelli’s position with, and his indirect majority ownership interest in, an affiliated broker dealer, Gabelli & Company, he may have an incentive to use Gabelli & Company to execute portfolio transactions for the Fund even if using Gabelli & Company is not in the best interest of the Fund.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds or accounts that he or she manages. If the structure of the Investment Adviser’s management fee or the portfolio manager’s compensation differs among funds or accounts (such as where certain funds or accounts pay higher management fees or performance-based fees), the portfolio manager may be motivated to favor certain funds or accounts over others. The portfolio manager also may be motivated to favor funds or accounts in which he or she has an investment interest, or in which the Investment Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds or other accounts that could most significantly benefit the portfolio manager. In Mr. Gabelli’s case, the Investment Adviser’s compensation (and expenses) for the Fund is marginally greater as a percentage of assets than for certain other accounts and is less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee-based accounts than with non-performance-based accounts. In addition, he has investment interests in several of the funds managed by the Investment Adviser and its affiliates.

The Investment Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Investment Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Compensation Structure. Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Investment Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to the Fund. Additionally, he receives similar incentive-based variable compensation for managing other accounts within the Fund Complex. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Investment Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred shares (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met.

Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of the fee is based on a percentage of net revenues received by the Investment Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Investment Adviser’s parent company, GAMCO Investors, Inc., Mr. Gabelli also receives ten percent of the net operating profits of the parent company. Mr. Gabelli receives no base salary, no annual bonus and no stock options.

Ownership of Shares in the Fund

As of December 31, 2011, the portfolio manager of the Fund owns the following amounts of equity securities of the Fund.

Mario J. Gabelli	Over $	1,000,000

Portfolio Holdings Information

Employees of the Investment Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Fund. The Fund and the Investment Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund’s portfolio holdings as well as portfolio trading activity of the Investment Adviser with respect to the Fund (collectively, “Portfolio Holdings Information”). In addition, the Fund and the Investment Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Fund’s website or filed as a part of a required filing on Form N-Q or N-CSR or (b) provided to a third party for legitimate business purposes or regulatory purposes, that has agreed to keep such data confidential under terms approved by the Investment Adviser’s legal department or outside counsel, as described below. The Investment Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and its shareholders and, if a potential conflict between the Investment Adviser’s interests and the Fund’s interests arises, to have such conflict resolved by the Chief Compliance Officer or those Trustees who are not considered to be “interested persons,” as defined in the 1940 Act (the “‘Independent Trustees”). These policies further provide that no officer of the Fund or employee of the Investment Adviser shall communicate with the media about the Fund without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the Investment Adviser.

Under the foregoing policies, the Fund currently may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to 60 days in other cases (with the exception of proxy voting services which require a regular download of data):

(1)	To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Fund;

(2)	To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential at least until it has been made public by the Investment Adviser;

(3)	To service providers of the Fund, as necessary for the performance of their services to the Fund and to the Board; the Fund’s anticipated service providers are its administrator, transfer agent, custodian, independent registered public accounting firm, and legal counsel;

(4)	To firms providing proxy voting and other proxy services, provided such entity has agreed to keep such data confidential until at least it has been made public by the Investment Adviser;

(5)

To certain broker dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential and is further subject to prior approval of the Chief Compliance Officer of the Fund and to reporting to the Board at the next quarterly meeting; and

(6)	To consultants for purposes of performing analysis of the Fund, which analysis (but not the Portfolio Holdings Information) may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Investment Adviser.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Fund that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Fund nor the Investment Adviser, nor any of the Investment Adviser’s affiliates will accept on behalf of itself, its affiliates, or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. The Board will review such arrangements annually with the Fund’s Chief Compliance Officer.

DIVIDENDS AND DISTRIBUTIONS

The Fund, along with other closed-end registered investment companies advised by the Investment Adviser, has obtained an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting it to make periodic distributions of long-term capital gains provided that any distribution policy of the Fund with respect to its common shares calls for periodic (e.g., quarterly or semiannually, but in no event more frequently than monthly) distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distribution or payment of a fixed dollar amount. The exemption also permits the Fund to make distributions with respect to its preferred shares in accordance with the terms of such shares. See “Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan.”

If the total distributions required by a periodic pay-out policy exceed the Fund’s net investment income and net capital gain, the excess will be treated as a return of capital. Shareholders who periodically receive the payment of a dividend or other distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Shareholders should not assume that the source of a distribution from the Fund is net profit. Distributions sourced from paid-in-capital should not be considered the current yield or the total return from an investment in the Fund. If the Fund’s net investment income (including net short-term capital gains) and net long-term capital gains for any year exceed the amount required to be distributed under a periodic pay-out policy, the Fund generally intends to pay such excess once a year, but may, in its discretion, retain and not distribute net long-term capital gains to the extent of such excess. The Fund reserves the right, but does not currently intend, to retain for reinvestment and pay the resulting U.S. federal income taxes on the excess of its net realized long-term capital gains over its net short-term capital losses, if any. See “Automatic Dividend Reinvestment and Voluntary Cash Purchase Plans.”

AUCTIONS FOR AUCTION RATE PREFERRED SHARES

The Fund’s Series B Auction Rate Preferred is a type of preferred shares that pays dividends that vary over time. Prior to February 2008, the dividend rates were set through auctions run by an independent auction agent. Since February 2008, the auctions have failed and have continued to fail. “Failure” means that more Auction Rate Preferred Shares are offered for sale in the auction then there are bids to buy shares. During this period while auctions have continued to fail, holders of the Fund’s Auction Rate Preferred have received dividends at a “maximum” rate determined by reference to short term rates, rather than at a price set by auction. If auctions were to resume functioning, they would operate in accordance with the procedures described below.

Summary of Auction Procedures

The following is a brief summary of the auction procedures for preferred shares that are auction rate preferred shares. These auction procedures are complicated, and there are exceptions to these procedures. Many of the terms in this section have a special meaning. Accordingly, this description does not purport to be complete and is qualified, in its entirety, by reference to the Fund’s Charter, including the provisions of the Statement of Preferences establishing any series of auction rate preferred shares.

The auctions determine the dividend rate for auction rate preferred shares, but each dividend rate will not be higher than the maximum rate. If you own auction rate preferred shares, you may instruct your broker-dealer to enter one of three kinds of orders in the auction with respect to your shares: sell, bid and hold.

•	If you enter a sell order, you indicate that you want to sell auction rate preferred shares at their liquidation preference per share, no matter what the next dividend period’s rate will be.

•

If you enter a bid (or “hold at a rate”) order, which must specify a dividend rate, you indicate that you want to sell auction rate preferred shares only if the next dividend period’s rate is less than the rate you specify.

•	If you enter a hold order you indicate that you want to continue to own auction rate preferred shares, no matter what the next dividend period’s rate will be.

You may enter different types of orders for different portions of your auction rate preferred shares. You may also enter an order to buy additional auction rate preferred shares. All orders must be for whole shares of stock. All orders you submit are irrevocable. There is a fixed number of auction rate preferred shares, and the dividend rate likely will vary from auction to auction depending on the number of bidders, the number of shares the bidders seek to buy, the rating of the auction rate preferred shares and general economic conditions including current interest rates. If you own auction rate preferred shares and submit a bid for them higher than the then-maximum rate, your bid will be treated as a sell order. If you do not enter an order, the broker-dealer will assume that you want to continue to hold auction rate preferred shares, but if you fail to submit an order and the dividend period is longer than 28 days, the broker-dealer will treat your failure to submit a bid as a sell order.

If you do not then own auction rate preferred shares, or want to buy more shares, you may instruct a broker-dealer to enter a bid order to buy shares in an auction at the liquidation preference per share at or above the dividend rate you specify. If your bid for shares you do not own specifies a rate higher than the then-maximum rate, your bid will not be considered.

Broker-dealers will submit orders from existing and potential holders of auction rate preferred shares to the auction agent. Neither the Fund nor the auction agent will be responsible for a broker-dealer’s failure to submit orders from existing or potential holders of auction rate preferred shares. A broker-dealer’s failure to submit orders for auction rate preferred shares held by it or its customers will be treated in the same manner as a holder’s failure to submit an order to the broker-dealer. A broker-dealer may submit orders to the auction agent for its own account. The Fund may not submit an order in any auction.

After each auction for the auction rate preferred shares the auction agent will pay to each broker-dealer, from funds provided by the Fund, a service charge equal to, in the case shares of any auction immediately preceding a dividend period of less than 365 days, the product of (i) a fraction, the numerator of which is the number of days in such dividend period and the denominator of which is 365, times (ii) 1/4 of 1%, times (iii) the liquidation preference per share, times (iv) the aggregate number of auction rate preferred shares placed by such broker-dealer at such auction or, in the case of any auction immediately preceding a dividend period of one year or longer, a percentage of the purchase price of the auction rate preferred shares placed by the broker-dealer at the auction agreed to by the Fund and the broker-dealers.

If the number of auction rate preferred shares subject to bid orders by potential holders with a dividend rate equal to or lower than the then-maximum rate is at least equal to the number of auction rate preferred shares subject to sell orders, then the dividend rate for the next dividend period will be the lowest rate submitted which, taking into account that rate and all lower rates submitted in order from existing and potential holders, would result in existing and potential holders owning all the auction rate preferred shares available for purchase in the auction.

If the number of auction rate preferred shares subject to bid orders by potential holders with a dividend rate equal to or lower than the then-maximum rate is less than the number of auction rate preferred shares subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the maximum rate. In that event, existing holders that have submitted sell orders (or are treated as having submitted sell orders) may not be able to sell any or all of the auction rate preferred shares offered for sale than there are buyers for those shares.

If broker-dealers submit or are deemed to submit hold orders for all outstanding auction rate preferred shares, the auction is considered an “all hold” auction and the dividend rate for the next dividend period will be the “all hold rate,” which is 80% of the “AA” Financial Composite Commercial Paper Rate, as determined in accordance with procedures set forth in the Articles Supplementary establishing the auction rate preferred shares.

The auction procedures include a pro rata allocation of auction rate preferred shares for purchase and sale. This allocation process may result in an existing holder continuing to hold or selling, or a potential holder buying, fewer shares than the number of shares of auction rate preferred shares in its order. If this happens, broker-dealers will be required to make appropriate pro rata allocations among their respective customers.

Settlement of purchases and sales will be made on the next business day (which also is a dividend payment date) after the auction date through DTC. Purchasers will pay for their auction rate preferred shares through broker-dealers in same-day funds to DTC against delivery to the broker-dealers. DTC will make payment to the sellers’ broker-dealers in accordance with its normal procedures, which require broker-dealers to make payment against delivery in same-day funds. As used in this SAI, a business day is a day on which the NYSE is open for trading, and which is not a Saturday, Sunday or any other day on which banks in New York City are authorized or obligated by law to close.

The first auction for a series of auction rate preferred shares will be held on the date specified in the Prospectus Supplement for such series, which will be the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special dividend periods, auctions for such series auction rate preferred shares normally will be held within the frequency specified in the Prospectus Supplement for such series, and each subsequent dividend period for such series auction rate preferred shares normally will begin on the following day.

If an auction is not held because an unforeseen event or unforeseen events cause a day that otherwise would have been an auction date not to be a business day, then the length of the then-current dividend period will be extended by seven days (or a multiple thereof if necessary because of such unforeseen event or events), the applicable rate for such period will be the applicable rate for the then-current dividend period so extended and the dividend payment date for such dividend period will be the first business day immediately succeeding the end of such period.

The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding shares of auction rate preferred shares and three current holders. The three current holders and three potential holders submit orders through broker-dealers at the auction.

Current Holder A	Owns 500 shares, wants to sell all 500 shares if auction rate is less than 4.6%	Bid order at 4.6% rate for all 500 shares

Current Holder B	Owns 300 shares, wants to hold	Hold order will take the auction rate

Current Holder C	Owns 200 shares, wants to sell all 200 shares if auction rate is less than 4.4%	Bid order at 4.4% rate for all 200 shares

Potential Holder D	Wants to buy 200 shares	Places order to buy at or above 4.5%

Potential Holder E	Wants to buy 300 shares	Places order to buy at or above 4.4%

Potential Holder F	Wants to buy 200 shares	Places order to buy at or above 4.6%

The lowest dividend rate that will result in all 1,000 auction rate preferred shares continuing to be held is 4.5% (the offer by D). Therefore, the dividend rate will be 4.5%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A’s dividend rate bid was higher than the dividend rate: Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

Secondary Market Trading and Transfer of Auction Rate Preferred Shares

The underwriters shall not be required to make a market in the auction rate preferred shares. The broker-dealers (including the underwriters) may maintain a secondary trading market for outside of auctions, but they are not required to do so. There can be no assurance that a secondary trading market for the auction rate preferred shares will develop or, if it does develop, that it will provide owners with liquidity of investment. The auction rate preferred shares will not be registered on any stock exchange. Investors who purchase auction rate preferred shares in an auction for a special dividend period should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.

You may sell, transfer, or otherwise dispose of the auction rate preferred shares in the auction process only in whole shares and only pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures, to the Fund or its affiliates or to or through a broker-dealer that has been selected by the Fund or to such other persons as may be permitted by the Fund. However, if you hold your auction rate preferred shares in the name of a broker-dealer, a sale or transfer of your auction rate preferred shares to that broker dealer, or to another customer of that broker-dealer, will not be considered a sale or transfer for purposes of the foregoing if the shares remain in the name of the broker-dealer immediately after your transaction. In addition, in the case of all transfers other than through an auction, the broker-dealer (or other person, if the Fund permits) receiving the transfer must advise the auction agent of the transfer. These procedures would not limit a holder’s ability to sell its auction rate preferred shares in a secondary market transaction.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board, the Investment Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. There may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, Inc. may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Board has determined that portfolio transactions may be executed through Gabelli & Company, Inc. and its broker-dealer affiliates if, in the judgment of the Investment Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, the affiliated broker-dealers charge the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions and comparable to rates charged by other broker-dealers for similar transactions. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information, or other services (e.g., wire services) to the Investment Adviser or its affiliates may receive orders for transactions by the Fund. The term “research, market and statistical information” includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Investment Adviser in connection with the Fund. Conversely, such information provided to the Investment Adviser and its affiliates by brokers and dealers through whom other clients of the Investment Adviser and its affiliates effect securities transactions may be useful to the Investment Adviser in providing services to the Fund.

Although investment decisions for the Fund are made independently from those for the other accounts managed by the Investment Adviser and its affiliates, investments of the kind made by the Fund may also be made for those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Investment Adviser and its affiliates to allocate such purchases and sales in a manner deemed fair and equitable over time to all of the accounts, including the Fund.

For the fiscal years ended December 31, 2009, December 31, 2010 and December 31, 2011, the Fund paid a total of $20,304, $25,977 and $15,284, respectively, in brokerage commissions, of which Gabelli & Company and its affiliates received, $20,304, $25,976 and $13,635, respectively. The amount received by Gabelli & Company and its affiliates from the Fund in respect of brokerage commissions for the fiscal year ended December 31, 2011 represented approximately 89% of the aggregate dollar amount of brokerage commissions paid by the Fund for such period and approximately 89% of the aggregate dollar amount of transactions by the Fund for such period.

PORTFOLIO TURNOVER

The portfolio turnover rates of the Fund for the fiscal years ending December 31, 2010 and December 31, 2011 were 1% and 1%, respectively. The Fund does not engage in the trading of securities for the purpose of realizing short-term profits, but adjusts its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective. Portfolio turnover rate is calculated by dividing the lesser of an investment company’s annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and indirectly by its shareholders. The portfolio turnover rate may vary from year to year and will not be a factor when the Investment Adviser determines that portfolio changes are appropriate. A higher rate of portfolio turnover may also result in taxable gains being passed to shareholders sooner than would otherwise be the case.

TAXATION

The following discussion is a brief summary of certain federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund’s shares. This discussion assumes you are a U.S. person and that you hold your shares as capital assets. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No ruling has been or will be sought from the IRS regarding any matter discussed herein. Counsel to the Fund has not rendered and will not render any legal opinion regarding any tax consequences relating to the Fund or an investment in the Fund. No attempt is made to present a detailed explanation of all federal tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).

The discussions set forth herein and in the Prospectus do not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

Taxation of the Fund

The Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) (a “RIC”). Accordingly, the Fund will, among other things, (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of its total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities of (I) any one issuer (other than U.S. government securities and the securities of other RICs), (II) any two or more issuers in which the Fund owns more than 20% or more of the voting securities and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

The Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.

The investments of the Fund in partnerships, including Qualified Publicly Traded Partnerships, may result in the Fund being subject to state, local, or foreign income, franchise or withholding tax liabilities. Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

As a RIC, the Fund generally is not or will not be, as the case may be, subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of the Fund’s (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the fund’s fiscal year), and (iii) certain undistributed amounts from previous years on which a fund paid no federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received no later than December 31 of the year the distributions are declared, rather than when the distributions are received.

If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Fund’s shareholders would not be deductible by the Fund in computing its taxable income. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to its shareholders its earnings and profits attributable to non-RIC years. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, then the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

Gain or loss on the sales of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

Foreign currency gain or loss on non-U.S. dollar-denominated securities and on any non-U.S. dollar-denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as ordinary income and loss.

Investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject such fund to federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Elections may be available to the Fund to mitigate the effect of this tax provided that the PFIC complies with certain reporting requirements, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under “Taxation of Shareholders.”

The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities (“high yield securities”). A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. federal income tax purposes.

As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income, income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its shareholders.

If the Fund does not meet the asset coverage requirements of the 1940 Act and the Statement of Preferences, the Fund will be required to suspend distributions to the holders of common shares until the asset coverage is restored. Such a suspension of distributions might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid fund-level federal income taxation on all of its income, or might prevent the fund from distributing enough income and capital gain net income to avoid completely imposition of the excise tax.

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause a fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

Foreign Taxes

Since the Fund may invest in foreign securities, income from such securities may be subject to non-U.S. taxes. The Fund expects to invest less than 35% of its total assets in foreign securities. As long as the Fund continues to invest less than 35% of its assets in foreign securities it will not be eligible to elect to “pass-through” to shareholders of a fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.

Taxation of Shareholders

The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a tax of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder’s gross income.

Distributions paid by the Fund from its investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. Such distributions, if reported by the Fund, may, however, qualify (provided holding period and other requirements are met by the Fund and its shareholders) (i) for the dividends received deduction available to corporations, but only to the extent that the Fund’s income consists of dividend income from U.S. corporations and (ii) for taxable years beginning on or before December 31, 2012, as qualified dividend income eligible for the reduced maximum federal tax rate to individuals of generally 15% (currently 0% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or whose shares with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation does not include a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC. If the Fund engages in certain securities lending transactions, the amount received by the Fund that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. Distributions of net capital gain reported as capital gain distributions, if any, are taxable to shareholders at rates applicable to long-term capital gain, whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund’s shares. Capital gain distributions are not eligible for the dividends received deduction. The maximum federal tax rate on net long-term capital gain is currently 15% (for individuals in lower brackets). The maximum rate on long-term capital gain is scheduled to rise to 20% for gains realized in taxable years beginning after December 31, 2012. Unrecaptured Section 1250 gain distributions, if any, will be subject to a 25% tax. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset). Investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.

Beginning in 2013, a 3.8 percent Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

If an individual receives a dividend that is eligible for qualified dividend income treatment, and such dividend constitutes an “extraordinary dividend,” any loss on the sale or exchange of shares in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” for this purpose is generally a dividend (i) in an amount greater than or equal to 5% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

The IRS currently requires that a registered investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction (“DRD”) and qualified dividend income) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the DRD and dividends that constitute qualified dividend income, if any, between its common shares and preferred shares in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Fund’s current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the common shares and preferred shares. Since the Fund’s current and accumulated earnings and profits will first be used to pay dividends on its preferred shares, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of common shares.

Shareholders may be entitled to offset their capital gain distributions (but not distributions eligible for qualified dividend income treatment) with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders with capital loss are urged to consult their tax advisers.

The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

Certain types of income received by the Fund from real estate investment trusts (“REITs”), real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to report some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.

Upon a sale, exchange, redemption or other disposition of shares, a shareholder will generally realize a taxable gain or loss equal to the difference between the amount of cash and the fair market value of other property received and the shareholder’s adjusted tax basis in the shares. Such gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced by substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain distributions received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares.

Ordinary income distributions and capital gain distributions also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

Shareholders will receive, if appropriate, various written notices after the close of each of the Fund’s taxable years regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October and its late-year ordinary loss (defined as the excess of post-October foreign currency and PFIC losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Dividends paid or distributions made by the Fund to shareholders who are non-resident aliens or foreign entities (“foreign investors”) are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a foreign investor will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid or distributions made to a foreign investor who provides a Form W-8ECI, certifying that the dividends or distributions are effectively connected with the foreign investor’s conduct of a trade or business within the United States. Instead, the effectively connected dividends or distributions will be subject to regular U.S. income tax as if the foreign investor were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends or distributions may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A foreign investor who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2014, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to enter into agreements with the IRS that state that they will provide the IRS information including the name, address and taxpayer identification number of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

In general, United States federal withholding tax will not apply to any gain or income realized by a foreign investor in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Persons considering an investment in shares of the Fund should consult their own tax advisers regarding the purchase, ownership and disposition of shares of the Fund.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Persons considering an investment in shares of the Fund should consult their own tax advisers regarding the purchase, ownership and disposition of Fund shares.

BENEFICIAL OWNERS

As of September 30, 2012, there were no persons known to the Fund to be beneficial owners of more than 5% of the Fund’s outstanding common shares.

As of September 30, 2012, the Trustees and Officers of the Fund as a group beneficially owned 1.9% of the Fund’s outstanding common shares.

GENERAL INFORMATION

Book-Entry-Only Issuance

The Depository Trust Company (“DTC”) will act as securities depository for the securities offered pursuant to the Prospectus. The information in this section concerning DTC and DTC’s book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds securities that its participants deposit with DTC. DTC also facilities the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants’ accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC’s records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants’ records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to the prospectus; DTC’s records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Payments on the securities will be made to DTC. DTC’s practice is to credit direct participants’ accounts on the relevant payment date in accordance with their respective holdings shown on DTC’s records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of distributions to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

Proxy Voting Procedures

The Fund has adopted the proxy voting procedures of the Investment Adviser and has directed the Investment Adviser to vote all proxies relating to the Fund’s voting securities in accordance with such procedures. The proxy voting procedures are attached. They are also on file with the Securities and Exchange Commission and can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-551-8090. The proxy voting procedures are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site (http://www.sec.gov) and copies of the proxy voting procedures may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

Code of Ethics

The Fund and the Investment Adviser have adopted a code of ethics under Rule 17j-1 under the 1940 Act. The code of ethics permits personnel, subject to the code of ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by a fund in the Fund Complex. This code of ethics sets forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Investment Adviser and their affiliates. For example, such persons may not purchase any security for which the Fund has a purchase or sale order pending, or for which such trade is under consideration. In addition, those trustees/directors, officers and employees that are principally involved in investment decisions for client accounts are prohibited from purchasing or selling for their own account for a period of seven days a security that has been traded for a client’s account, unless such trade is executed on more favorable terms for the client’s account and it is determined that such trade will not adversely affect the client’s account. Short-term trading by such trustees/directors, officers and employees for their own accounts in securities held by a Fund client’s account is also restricted. The above examples are subject to certain exceptions and they do not represent all of the trading restrictions and policies set forth by the code of ethics. The code of ethics is on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The code of ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, Washington, D.C. 20549-0102.

Joint Code of Ethics for Chief Executive and Senior Financial Officers

The Fund and the Investment Adviser have adopted a joint code of ethics that serves as a code of conduct. The joint code of ethics sets forth policies to guide the chief executive and senior financial officers in the performance of their duties. The code of ethics is on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. The code of ethics is also available on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov), and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, Washington, D.C. 20549-0102.

Financial Statements

The audited financial statements included in the annual report to the Fund’s shareholders for the year ended December 31, 2011 and together with the report of PricewaterhouseCoopers LLP (“PwC”) for the Fund’s annual report, are incorporated herein by reference to the Fund’s annual report to shareholders. All other portions of the annual report to shareholders are not incorporated herein by reference and are not part of the registration statement, the SAI, the Prospectus or any Prospectus Supplement.

The unaudited financial statements included in the semiannual report to the Fund’s shareholders for the period ended June 30, 2012 are incorporated herein by reference to the Fund’s semiannual report to shareholders. All other portions of the semiannual report to shareholders are not incorporated herein by reference and are not part of the registration statement, the SAI, the Prospectus or any Prospectus Supplement.

Independent Registered Public Accounting Firm

PwC serves as the Independent Registered Public Accounting Firm of the Fund and audits the financial statements of the Fund. PwC is located at 300 Madison Avenue, New York, New York 10017.